Exhibit 10.2

                                   EXHIBIT "E"

Attached to and made a part of that certain Joint Participation Agreement effective July 1, 2005 by and between Marathon Oil Company and Ridgewood Energy Corporation.

                          OFFSHORE OPERATING AGREEMENT

                                 DATED EFFECTIVE

                                  JULY 1, 2005

                                    COVERING:

                    OCS-G 27012; WEST CAMERON AREA BLOCK 259
                    OCS-G 24722; WEST CAMERON AREA BLOCK 265
                    OCS-G 24723; WEST CAMERON AREA BLOCK 266


                           FEDERAL OFFSHORE LOUISIANA

                                TABLE OF CONTENTS





WITNESSETH : ..................................................................7

ARTICLE 1 APPLICATION .........................................................7

  1.1  APPLICATION TO CONTRACT AREA ...........................................7

ARTICLE 2 DEFINITIONS .........................................................7

  2.1   ADDITIONAL TESTING ....................................................7
  2.2   AFFILIATE .............................................................7
  2.3   AUTHORIZATION FOR EXPENDITURE (AFE) ...................................8
  2.4   COMPLETE, COMPLETING, COMPLETION, COMPLETED ...........................8
  2.5   COMPLETION EQUIPMENT ..................................................8
  2.6   CONFIDENTIAL DATA .....................................................8
  2.7   CONTRACT AREA .........................................................8
  2.8   DEEPEN, DEEPENING .....................................................8
  2.9   DEVELOPMENT FACILITIES ................................................8
  2.10  DEVELOPMENT OPERATION .................................................9
  2.11  DEVELOPMENT WELL ......................................................9
  2.12  EXPLORATORY OPERATION .................................................9
  2.13  EXPLORATORY WELL ......................................................9
  2.14  EXPORT PIPELINES ......................................................9
  2.15  FORCE MAJEURE .........................................................9
  2.16  HYDROCARBONS ..........................................................9
  2.17  JOINT ACCOUNT .........................................................9
  2.18  LEASE .................................................................9
  2.19  MMS ..................................................................10
  2.20  NON-CONSENT OPERATION ................................................10
  2.21  NON-CONSENT PLATFORM .................................................10
  2.22  NON-CONSENT WELL .....................................................10
  2.23  NON-OPERATOR .........................................................10
  2.24  NON-PARTICIPATING PARTY ..............................................10
  2.25  NON-PARTICIPATING PARTY'S SHARE ......................................10
  2.26  OBJECTIVE DEPTH ......................................................10
  2.27  OBJECTIVE HORIZON ....................................................10
  2.28  OFFSITE HOST FACILITIES ..............................................10
  2.29  OPERATOR .............................................................10
  2.30  PARTICIPATING INTEREST ...............................................10
  2.31  PARTICIPATING PARTY ..................................................11
  2.32  PLATFORM .............................................................11
  2.33  PRODUCIBLE RESERVOIR .................................................11
  2.34  PRODUCIBLE WELL ......................................................11
  2.35  PRODUCTION INTERVAL ..................................................11
  2.36  RECOMPLETE, RECOMPLETING, RECOMPLETION ...............................11
  2.37  REWORK, REWORKING ....................................................11
  2.38  SIDETRACK, SIDETRACKING ..............................................11
  2.39  TAKE-IN-KIND FACILITIES ..............................................12
  2.40  TRANSFER OF INTEREST .................................................12
  2.41  WORKING INTEREST .....................................................12




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ARTICLE 3 EXHIBITS ...........................................................12

  3.1   EXHIBITS .............................................................12
     3.1.1    Exhibit "A" ....................................................12
     3.1.2    Exhibit "B" ....................................................12
     3.1.3    Exhibit "C" ....................................................12
     3.1.4    Exhibit "D" ....................................................12
     3.1.5    Exhibit "E" ....................................................12
     3.1.6    Exhibit "F" ....................................................12
     3.1.7    Exhibit "G" ....................................................12
     3.1.8    Exhibit "H" ....................................................12
  3.2   CONFLICTS ............................................................13

ARTICLE 4 OPERATOR ...........................................................13

  4.1   OPERATOR .............................................................13
  4.2   SUBSTITUTE OPERATOR ..................................................13
     4.2.1    Circumstances Under Which the Operator Must Conduct a
              Non-Consent Operation ..........................................13
     4.2.2    Operator's Conduct of a Non-Consent Operation in Which
              it is a Non participating Party ................................14
     4.2.3    Appointment of a Substitute Operator ...........................14
     4.2.4    Redesignation of Operator ......................................14
  4.3   RESIGNATION OF OPERATOR ..............................................14
  4.4   REMOVAL OF OPERATOR ..................................................15
  4.5   SELECTION OF SUCCESSOR ...............................................15
  4.6   EFFECTIVE DATE OF RESIGNATION OR REMOVAL .............................16
  4.7   DELIVERY OF PROPERTY .................................................16

ARTICLE 5 AUTHORITY AND DUTIES OF OPERATOR ...................................17

  5.1   EXCLUSIVE RIGHT TO OPERATE ...........................................17
  5.2   WORKMANLIKE CONDUCT ..................................................17
  5.3   LIENS AND ENCUMBRANCES ...............................................17
  5.4   EMPLOYEES AND CONTRACTORS ............................................17
  5.5   RECORDS ..............................................................17
  5.6   COMPLIANCE ...........................................................17
  5.7   CONTRACTORS ..........................................................18
  5.8   GOVERNMENTAL REPORTS .................................................18
  5.9   INFORMATION TO PARTICIPATING PARTIES .................................18
  5.10  INFORMATION TO NON-PARTICIPATING PARTIES .............................19

ARTICLE 6 VOTING AND VOTING PROCEDURES .......................................19

  6.1  VOTING PROCEDURES .....................................................19
     6.1.1    Voting Interest ................................................19
     6.1.2    Vote Required ..................................................19
     6.1.3    Votes ..........................................................20
     6.1.4    Meetings .......................................................20

ARTICLE 7 ACCESS .............................................................20

  7.1   ACCESS TO CONTRACT AREA ..............................................20
  7.2   REPORTS ..............................................................20
  7.3   CONFIDENTIALITY ......................................................21
  7.4   LIMITED DISCLOSURE ...................................................21
  7.5   LIMITED RELEASES TO OFFSHORE SCOUT ASSOCIATION .......................21
  7.6   MEDIA RELEASES .......................................................22
     7.6.1    Operator's News Release ........................................22
     7.6.2    Non-operating party's News Release .............................22
     7.6.3    Emergency News Releases ........................................23




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ARTICLE 8 EXPENDITURES .......................................................23

  8.1   BASIS OF CHARGE TO THE PARTIES .......................................23
  8.2   AFES .................................................................23
  8.3   EMERGENCY AND REQUIRED EXPENDITURES ..................................23
  8.4   ADVANCE BILLINGS .....................................................24
  8.5   COMMINGLING OF FUNDS .................................................24
  8.6   SECURITY RIGHTS ......................................................24
  8.7   OVEREXPENDITURES .....................................................24

ARTICLE 9 NOTICES ............................................................25

  9.1   GIVING AND RECEIVING NOTICES .........................................25
  9.2   CONTENT OF NOTICE ....................................................25
  9.3   RESPONSE TO NOTICES ..................................................26
     9.3.1    Platform and/or Development Facilities Proposals ...............26
     9.3.2    Well Proposals .................................................26
     9.3.3    Proposal for Multiple Operations ...............................26
     9.3.4    Other Matters ..................................................26
  9.4   FAILURE TO RESPOND ...................................................26
  9.5   RESPONSE TO COUNTERPROPOSALS .........................................27
  9.6   TIMELY WELL OPERATIONS ...............................................27
  9.7   TIMELY PLATFORM/DEVELOPMENT FACILITIES OPERATIONS ....................27

ARTICLE 10 EXPLORATORY OPERATIONS ............................................28

  10.1  PROPOSING OPERATIONS .................................................28
  10.2  COUNTERPROPOSALS .....................................................28
  10.3  OPERATIONS BY ALL PARTIES ............................................28
  10.4  SECOND OPPORTUNITY TO PARTICIPATE ....................................28
  10.5  OPERATIONS BY FEWER THAN ALL PARTIES .................................29
     10.5.1  Acreage Out .....................................................29
  10.6  EXPENDITURES APPROVED ................................................29
  10.7  CONDUCT OF OPERATIONS ................................................29
  10.8  COURSE OF ACTION AFTER REACHING OBJECTIVE DEPTH ......................30
     10.8.1   Election by Participating Parties ..............................30
     10.8.2   Priority of Operations .........................................30
     10.8.3   Second Opportunity to Participate ..............................31
     10.8.4   Operations by Fewer Than All Parties ...........................31
        10.8.4.1   Additional Testing, Coring or Logging Operation
                   by Fewer than All Parties .................................32
     10.8.5   Subsequent Operations ..........................................32
  10.9    WELLS PROPOSED BELOW DEEPEST PRODUCIBLE RESERVOIR ..................32

ARTICLE 11 DEVELOPMENT OPERATIONS ............................................33

  11.1    PROPOSING OPERATIONS ...............................................33
  11.2    COUNTERPROPOSALS ...................................................33
  11.3    OPERATIONS BY ALL PARTIES ..........................................34
  11.4     SECOND OPPORTUNITY TO PARTICIPATE .................................34
  11.5     OPERATIONS BY FEWER THAN ALL PARTIES ..............................34
  11.6     EXPENDITURES APPROVED .............................................35
  11.7     CONDUCT OF OPERATIONS .............................................35
  11.8     COURSE OF ACTION AFTER REACHING OBJECTIVE DEPTH ...................35
     11.8.1  Election by Participating Parties ...............................35
     11.8.2   Priority of Operations .........................................35
     11.8.3  Second Opportunity to Participate ...............................36
     11.8.4   Operations by Fewer Than All Parties ...........................37
        11.8.4.1   Additional Testing Operation by Fewer than All Parties ....37
     11.8.5   Subsequent Operations ..........................................37



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     11.8.6   Restoration of Damaged Development Well ........................38


ARTICLE 12 PLATFORM AND DEVELOPMENT FACILITIES ...............................39

  12.1  PROPOSAL .............................................................39
  12.2  COUNTERPROPOSALS .....................................................39
     12.2.1   Operations by All Parties ......................................39
     12.2.2   Second Opportunity to Participate ..............................39
     12.2.3   Operations by Fewer Than All Parties ...........................39
  12.3  OWNERSHIP AND USE OF THE PLATFORM AND DEVELOPMENT FACILITIES .........40
  12.4  RIGHTS TO TAKE IN KIND ...............................................41
  12.5  EXPANSION OR MODIFICATION OF A PLATFORM AND/OR DEVELOPMENT
        FACILITIES ...........................................................42
  12.6  OFFSITE HOST FACILITIES ..............................................42

ARTICLE 13 NON-CONSENT OPERATIONS ............................................43

  13.1  NON-CONSENT OPERATIONS ...............................................43
     13.1.1   Non-interference ...............................................43
     13.1.2   Multiple Completion Limitation .................................43
     13.1.3   Metering .......................................................43
     13.1.4   Non-consent Well ...............................................43
     13.1.5   Cost Information ...............................................43
     13.1.6   Completions ....................................................44
  13.2  RELINQUISHMENT OF INTEREST ...........................................44
     13.2.1   Production Reversion Recoupment ................................44
     13.2.2   Non-production Reversion .......................................45
  13.3  DEEPENING OR SIDETRACKING OF NON-CONSENT WELL ........................46
  13.4  DEEPENING OR SIDETRACKING COST ADJUSTMENTS ...........................46
  13.5  SUBSEQUENT OPERATIONS IN NON-CONSENT WELL ............................47
  13.6  OPERATIONS IN A PRODUCTION INTERVAL ..................................47
  13.7  OPERATIONS UTILIZING A NON-CONSENT PLATFORM AND/OR DEVELOPMENT
        FACILITIES ...........................................................47
     13.7.1   Forfeiture of Initial Platform or Development Facilities .......48
  13.8  DISCOVERY OR EXTENSION FROM NON-CONSENT DRILLING .....................48
  13.9  ALLOCATION OF PLATFORM/DEVELOPMENT FACILITIES COSTS TO NON-CONSENT
        OPERATIONS ...........................................................48
     13.9.1   Charges ........................................................48
     13.9.2   Operating and Maintenance Charges ..............................50
  13.10 ALLOCATION OF COSTS BETWEEN ZONES ....................................50
  13.11 LEASE MAINTENANCE OPERATIONS .........................................50
     13.11.1  Participation in Lease Maintenance Operations ..................50
     13.11.2  Accounting for Non-participation ...............................51
  13.12 RETENTION OF LEASE BY NON-CONSENT WELL ...............................51
  13.13 NON-CONSENT PREMIUMS .................................................52

ARTICLE 14 ABANDONMENT, SALVAGE, AND SURPLUS .................................52

  14.1  PLATFORM SALVAGE AND REMOVAL COSTS ...................................52
  14.2  ABANDONMENT OF PLATFORMS, DEVELOPMENT FACILITIES OR WELLS ............52
  14.3  ASSIGNMENT OF INTEREST ...............................................53
  14.4  ABANDONMENT OPERATIONS REQUIRED BY GOVERNMENTAL AUTHORITY ............53
  14.5  DISPOSAL OF SURPLUS MATERIAL .........................................53

ARTICLE 15 WITHDRAWAL ........................................................54

  15.1  RIGHT TO WITHDRAW ....................................................54
  15.2  RESPONSE TO WITHDRAWAL NOTICE ........................................54



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     15.2.1   Unanimous Withdrawal ...........................................54
     15.2.2   No Additional Withdrawing Parties ..............................55
     15.2.3   Acceptance of the Withdrawing Parties' Interests ...............55
     15.2.4   Effects of Withdrawal ..........................................55
  15.3  LIMITATION UPON AND CONDITIONS OF WITHDRAWAL .........................55
     15.3.1   Prior Expenses .................................................55
     15.3.2   Confidentiality ................................................56
     15.3.3   Emergencies and Force Majeure ..................................56

ARTICLE 16 RENTALS, ROYALTIES, AND OTHER PAYMENTS ............................57

  16.1  OVERRIDING ROYALTY AND OTHER BURDENS .................................57
  16.2  SUBSEQUENTLY CREATED INTEREST ........................................57
  16.3  PAYMENT OF RENTALS AND MINIMUM ROYALTIES .............................58
  16.4  NON-PARTICIPATION IN PAYMENTS ........................................58
  16.5  ROYALTY PAYMENTS .....................................................58

ARTICLE 17 TAXES .............................................................58

  17.1  PROPERTY TAXES .......................................................58
  17.2  CONTEST OF PROPERTY TAX VALUATION ....................................59
  17.3  PRODUCTION AND SEVERANCE TAXES .......................................59
  17.4  OTHER TAXES AND ASSESSMENTS ..........................................59

ARTICLE 18 INSURANCE .........................................................59

  18.1  INSURANCE ............................................................59
  18.2  BONDS ................................................................59

ARTICLE 19 LIABILITY, CLAIMS, AND LAWSUITS ...................................60

  19.1  INDIVIDUAL OBLIGATIONS ...............................................60
  19.2  NOTICE OF CLAIM OR LAWSUIT ...........................................60
  19.3  SETTLEMENTS ..........................................................60
  19.4  DEFENSE OF CLAIMS AND LAWSUITS .......................................60
  19.5  LIABILITY FOR DAMAGES ................................................61
  19.6  INDEMNIFICATION FOR NON-CONSENT OPERATIONS ...........................61
  19.7  DAMAGE TO RESERVOIR, LOSS OF RESERVES AND PROFIT .....................62
  19.8  NON-ESSENTIAL PERSONNEL ..............................................62
  19.9  DISPUTE RESOLUTION PROCEDURE .........................................62
  19.10 NON-OPERATOR RELEASE FOR CONTRACTOR INDEMNITY ........................62

ARTICLE 20 INTERNAL REVENUE PROVISION ........................................63

  20.1  INTERNAL REVENUE PROVISION ...........................................63

ARTICLE 21 CONTRIBUTIONS .....................................................63

  21.1  NOTICE OF CONTRIBUTIONS OTHER THAN ADVANCES FOR SALE OF PRODUCTION ...63
  21.2  CASH CONTRIBUTIONS ...................................................63
  21.3  ACREAGE CONTRIBUTIONS ................................................63

ARTICLE 22 DISPOSITION OF PRODUCTION .........................................64

  22.1  TAKE-IN-KIND FACILITIES ..............................................64
  22.2  DUTY TO TAKE IN KIND .................................................64
  22.3  FAILURE TO TAKE OIL AND CONDENSATE IN KIND ...........................64
  22.4  FAILURE TO TAKE GAS IN KIND ..........................................65
  22.5  EXPENSES OF DELIVERY IN KIND .........................................65

ARTICLE 23 APPLICABLE LAW ....................................................65

  23.1  APPLICABLE LAW .......................................................65



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ARTICLE 24 LAWS, REGULATIONS, AND NONDISCRIMINATION ..........................66

  24.1  LAWS AND REGULATIONS .................................................66
  24.2  NONDISCRIMINATION ....................................................66

ARTICLE 25 FORCE MAJEURE .....................................................66

  25.1  FORCE MAJEURE ........................................................66

ARTICLE 26 SUCCESSORS, ASSIGNS, AND PREFERENTIAL RIGHTS ......................66

  26.1  TRANSFER OF INTEREST .................................................66
     26.1.1   Exceptions to Transfer Notice ..................................67
     26.1.2   Effective Date of Transfer of Interest .........................67
     26.1.3   Form of Transfer of Interest ...................................67
     26.1.4   Warranty .......................................................68
  26.2  PREFERENTIAL RIGHT TO PURCHASE .......................................68
     26.2.1   Notice of Proposed Transfer of Interest ........................68
     26.2.2   Exercise of Preferential Right to Purchase .....................68
     26.2.3   Transfer of Interest Not Affected by the Preferential
              Right to Purchase ..............................................69
     26.2.4   Completion of Transfer of Interest .............................70

ARTICLE 27 ADMINISTRATIVE PROVISIONS .........................................70

  27.1  TERM .................................................................70
  27.2  WAIVER ...............................................................70
  27.3  WAIVER OF RIGHT TO PARTITION .........................................70
  27.4  COMPLIANCE WITH LAWS AND REGULATIONS .................................71
     27.4.1   Severance of Invalid Provisions ................................71
     27.4.2   Fair and Equal Employment ......................................71
  27.5  CONSTRUCTION AND INTERPRETATION OF THIS AGREEMENT ....................71
     27.5.1   Headings for Convenience .......................................71
     27.5.2   Article References .............................................71
     27.5.3   Gender and Number ..............................................72
     27.5.4   Future References ..............................................72
     27.5.5   Currency .......................................................72
     27.5.6   Intentionally Omitted ..........................................72
     27.5.7   Joint Preparation ..............................................72
     27.5.8   Integrated Agreement ...........................................72
     27.5.9   Binding Effect .................................................72
     27.5.10  Further Assurances .............................................72
     27.5.11  Counterpart Execution ..........................................72
  27.6  RESTRICTED BIDDING ...................................................73


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


                          OFFSHORE OPERATING AGREEMENT


THIS OFFSHORE OPERATING AGREEMENT ("Agreement"), made effective the 1st day of July, 2005, by the signers hereof, their respective heirs, successors, legal representatives, and assigns, herein referred to collectively as the "Parties" and individually as a "Party."


                                   WITNESSETH:

WHEREAS, the Parties own a leasehold interest in one (1) or more oil and gas Leases identified in Exhibit "A" and desire to explore, develop, produce, and operate those Leases pursuant to this Agreement.


NOW, THEREFORE, in consideration of the premises and the mutual covenants in this Agreement, the Parties agree as follows:


                                    ARTICLE 1

                                   APPLICATION


1.1    Application to Contract Area

       This Agreement shall apply to the entire Contract Area (whether one or more Leases), as to all depths.

                              ARTICLE 2 DEFINITIONS


2.1    Additional Testing

       An operation not previously approved in the AFE and proposed for the specific purpose of obtaining additional subsurface data.

2.2    Affiliate

       For a person, another person that controls, is controlled by, or is under common control with that person. In this definition, (a) "control" means the ownership by one person, directly or indirectly, of more than fifty percent (50%) of the voting securities of a corporation or, for other persons, the equivalent ownership interest (such as partnership interests), and (b) "person" means an individual, corporation, partnership, trust, estate, unincorporated organization, association, or other legal entity.



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


2.3    Authorization For Expenditure (AFE)

       An authority to expend funds prepared by a Party to estimate the costs to be incurred in conducting an operation under this Agreement.

2.4    Complete, Completing, Completion, Completed

       An operation to complete a well for initial Hydrocarbon production in one
       (1) or more Producible Reservoirs, including, but not limited to, setting production casing, perforating the casing, stimulating the well, installing Completion Equipment, and/or conducting production tests.

2.5    Completion Equipment

       That certain equipment on an Exploratory Well or a Development Well required to be installed prior to the movement of a well-completion rig off that well,

       (a) under 30 CFR 250.502, or any succeeding order or regulation issued by the MMS, up to and including the tree, and

       (b) by any other regulatory agency having jurisdiction, including, but not limited to, a caisson and navigational aids.

2.6    Confidential Data

       This Agreement and the information and data obtained under this Agreement, including, but not limited to, geological, geophysical, and reservoir information; originals and copies of logs; core and core analysis; and other well information including, but not limited to, the progress, tests, or results of a well drilled or an operation conducted under this Agreement, except data or information that becomes public other than by breach of this Agreement or as agreed to in writing by the Participating Parties.

2.7    Contract Area

       The OCS Blocks or portions thereof covered by the Leases subject to this Agreement, as listed on Exhibit "A".

2.8    Deepen, Deepening

       A drilling operation conducted in an existing wellbore below the Objective Depth to which the well was previously drilled.

2.9    Development Facilities

       Production equipment other than Completion Equipment that is installed on or outside the Contract Area in order to handle or process Hydrocarbon production. Development Facilities include, but are not limited to:

       (a) compression, separation, dehydration, generators, treaters, skimmers, bunkhouses and metering equipment;

       (b) the flowlines, gathering lines or lateral lines that deliver Hydrocarbons and water

              1) from the Completion Equipment to the Platform or to Offsite Host Facilities, or

              2)     from the Platform to Export Pipelines; and

       (c)    injection and disposal wells.

       Development Facilities exclude Export Pipelines.

2.10   Development Operation

       An operation on the Contract Area other than an Exploratory Operation.

2.11   Development Well

       A well or portion of a well proposed as a Development Operation.

2.12   Exploratory Operation

       An operation that is conducted on the Contract Area and that is any of the following:

       (a)    proposed to Complete an Exploratory Well;

       (b) proposed for an Objective Horizon that is not a Producible Reservoir; or

       (c) proposed for an Objective Horizon that has a Producible Well, but that will be penetrated at a location where the distance between the midpoint of the Objective Horizon to be penetrated by the proposed operation and the midpoint of the same Objective Horizon where it is actually penetrated by a Producible Well will be at least twenty-five hundred (2500) feet for a gas Completion and at least fifteen hundred (1500) feet for an oil Completion.

2.13   Exploratory Well

       A well or portion of a well proposed as an Exploratory Operation.

2.14   Export Pipelines

       Pipelines to which a gathering line or lateral line downstream of the Platform and/or Development Facilities or, if there is no Platform, the Completion Equipment, is connected and which are used to transport Hydrocarbons or produced water to shore.

2.15   Force Majeure

       An event or cause that is reasonably beyond the control of the Party claiming the existence of such event or cause, which includes, but is not limited to, a flood, storm, hurricane, loop current/eddy, or other act of God, a fire, loss of well control, oil spill, or other environmental catastrophe, a war, terrorist act, a civil disturbance, a labor dispute, a strike, a lockout, compliance with a law, order, rule, or regulation, governmental action or delay in granting necessary permits or permit approvals, and the inability to secure materials or a rig (which shall include delays in the ability to take actual possession of contracted materials or a rig).

2.16   Hydrocarbons

       Oil and/or gas and associated liquid and gaseous by-products (except helium) which may be produced from a wellbore located on the Contract Area.

2.17   Joint Account

       This term has the same definition as the defined term "Joint Account" in Exhibit "C" (Accounting Procedure).

2.18   Lease

       Each oil and gas lease identified in Exhibit "A" and the lands covered by that lease.



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


2.19   MMS

       The Minerals Management Service, United States Department of Interior, or its successor agency. Where appropriate, the reference to MMS shall include the appropriate state agency.

2.20   Non-consent Operation

       An operation conducted on the Contract Area by fewer than all Parties, which subjects the Nonparticipating Party to Article 13 (Non-Consent Operations).

2.21   Non-consent Platform

       A Platform owned by fewer than all Parties.

2.22   Non-consent Well

       An Exploratory Well or a Development Well owned by fewer than all Parties.

2.23   Non-operator

       A Party other than the Operator.

2.24   Non-participating Party

       A Party other than a Participating Party.

2.25   Non-participating Party's Share

       The Participating Interest that a Non-participating Party would have had if all Parties had participated in the operation.

2.26   Objective Depth

       A depth sufficient to test the lesser of the Objective Horizon or the specific footage depth stated in the AFE and approved by the Participating Parties or such lesser depth mutually agreed by the Parties.

2.27   Objective Horizon

       The interval consisting of the deepest zone, formation, or horizon to be tested in an Exploratory Well, Development Well, Deepening operation, or Sidetracking operation, as stated in the AFE and approved by the Participating Parties.

2.28   Offsite Host Facilities

       Development and handling facilities that (a) are located of the Contract Area and (b) are either owned by one or more third parties or by one or more Participating Parties in a well, whose interests in the development and handling facilities differ from their respective Working Interest shares in the well.

2.29   Operator

       The Party designated in Article 4.1 (Designation of the Operator), a successor Operator selected under Article 4.5 (Selection of Successor Operator), and, if applicable, a substitute Operator selected under
       Article 4.2 (Substitute Operator).

2.30   Participating Interest

       The percentage of the costs and risks of conducting an operation under this Agreement that a Participating Party agrees, or is otherwise obligated, to pay and bear.



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


2.31   Participating Party

       A Party that executes an AFE for a proposed operation or otherwise agrees, or becomes liable, to pay and bear a share of the costs and risks of conducting an operation under this Agreement.

2.32   Platform

       An offshore structure on the Contract Area that supports Wells, Completion Equipment, or Development Facilities, whether fixed, compliant, or floating, and the components of that structure, including, but not limited to, caissons or well protectors to the extent same are not Completion Equipment, rising above the water line and used for the exploration, development, or production of Hydrocarbons. The term "Platform" shall also mean any offshore equipment or template (excluding templates used for drilling operations) and any component thereof, other than' Completion Equipment (including, but not limited to, flow lines and control systems), that is resting on or attached to the sea floor and used to obtain production of Hydrocarbons.

2.33   Producible Reservoir

       An underground accumulation of Hydrocarbons (a) in a single and separate natural pool characterized by a distinct pressure system, (b) not in Hydrocarbon communication with another accumulation of Hydrocarbons, and
       (c) into which a Producible Well has been drilled.

2.34   Producible Well

       A well that is drilled under this Agreement and that (a) is producing Hydrocarbons; (b) is determined to be, or meets the criteria for being determined to be, capable of producing Hydrocarbons in paying quantities under an applicable order or regulation issued by the governmental authority having jurisdiction; or (c) is determined to be a Producible Well by the unanimous vote of the Participating Parties.

2.35   Production Interval

       A zone or interval producing or capable of producing Hydrocarbons from a well without Reworking operations.

2.36   Recomplete, Recompleting, Recompletion

       An operation whereby a Completion in one Producible Reservoir is abandoned in order to attempt a Completion in a different Producible Reservoir within the existing wellbore.

2.37   Rework, Reworking

       An operation conducted in a well, after it has been Completed in one or more Producible Reservoirs, to restore, maintain, or improve Hydrocarbon production from one or more of those Producible Reservoirs, but specifically excluding drilling, Sidetracking, Deepening, Completing, or Recompleting the well.

2.38   Sidetrack, Sidetracking

       The directional control and intentional deviation of a well to change the bottom-hole location, whether it be to the original Objective Depth or formation or another bottom-hole location not deeper than the stratigraphic equivalent of the initial Objective Depth, unless the intentional deviation is done to straighten the hole or to drill around junk in the hole or to overcome other mechanical difficulties.

2.39   Take-in-Kind Facilities

       Facilities which (i) are not paid for by the Joint Account and (ii) are installed for the benefit and use of a particular Party or Parties to take its or their share of Hydrocarbon production in kind.

2.40   Transfer of Interest

       A conveyance, assignment, transfer, farmout, exchange, or other disposition of all or part of a Party's Working Interest.

2.41   Working Interest

       The record title interest, or where applicable, the operating rights of each Party in and to each Lease (expressed as the percentage provided in Exhibit "A"). If a Party's record title interest is different from its operating rights, the Working Interest of each Party is the interest provided in Exhibit "A".

                                    ARTICLE 3

                                    EXHIBITS


3.1    Exhibits

       The following exhibits are attached to this Agreement and incorporated into this Agreement by reference:

       3.1.1  Exhibit "A"

              Operator, Description of Leases, Division of Interests, and Notification Addresses

       3.1.2  Exhibit "B"

              Insurance provisions.

       3.1.3  Exhibit "C"

              Accounting procedure.

       3.1.4  Exhibit "D"

              Non-discrimination Provisions.

       3.1.5  Exhibit "E"

              Gas Balancing Agreement.

       3.1.6  Exhibit "F"

              Memorandum of Operating Agreement and Financing Statement.

       3.1.7  Exhibit "G"

              Dispute Resolution

       3.1.8  Exhibit "H"

              Security Rights; Default; Unpaid Charges; Carved-out Interests

3.2    Conflicts

       If a provision of an exhibit, except Exhibits "D," or "E", is inconsistent with a provision in the body of this Agreement, the provision in the body of this Agreement shall prevail. If a provision of Exhibit "D," or "E", is inconsistent with a provision in the body of this Agreement; however, the provision of the exhibit shall prevail.


                                    ARTICLE 4

                                    OPERATOR


4.1    Operator

       Marathon Oil Company (MOC) is designated as the Operator of the Contract Area. The Parties shall promptly execute and provide Operator with all documents required by the MMS in connection with the designation of MOC as Operator or with the designation of any other Party as a substitute or successor Operator. Unless agreed to the contrary by all Parties hereto, Operator shall also be classified as the designated applicant for oil spill financial responsibility purposes and each Non-operating Party shall promptly execute the appropriate documentation reflecting this designation and promptly provide same to Operator for filing with the MMS.

4.2    Substitute Operator

       Except as otherwise provided in Article 4.2.1 (Circumstances Under Which the Operator Must Conduct a Non-Consent Operation), if the Operator becomes a Non-participating Party in a Non-consent Operation, the Participating Parties may approve the designation of any Participating Party as the substitute Operator by the vote of one (1) or more of the Participating Parties having a combined forty percent (40%) or more of the Participating Interests. The substitute Operator shall serve only (a) for the Non-consent Operation, (b) on the Lease, or that portion of the Lease, affected by the Non-consent Operation, and (c) with the same authority, rights, obligations, and duties as the Operator. If a Non-operator is the only Participating Party in a Non-consent Operation, then the Non-operator shall be designated as the substitute Operator for that Non consent Operation, with no vote required, unless the Non-operator elects not to accept the designation. No Non-operator shall ever be designated as a substitute Operator against its will. If a substitute Operator is not designated under the foregoing procedures, the Operator shall, upon the unanimous agreement of the Participating Parties and the Operator, conduct the Non-consent Operation on behalf of the Participating Parties and at the Participating Parties' sole cost and risk under Article 13 (Non-Consent Operations).

       4.2.1 Circumstances Under Which the Operator Must Conduct a Non-Consent Operation

              If:

              (a) a drilling rig is on location and the Operator becomes a Non-participating Party in a supplemental AFE for an Exploratory Operation, or Development Operation, or

              (b) the Operator becomes a Non-participating Party in an operation to be conducted from a Platform operated by the Operator, the Operator, as a Non-participating Party, shall conduct the Non-consent Operation on behalf of the Participating Parties and at the Participating Parties' sole cost and risk under Article 13 (Non-Consent Operations).

       4.2.2 Operator's Conduct of a Non-Consent Operation in Which it is a Non-participating Party

              When, under Article 4.2 (Substitute Operator) or Article 4.2.1 (Circumstances Under Which the Operator Must Conduct a Non-Consent Operation), the Operator conducts a Non-consent Operation in which it is a Non-participating Party, it shall follow the practices and standards in Article 5 (Exclusive Right to Operate). Notwithstanding anything to the contrary in Exhibit "C", the Operator shall not be required to proceed with the Non-consent Operation until the Participating Parties have advanced the total estimated costs of the Non-consent Operation to the Operator. The Operator shall never be obligated to expend any of its own funds for the Non-consent Operation in which it is a Non-participating Party.

       4.2.3  Appointment of a Substitute Operator

              After expiration of all applicable response periods for the Non-consent Operation and selection of a substitute Operator, each Party shall promptly provide the substitute Operator with the appropriate MMS designation of operator forms and designation of oil spill responsibility forms. The Operator and the substitute Operator shall coordinate the change of operatorship to avoid interfering with ongoing activities and operations, if any, including but not limited to, lease maintenance activities and operations.

       4.2.4  Redesignation of Operator

              Within thirty (30) days after conclusion of the Non-consent Operation, all Parties shall execute and provide the Operator with the appropriate MMS designation of operator forms and designation of oil spill responsibility forms to return operatorship to the Operator, thereby superseding the Parties' designation of the substitute Operator under Article 4.2.3 (Appointment of a Substitute Operator).

4.3    Resignation of Operator

       Subject to Article 4.5 (Selection of Successor), the Operator may resign at any time by giving written notice to the Parties, except that the Operator may not resign during a Force Majeure or an emergency that poses a threat to life, safety, property, or the environment. If the Operator ceases to own a Working Interest, the Operator automatically shall be deemed to have resigned as the Operator without any action by the Non-operators.

4.4    Removal of Operator

       Operator may be removed by an affirmative vote of the Parties owning a combined Working Interest of fifty-one percent (51%) or more of the remaining Working Interest after excluding the Operator's Working Interest if:

       (a) Operator becomes insolvent or unable to pay its debts as they mature, makes an assignment for the benefit of creditors, commits an act of bankruptcy, or seeks relief under laws providing for the relief of debtors;

       (b) a receiver is appointed for Operator or for substantially all of its property or affairs;

       (c) a Transfer of Interest by the Operator (excluding an interest assigned to an Affiliate) reduces the Operator's Working Interest to less than the Working Interest of a Non operator, whether accomplished by one (1) or more Transfer of Interest.

       (d) Operator commits a substantial breach of a material provision of this Agreement and fails to cure the breach within thirty (30) days after notice of the breach. However, if the breach specified in the notice is of such a nature that it reasonably cannot be corrected within the thirty (30) day period, and the Operator within said period begins corrective action or steps to correct the breach, and thereafter diligently carries such corrective action to completion, the Operator shall not be removed. The Operator shall not be removed under this Article 4.4 if the Operator is able to prove the non-existence of the alleged breach within thirty (30) days after receipt of written notice of such alleged breach.

       If a petition for relief under the federal bankruptcy laws is filed by or against Operator, and if a federal bankruptcy court prevents the removal of Operator, all Non-operators and Operator shall comprise an interim operating committee to operate until Operator has elected to reject or assume this Agreement under the Bankruptcy Code. An election by Operator as a debtor-in-possession or by a trustee in bankruptcy to reject this Agreement shall be deemed to be a resignation by Operator without any action by the Non-operators, except the selection of a successor. To be effective, a vote to remove Operator for any cause described above must be taken within thirty (30) days after a Non-operator receives actual knowledge of the cause. A change of corporate name or structure of Operator or a transfer of Operator's interest to a single Affiliate shall not be deemed to be a resignation or basis for removing Operator. Subject to Article 8.6 in Exhibit "H", the resignation or removal of Operator shall become effective at the earlier of (a) 7:00 a.m. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator or action by Non-operators to remove Operator, or (b) the time when a successor Operator assumes the duties of Operator.

4.5    Selection of Successor

       Upon resignation or removal of Operator, a successor Operator shall be selected from among the Parties by an affirmative vote of one (1) or more Parties having a combined Working Interest of forty percent (40%) or more. If the resigned or removed Operator is not entitled to vote, fails to vote, or votes only to succeed itself, then the successor Operator shall be selected by the affirmative vote of the Parties owning a combined Working Interest of forty percent (40%) or more of the remaining Working Interest after excluding the Working Interest of the resigned or removed Operator. If the Operator assigns all or a part of its Working Interest, then under Article 4.3 (Resignation of Operator) or Article 4.4.(c), the Party who acquired all or a part of the former Operator's Working Interest shall not be excluded from voting for a successor Operator. If there are only two (2) Parties to this Agreement when the Operator resigns or is removed, then the Non-operator automatically has the right, but not the obligation, to become the Operator. If no Party is willing to become the Operator, this Agreement shall terminate under
       Article 27.1 (Term).

4.6    Effective Date of Resignation or Removal

       The resignation or removal of the Operator shall become effective as soon as practical but no later than 7:00 a.m. on the first day of the month following a period of ninety (90) days after the date of resignation or removal, unless a longer period is required for the Parties to obtain approval of the designation of the successor Operator, and designated applicant for oil spill financial responsibility purposes, by the MMS; however, in no event shall the resignation or removal of Operator become effective until a successor Operator has assumed the duties of Operator. The resignation or removal of the outgoing Operator shall not prejudice any rights, obligations, or liabilities resulting from its operatorship. The successor Operator may charge the Joint Account for reasonable costs incurred in connection with copying or obtaining the former Operator's records, information or data except when the change of Operator results from a merger, consolidation, reorganization or sale or transfer to an Affiliate of the Operator.

4.7    Delivery of Property

       On the effective date of resignation or removal of the Operator, the outgoing Operator shall deliver or transfer to the successor Operator custodianship of the Joint Account and possession of all items purchased for the Joint Account under this Agreement, all Hydrocarbons that are not the separate property of a Party, all equipment, materials, and appurtenances purchased for the Joint Account under this Agreement, which are not already in the possession of the successor Operator. The outgoing Operator shall further use its reasonable efforts to transfer to the successor Operator, as of the effective date of the resignation or removal, its rights as Operator under all contracts exclusively relating to the activities or operations conducted under this Agreement, and the successor Operator shall assume all obligations of the Operator that are assignable under the contracts. The Parties may audit the Joint Account and conduct an inventory of all property and all Hydrocarbons that are not the separate property of a Party, and the inventory shall be used in the accounting to all Parties by the outgoing Operator of the property and the Hydrocarbons that are not the separate property of a Party. The inventory and audit shall be conducted as provided in Exhibit "C".

                                    ARTICLE 5

                        AUTHORITY AND DUTIES OF OPERATOR


5.1    Exclusive Right to Operate

       Unless otherwise provided in this Agreement, Operator shall have the exclusive right and duty to conduct operations (or cause them to be conducted) under this Agreement. In performing services under this Agreement for the Non-operators, Operator shall be an independent contractor, not subject to the control or direction of Non-operators, except for the type of operation to be undertaken in accordance with the voting and election procedures in this Agreement. No Party shall be deemed to be, or hold itself out as, the agent or fiduciary of another Party.

5.2    Workmanlike Conduct

       Operator shall timely commence and conduct all operations in a good and workmanlike manner, as would a prudent operator under the same or similar circumstances. OPERATOR SHALL NOT BE LIABLE TO NON-OPERATORS FOR LOSSES SUSTAINED OR LIABILITIES INCURRED, EXCEPT AS MAY RESULT FROM OPERATOR'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Operator shall never be required under this Agreement to conduct an operation that it believes would be unsafe or would endanger persons, property or the environment. Unless otherwise provided in this Agreement, Operator shall consult with Non-operators and keep them informed of all important matters.

5.3    Liens and Encumbrances

       Operator shall endeavor to keep the Contract Area, wells, Platforms, Development Facilities, and other equipment free from all liens and other encumbrances occasioned by operations hereunder, except those provided in
       Article 8.6 (Security Rights).

5.4    Employees and Contractors

       Operator shall select employees and contractors and determine their number, hours of labor, and compensation. The employees shall be employees of Operator.

5.5    Records

       The Operator shall keep or cause to be kept accurate books, accounts, and records of activities or operations under this Agreement in compliance with the Accounting Procedure in Exhibit "C". Unless otherwise provided in this Agreement, all records of the Joint Account shall be available to a Non-operator as provided in Exhibit "C". The Operator shall use good-faith efforts to ensure the settlements, billings, and reports rendered to each Party under this Agreement are complete and accurate.

5.6    Compliance

       Operator shall comply, and shall require all agents and contractors to comply, with all applicable laws, rules, regulations, and orders of governmental authorities having jurisdiction.

5.7    Contractors

       Operator may enter into contracts with qualified and responsible independent contractors for the design, construction, installation, drilling, production or operation of wells, Platforms and Development Facilities. Insofar as practical, Operator shall use competitive bidding to procure goods and services for the benefit of the Parties. All drilling operations conducted under this Agreement shall be conducted by properly qualified and responsible drilling contractors under current competitive contracts. A drilling contract will be deemed to be a current competitive contract if it (a) was made within twelve (12) months before the commencement of the well (subject to Force Majeure conditions) and
       (b) contains terms, rates, and provisions that, when the contract was made, did not materially exceed those generally prevailing in the area for operations involving substantially equivalent rigs that are capable of conducting the drilling operation within the time period provided in
       Article 9.6 (Timely Well Operations). At its election, Operator may use its own or an Affiliate's drilling equipment, derrick barge, tools, or machinery to conduct drilling operations, but the work shall be (i) performed by Operator or its Affiliate acting as an independent contractor, (ii) approved by written agreement with the Participating Parties before commencement of operations, and (iii) conducted under the same terms and conditions and at the same rates as are customary and prevailing in competitive contracts of third parties doing work of similar nature.

5.8    Governmental Reports

       Operator shall make reports to governmental authorities it has a duty to make as Operator and shall furnish copies of the reports to the Participating Parties.

5.9    Information to Participating Parties

       Except as provided in Article 8.6, Operator shall furnish each Participating Party the following information, if applicable, for each activity or operation conducted by Operator:

       5.9.1 A copy of the application for permit to drill and all amendments thereto.

       5.9.2 A daily drilling report (or Reworking report or Recompletion report, if applicable), giving the depth, corresponding lithological information, data on drilling fluid characteristics, information about drilling or operational difficulties or delays, if any, and other pertinent information, by facsimile transmission or electronic mail within eight (8) hours (inclusive of Saturdays, Sundays, and federal holidays) for well operations conducted in the preceding twenty-four (24) hour period.

       5.9.3  A complete report of each core analysis.

       5.9.4 A copy of each electrical survey, currently as it is run; all data for each radioactivity log, temperature survey, deviation or directional survey, caliper log, and other log or survey obtained during the drilling of the well; and, upon completion of the well, a composite of all electrical-type logs, insofar as is reasonable and customary.

       5.9.5 A copy of all well test results, bottom-hole pressure surveys, and fluid analyses.

       5.9.6 Upon written request received by Operator before commencement of drilling, samples of cuttings and, cores taken from the well (if sufficient cores are retrieved), packaged in containers furnished by Operator at the expense of the requesting Party, marked as to the depths from which they were taken, and shipped at the expense of the requesting Party by express courier to the address designated by the requesting Party.

       5.9.7 To the extent possible, twenty-four (24) hours' advance notice of, and access to, logging, coring, and testing operations.

       5.9.8 A monthly report on the volume of Hydrocarbons and water produced from each well.

       5.9.9 A copy of each report made to a governmental authority having jurisdiction.

       5.9.10 Upon written request, other pertinent information available to Operator, including, but not limited to, those portions of the contracts to be used for the benefit of the Joint Account and which pertain to the Contract Area, but excluding the Operator's proprietary or secret information and its subsurface interpretations.

5.10   Information to Non-participating Parties

       Operator shall furnish each Non-participating Party a copy of each Operator's governmental report that is available to the public and associated with the applicable Non-consent Operation. Until the applicable recoupment under Article 13 (Non-consent Operations) is complete, a Non participating Party shall not receive or review any other information specified by Article 5.9 (Information to Participating Parties), except as may be necessary for a payout audit of the Non consent Operation.


                                    ARTICLE 6

                          VOTING AND VOTING PROCEDURES


6.1    Voting Procedures

       Unless otherwise provided in this Agreement, each matter requiring approval of the Parties shall be determined as follows:

       6.1.1  Voting Interest

              Subject to Article 8.6 (Security Rights), each Party shall have a voting interest equal to its Working Interest or its Participating Interest, as applicable.

       6.1.2  Vote Required

              Unless expressly stated to the contrary herein, a matter requiring approval of the Parties shall be decided by the affirmative vote of one (1) or more Parties having a combined voting interest of forty percent (40%) or more.

       6.1.3  Votes

              The Parties may vote at a meeting, by telephone, promptly confirmed in writing to Operator, or by facsimile transmission. Operator shall give each Party prompt notice of the results of the voting.

       6.1.4  Meetings

              Meetings of the Parties may be called by Operator upon its own motion or at the request of a Party having a voting interest of not less than ten percent (10%). Except in an emergency, no meeting shall be called on less than five (5) days' advance written notice, and the notice of meeting shall include the meeting agenda prepared by the Operator or the requesting Party. The representative of Operator shall be chairman of each meeting. Only matters included in the agenda may be discussed at a meeting, but the agenda and items included in the agenda may be amended prior to or during the meeting by unanimous agreement of all Parties.


                                    ARTICLE 7

                                     ACCESS


7.1    Access to Contract Area

       Except as provided in Article 8.6, each Party shall have access, at its sole risk and expense and at all reasonable times and subject to the reasonable safety requirements of the Operator, to the Contract Area, Platform, Development Facilities and Joint Account assets to inspect activities, operations and wells in which it participates, and to pertinent records and data. A Non-operator shall give Operator at least twenty-four (24) hours' notice of the Non-operator's intention to visit the Contract Area. To protect Operator and the Non-operators from unnecessary lawsuits, claims, and legal liability, if it is necessary for a person who is not performing services for Operator directly related to the joint operations, but is performing services solely for a Non-operator or pertaining to the business or operations of a Non-operator, to visit, use, or board a rig, well, Platform, or Development Facilities subject to this Agreement, the Non-operator shall give Operator advance notice of the visit, use, or boarding, and shall. secure from that person an agreement, in a form satisfactory to Operator, indemnifying and holding Operator and Non-operators harmless, or shall itself provide the same hold harmless and indemnification in favor of Operator and other Non-operators before the visit, use, or boarding.

7.2    Reports

       On written request, Operator shall furnish a requesting Party any information not otherwise furnished under Article 5 (Authority and Duties of Operator) to which that Party is entitled under this Agreement. The costs of gathering and furnishing information not furnished under Article 5 shall be charged to the requesting Party. Operator is not obligated to furnish interpretative data that was generated by Operator at its sole cost.

7.3    Confidentiality

       Except as otherwise provided in Article 7.4 (Limited Disclosure), Article
       7.5 (Limited Releases to Offshore Scout Association), Article 7.6 (Media Releases), and Article 21.1 (Notice of Contributions Other Than Advances for Sale of Production), and except for necessary disclosures to governmental authorities having jurisdiction, or except as agreed in writing by all Participating Parties, no Party or Affiliate shall disclose Confidential Data to a third party. This Article 7.3 shall be in force and effect for a term of two (2) years after termination of this Agreement.

7.4    Limited Disclosure

       A Party may make Confidential Data to which it is entitled under this Agreement available to:

       (a) outside professional consultants and reputable engineering firms for the purpose of evaluations and/or submitting bids;

       (b) gas transmission companies for Hydrocarbon reserve or other technical evaluations;

       (c) reputable financial institutions for study before commitment of funds;

       (d) governmental authorities having jurisdiction or the public, to the extent required by applicable laws or by those governmental authorities;

       (e) the public, to the extent required by the regulations of a recognized stock exchange;

       (f) third parties with whom a Party is engaged in a bona fide effort to effect a merger or consolidation, sell all or a controlling part of that Party's stock, or sell all or substantially all assets of that Party or an Affiliate of that Party;

       (g)    an Affiliate of a Party;

       (h) such limited well information that is typically disclosed by Operator's representative during meetings of the Offshore Oil Scouts Association; and

       (i) third parties with whom a Party is engaged in a bona fide effort to sell, farm out, or trade all or a portion of its interest in the Contract Area.

       Confidential Data made available under Articles 7.4(f) and 7.4(i) shall not be removed from the custody or premises of the Party making the Confidential Data available to third parties described in those Articles. A third party permitted access under Articles 7.4, (a), (b), (c), (f), and (i) shall first agree in writing neither to disclose the Confidential Data to others nor to use the Confidential Data, except for the purpose for which it was disclosed. The disclosing Party shall give prior notice to the other Parties that it intends to make the Confidential Data available.

7.5    Limited Releases to Offshore Scout Association

       The Operator may disclose Confidential Data to the Offshore Oil Scouts Association at their regularly scheduled meetings. The Confidential Data that may be disclosed is limited to information concerning well locations, well operations, and well completions to the extent reasonable and customary in industry practice or required under the by-laws of the Offshore Oil Scouts Association.

7.6    Media Releases

       Any Party may propose a news release to the media concerning activities or operations covered by this Agreement, and such proposal shall require unanimous approval. Notwithstanding anything to the contrary, should Operator deem that certain well results covered by this Agreement are of strategic commercial value to the Participating Parties, no information may be released in regards to said activity or operation without unanimous approval of the Participating Parties until (a) Operator deems that the information is no longer of strategic commercial value, or (b) one (1) year after completion of the activity or operation which generated the information, whichever occurs first.

       7.6.1  Operator's News Release

              The Operator has an exclusive ten (10) day period, commencing immediately after a proposed news release is not unanimously approved, in which to issue a basic news release to the media. A basic news release does not require approval and its content is restricted to the following information:

              (a)    name of well and water depth

              (b)    location of well by area, block, and adjacent state

              (c) lease bonus paid and lease acquisition date (d) tested interval(s), if applicable

              (e)    test(s) results, if applicable

              (f)    participants and percentages of working interest

              (g)    acreage controlled.

              The Operator will transmit the basic news release to the Non-Operating Parties not less than seventy-two (72) hours (exclusive of Saturdays, Sundays, and federal holidays) before it is to be issued to the media. Any Party may have its name excluded from the proposed basic news release by notifying the Operator of that desire within forty-eight (48) hours of its receipt of the proposed basic news release.

       7.6.2  Non-Operating Party's News Release

              If the Operator does issue a basic news release to the media within its exclusive period set forth in Article 7.6.1 (Operator's News Release), any other Participating Party may prepare and issue its own basic news release, using the content guidelines and procedures set forth in Article 7.6.1 (Operator's News Release), simultaneously with or following the Operator's basic news release. If the Operator does not issue a basic news release to the media within its exclusive period set forth in Article 7.6.1 (Operator's News Release), any other Participating Party may prepare and issue its own basic news release, using the content guidelines and procedures set forth in Article 7.6.1 (Operator's News Release).

       7.6.3  Emergency News Releases

              In an emergency involving extensive property damage, loss of human life, or other clear emergency and where there is insufficient time to obtain approval from the Parties, the Operator may furnish factual information necessary to satisfy legitimate public interest or governmental authorities having jurisdiction. The Operator shall immediately notify the Parties of the information furnished in response to the emergency.


                                    ARTICLE 8

                                  EXPENDITURES


8.1    Basis of Charge to the Parties

       Subject to the other provisions of this Agreement, Operator shall pay all costs incurred under this Agreement, and each Party shall reimburse Operator in proportion to its Participating Interest. All charges, credits, and accounting for expenditures shall be made and done pursuant to Exhibit "C".

8.2    AFEs

       Before undertaking an operation or making a single expenditure to be in excess of five hundred thousand dollars ($500,000.00), and before conducting an activity or operation to drill, Sidetrack, Deepen, Complete, Rework or Recomplete a well (regardless of the estimated cost), Operator shall submit an AFE for the operation or expenditure to the Parties for approval. Operator shall also furnish an informational AFE to all Parties for an operation or single expenditure estimated to cost five hundred thousand dollars ($500,000.00) or less, but in excess of one hundred fifty thousand dollars ($150,000.00) if Operator prepares same for its own use.

8.3    Emergency and Required Expenditures

       Notwithstanding anything in this Agreement to the contrary, Operator is hereby authorized to conduct operations and incur expenses that in its opinion are reasonably necessary to safeguard life, property, and the environment in case of an actual or imminently threatened blowout, explosion, accident, fire, flood, storm, hurricane, catastrophe, or other emergency, and the expenses shall be borne by the Participating Parties in the affected operation. Operator shall report to the Participating Parties, as promptly as possible, the nature of the emergency and the action taken. Operator is also authorized to conduct operations and incur expenses reasonably required by statute, regulation, order, or permit condition or by a governmental authority having jurisdiction, which expenses shall be borne by the Participating Parties in the affected operation, subject to Exhibit "C".

8.4    Advance Billings

       Operator may require each Party to advance its respective share of estimated expenditures pursuant to Exhibit "C".

8.5    Commingling of Funds

       Funds received by Operator under this Agreement may be commingled with its own funds.

8.6    Security Rights

       The security rights of the Parties will be administered as provided in Exhibit "H".

8.7    Overexpenditures

       Operator shall notify the Participating Parties when it appears that actual expenditures for an approved operation in an Exploratory or Development Well or for the design, construction, and installation of a Platform (other than a Platform that solely supports Development Facilities) will exceed the AFE estimate (the excess being an "Overexpenditure"). If it appears that the Overexpenditure will be no more than twenty percent (20%), hereinafter referred to as the "Allowable Variance," Operator's notice shall be forwarded for information only. If Operator determines that the Overexpenditure will exceed the Allowable Variance, Operator shall submit a new AFE for the current operation ("Supplemental AFE") for approval of the Participating Parties. The Participating Parties may then elect whether to continue to participate within ten (10) days or forty-eight (48) hours if a rig is on location, inclusive of Saturdays, Sundays, and federal holidays, after receipt of the Supplemental AFE. If fewer than all, but one (1) or more Participating Parties elect to continue to participate in the current operation and agree to pay and bear one hundred percent (100%) of the costs and risks of conducting it, Operator shall continue to conduct the current operation. Otherwise, the operation shall cease. A Participating Party that elects not to continue to participate in the current operation shall become a Non-participating Party in the operation, from and after the date when the Overexpenditure exceeds the Allowable Variance, not including emergency expenditures, and Article 13.2 (Relinquishment of Interest) shall apply to the Party only to the extent that the costs of the operation exceed the Allowable Variance. Unless otherwise agreed by the Participating Parties, each Participating Party electing to continue to participate in the current operation may, but is not obligated to, pay and bear that portion of the costs and risks attributable to the interests of the Non-participating Parties in the ratio that the Participating Party's interest bears to the total interests of all Participating Parties electing to continue participating in the current operation. If it appears to Operator that actual expenditures for an approved operation will exceed the Supplemental AFE estimate, Operator shall again repeat the procedure of this Article 8.7, using the estimate in the most recently approved Supplemental AFE as the basis for determining the Overexpenditure and Allowable Variance. An initial Participating Party in an operation shall remain responsible for its share of all costs and risks for plugging, replugging, capping, burying, disposing, abandoning, removing, and restoring associated with the operation, subject to Article 14 (Abandonment, Salvage, and Surplus), regardless of its subsequent election on a Supplemental AFE, except to the extent such costs were increased by subsequent operations in which it elected not to participate. Notwithstanding anything in this Article to the contrary, if expenditures exceed the Allowable Variance for an emergency, as provided in Article 8.3 (Emergency and Required Expenditures), Operator shall not be required to secure the approval of the Participating Parties, as the expenditures will be borne by all Participating Parties. However, once stabilization takes place and emergency expenditures are no longer being incurred, Operator shall promptly furnish a Supplemental AFE to the Participating Parties for their review and election to continue participation in the proposed operation, as provided above.


                                    ARTICLE 9

                                     NOTICES


9.1    Giving and Receiving Notices

       Except as otherwise provided in this Agreement, all AFEs and notices required or permitted by this Agreement shall be in writing and shall be delivered in person or by mail, courier service, or facsimile transmission, with postage and charges prepaid, addressed to the Parties at the addresses in Exhibit "A". When a drilling rig is on location and standby charges are accumulating, however, notices pertaining to the rig shall be given orally or by telephone. All telephone or oral notices permitted by this Agreement shall be confirmed immediately thereafter by written notice. A notice shall be deemed to have been delivered only when received by the Party to whom it was directed, and the period for a Party to deliver a response thereto begins on the date the notice is received. "Receipt", for oral or telephone notice, means actual and immediate communication to the Party to be notified, and for written notice, means actual delivery of the notice to the address of the Party to be notified, as specified in this Agreement, or to the facsimile machine of that Party. A responsive notice shall be deemed to have been delivered when the Party to be notified is in receipt of same. When a response is required in forty-eight (48) hours or less, however, the response shall be given orally or by telephone or facsimile transmission within that period. If a Party is unavailable to accept delivery of a notice required to be given orally or by telephone, the notice may be delivered by any other method specified in this Article 9.1. A message left on an answering machine or with an answering service or other third person shall not be deemed to be adequate telephonic or oral notice.

9.2    Content of Notice

       An AFE. or notice requiring a response shall indicate the maximum response time specified in Article 9.3 (Response to Notices). A proposal for a Platform and/or Development Facilities shall include an AFE, containing a description of the Platform and/or Development Facilities, including, but not limited to, location, and the estimated costs of design, fabrication, transportation, and installation. A proposal for a well operation shall include an AFE, describing the estimated commencement date, the proposed depth, the objective formation or formations to be penetrated or tested, the Objective Horizon, the surface and bottomhole locations, proposed directional or horizontal drilling operations, the type of equipment to be used, and the estimated costs of the operation, including, but not limited to, the estimated costs of drilling, testing, and Completing (if for Development Operations) or abandoning the well. If a proposed operation is subject to Article 13.11 (Lease Maintenance Operations), the notice shall specify that the proposal is a Lease Maintenance Operation. A proposal for multiple operations on more than one (1) well location by the same rig shall contain separate AFEs or notices for each operation and shall specify in writing in what order the operations will be conducted. Each Party shall respond to each proposed multiple operation in the manner provided in Article 9.3.3 (Proposal for Multiple Operations).

9.3    Response to Notices

       Except as provided in Article 9.1, each Party's response to a proposal shall be in writing to the proposing Party. Unless otherwise provided in this Agreement, the response time shall be as follows:

       9.3.1  Platform and/or Development Facilities Proposals

              Each Party shall respond within sixty (60) days after its receipt of the AFE or notice for a Platform and/or Development Facilities.

       9.3.2  Well Proposals

              Except as provided in Article 9.3.3 (Proposal for Multiple Operations), each Party shall respond within thirty (30) days after receipt of the well, Rework or Recompletion proposal, but if
              (a) a drilling rig is on location, (b) the proposal relates to the same well or its substitute, and (c) standby charges are accumulating, a response shall be made within forty-eight (48) hours after receipt of the proposal, inclusive of Saturdays, Sundays, and federal holidays.

       9.3.3  Proposal for Multiple Operations

              When a proposal is made to conduct multiple Development Operations at separate well locations using the same rig, each Party shall respond (a) to the well operation taking precedence, within thirty
              (30) days after receipt of the proposal; and (b) to each subsequent well location, within forty-eight (48) hours after completion of approved operations at the prior location and notification thereof by Operator.

       9.3.4  Other Matters

              For all other matters requiring notice, each Party shall respond within thirty (30) days after receipt of notice.

9.4    Failure to Respond

       Failure of a Party to respond to a proposal or notice, to vote, or to elect to participate within the period required by this Agreement shall be deemed to be a negative response, vote, or election.

9.5    Response to Counterproposals

       Should a counterproposal be allowed under this Agreement, responses to that counterproposal must be made within the response period for the original proposal.

9.6    Timely Well Operations

       Unless otherwise provided, an approved well shall be commenced within one hundred-eighty (180) days after the date when the last applicable election on that well may be made. Wells shall be deemed to have commenced on the day charges commence under the drilling contract for that well. The time frame for commencement of a well by the Operator may be extended due to a Force Majeure for an additional period of up to one hundred-eighty (180) days. If an approved well has not been commenced by the Operator within the applicable time frame, the proposal of the well and its approval will be deemed to have been withdrawn unless the other Participating Parties in that well select a substitute Operator to drill the approved well. If the substitute Operator fails to commence actual drilling operations on an approved well within thirty (30) days after designation as the substitute Operator, but in no event, including the occurrence of a Force Majeure, one (1) year after the date when the last applicable election on that well may be made, the proposal of the well and its approval will be deemed to have been withdrawn. Subject to Exhibit "C", if a proposal for a well is deemed to have been withdrawn, all costs incurred in the preparation for or in furtherance of that well will be chargeable to the Parties who voted to participate in the well proposal for that well.

9.7    Timely Platform/Development Facilities Operations

       Unless otherwise provided, Operator shall commence, or cause to commence, the construction, acquisition, or refurbishment of an approved proposal for a Platform and/or Development Facilities within ninety (90) days after the date when the last applicable election on that Platform and/or Development Facilities may be made. The construction, acquisition, or refurbishment of an approved Platform and/or Development Facilities proposal shall be deemed to have commenced on the date a contract is awarded for the design, acquisition, fabrication, or refurbishment of the Platform and/or Development Facilities. If the Operator does not commence the construction, acquisition, or refurbishment of an approved Platform and/or Development Facilities proposal within the ninety (90) day time frame, the other Participating Parties in that Platform and/or Development Facilities proposal may select a substitute Operator to commence the Platform and/or Development Facilities. In all events, including the occurrence of a Force Majeure, if the substitute Operator fails to commence the construction, acquisition, or refurbishment of an approved Platform and/or Development Facilities within one hundred-eighty
       (180) days from the proposal of the approved Platform and/or Development Facilities, the proposal of the Platform and/or Development Facilities and their approval will be deemed to have been withdrawn. Subject to Exhibit "C", regardless of whether or not the construction, acquisition, or refurbishment of a Platform and/or Development Facilities is commenced, all costs incurred by Operator, attributable to that activity, shall be paid by the Participating Parties.


                                   ARTICLE 10

                             EXPLORATORY OPERATIONS


10.1   Proposing Operations

       A Party may propose an Exploratory Operation in accordance with Article 9 (Notices) to the other Parties who are entitled to vote or make an election in regard to that operation.

       10.2 Counterproposals

       When an Exploratory Operation is proposed, a Party may, within ten (10) days after receipt of the AFE or notice for the original proposal, make a counterproposal to conduct an alternative Exploratory Operation by sending an AFE or notice to such Parties in accordance with Article 9 (Notices). The AFE or notice shall indicate that the proposal is a counterproposal to the original proposal. If one or more counterproposals are made, such Parties shall elect to participate in either the original proposal, one (1) counterproposal, or neither the original proposal nor a counterproposal. If two (2) or more proposals receive the approval of the number of Parties and combined Working Interests required by Article 10.5 (Operations by Fewer Than All Parties), the proposal receiving the largest percentage of Working Interest approval shall take precedence, and in the event of a tie between two (2) or more approved proposals, the proposal first received by the Parties shall take precedence. Except for the response period provided in this Article 10.2, a counterproposal shall be subject to the same terms and conditions as the original proposal.

10.3   Operations by All Parties

       If all Parties elect to participate in the proposed operation, Operator shall conduct the operation at their cost and risk.

10.4   Second Opportunity to Participate

       If fewer than all but one (1) or more Parties having a combined Working Interest of forty percent (40%) or more elect to participate, then the proposing Party shall notify the Parties of the elections made, whereupon a Party originally electing not to participate may then elect to participate by notifying the proposing Party within twenty-four (24) hours, exclusive of Saturdays, Sundays, and federal holidays, after receipt of such notice. If all Parties elect to participate in the proposed operation, Operator shall conduct the operation at their cost and risk. If there are only two (2) Parties to this Agreement and no counterproposal is made pursuant to Article 10.2, then there shall not be a second opportunity to elect to participate, and if the Participating Party agrees to pay and bear one hundred percent (100%) of the costs and risks of the operation, then the Operator, subject to Article 4.2 (Substitute Operator), shall conduct the operation as a Non-consent

       Operation for the benefit of the Participating Party, and the provisions of Article 13 (Non-consent Operations) shall apply.

10.5   Operations by Fewer Than All Parties

       If there are more than two (2) Parties to this Agreement, then, after the election made under Article 10.4 (Second Opportunity to Participate), fewer than all but one (1) or more Parties having a combined Working Interest of forty percent (40%) or more have elected to participate in the proposed operation, the proposing Party shall notify the Participating Parties, and each Participating Party shall have twenty-four (24) hours, exclusive of Saturdays, Sundays, and federal holidays, after receipt of the notice to notify the proposing Party of the portion of the costs and risks attributable to the total Non-participating Parties' interests it elects to pay and bear. Unless otherwise agreed by the Participating Parties, each Participating Party may, but shall not be obligated to, pay and bear that portion of the costs and risks attributable to the total Nonparticipating Parties' interests in the ratio that the Participating Party's interest bears to the total interests of all Participating Parties who elect to pay and bear a portion of the costs and risks attributable to the total Non-participating Parties' interests. Failure to respond shall be deemed to be an election not to pay or bear any additional costs or risks. If the Participating Parties agree to pay and bear one hundred percent (100%) of the costs and risks of the operation, Operator, subject to
       Article 4.2 (Substitute Operator), shall conduct the operation as a Non-consent Operation for the benefit of the Participating Parties, and the provisions of Article 13 (Non-consent Operations) shall apply. If such agreement is not obtained, however, the operation shall not be conducted and the effect shall be as if the proposal had not been made.

       10.5.1 Acreage Out

              With respect to the first Exploratory Well drilled on the Contract Area, a Party electing not to participate in an approved proposal to drill the first Exploratory Well on the Contract Area shall withdraw from this Agreement in accordance with Article l5 (Withdrawal), and shall forfeit and permanently assign its entire interest in and rights to the Contract Area, with the withdrawal to be effective on the date actual drilling operations are commenced.

10.6   Expenditures Approved

       Approval of an Exploratory Operation shall cover all necessary expenditures associated with the operation proposed in the AFE or notice that are incurred by Operator in connection with (a) preparations for drilling; (b) the actual drilling; (c) evaluations, such as testing, coring, and logging; and (d) plugging and abandonment, subject to any limitation that may exist as provided under Article 8 above.

10.7   Conduct of Operations

       After commencement of drilling an Exploratory Well, Operator shall diligently conduct the operation without unreasonable delay until the well reaches the Objective Depth, unless the well encounters, at a lesser depth, impenetrable conditions or mechanical difficulties that cannot be overcome by reasonable and prudent operations and that render further operations impracticable, except as may otherwise be provided in Article
       8.7 (Overexpenditures). If a well does not reach its Objective Depth as a result of the conditions mentioned in this Article 10.7, the operation shall be deemed to have been completed and Article 13 (Non-consent Operations) shall apply to each Non-participating Party for the portion of the well drilled.

10.8   Course of Action After Reaching Objective Depth

       When an Exploratory Well has been drilled to its Objective Depth and reasonable testing, coring, and logging have been completed as set forth in the approved AFE and the results have been furnished to the Participating Parties, Operator shall notify the Participating Parties of Operator's recommendation for further operations in the well, and the following provisions shall apply: 10.8.1 Election by Participating Parties A Participating Party shall have the right to propose another operation by notifying the Operator and the other Participating Parties of its proposed operation within twenty-four (24) hours, inclusive of Saturdays, Sundays, and federal holidays, of receipt of the Operator's notice. The Participating Parties shall notify Operator within forty-eight (48) hours, inclusive of Saturdays, Sundays, and federal holidays, of receipt of the Operator's proposal whether the Participating Parties elect to (a) participate in a recommended operation, or (b) not participate in a recommended operation. Failure to respond shall be deemed to be an election not to participate in any of the recommended operations.

       10.8.2 Priority of Operations

              If all Participating Parties elect to participate in the same proposed operation, Operator shall conduct the operation at their cost and risk. If more than one (1) operation is approved by one
              (1) or more Participating Parties having a combined Working Interest of forty percent (40%) or more, then the approved operation with the lowest number as indicated below shall take precedence:

              1) Additional Testing, coring, or logging. (If conflicting proposals are approved, the proposal receiving the largest percentage of Working Interest approval shall take precedence, and in the event of a tie between two (2) or more approved proposals, the approved proposal first received by the Parties shall take precedence.)

              2) Deepen. (If conflicting proposals are approved, the operation proposed to the shallowest depth shall take precedence.)

              3) Sidetrack to a location within the previously approved Objective Horizon or Horizons. (If conflicting proposals are approved, the proposal receiving the largest percentage Working Interest approval shall take precedence, and in the event of a tie between two (2) or more approved proposals, the approved proposal first received by the Parties shall take precedence.)

              4) Sidetrack to a location outside the previously approved Objective Horizon or Horizons.

              5) Complete at the Objective Horizon or run production casing or a production liner and temporarily abandon the well for future completion at the Objective Depth upon installation of any necessary production structures, Facilities, Flowlines/Pipelines, or other equipment.

              6) Complete above the Objective Horizon. (If conflicting proposals are approved, the operation proposed at the deepest depth shall take precedence.)

              7) Other operations. (If conflicting proposals are approved, the proposal receiving the largest percentage Working Interest approval shall take precedence, and in the event of a tie between two (2) or more approved proposals, the approved proposal first received by the Parties shall take precedence.)

              8)     Temporarily abandon.

              9)     Plug and abandon.

       10.8.3 Second Opportunity to Participate

              If fewer than all but one (1) or more Participating Parties having a combined Working interest of forty percent (40%) or more elect to participate in an operation, the proposing Party shall notify the Participating Parties (and any Non-participating Party subject to Article 13.3.) of the elections made, whereupon a Party originally electing not to participate in the proposed (or original) operation may then elect to participate by notifying the proposing Party within twenty-four (24) hours, inclusive of Saturdays, Sundays, and federal holidays, after receipt of such notice. If all Parties elect to participate in the proposed operation, Operator shall conduct the operation at their cost and risk. If there are only two (2) Parties to this Agreement and no counterproposal is made pursuant to Article 10.8.1, then there shall not be a second opportunity to elect to participate, and if the Participating Party agrees to pay and bear one hundred percent (100%) of the costs and risks of the operation, then the Operator, subject to Article 4.2 (Substitute Operator), shall conduct the operation as a Non-consent Operation for the benefit of the Participating Party, and the provisions of Article 13 (Non-consent Operations) shall apply.

       10.8.4 Operations by Fewer Than All Parties

              If, after the election (if applicable) made under Article 10.8.3 (Second Opportunity to Participate), fewer than all but one (1) or more Parties having a combined Working Interest of forty percent (40%) or more elect to participate in the proposed operation that takes precedence, the proposing Party shall notify the Participating Parties and each Participating Party shall have twenty-four (24) hours, inclusive of Saturdays, Sundays, and federal holidays, after receipt of the notice to notify the proposing Party of the portion of the costs and risks attributable to the total Non-participating Parties' interests it elects to pay and bear. Unless otherwise agreed by the Participating Parties, each Participating Party may, but shall not be obligated to, pay and bear that portion of the costs and risks attributable to the total Non-participating Parties' interests in the ratio that the Participating Party's interest bears to the total interests of all Participating Parties who elect to pay and bear a portion of costs and risks attributable to the Non-participating Parties' interests. Failure to respond shall be deemed to be an election not to pay or bear any additional costs or risks. If the Participating Parties agree to pay and bear one hundred percent (100%) of the costs and risks of the operation, Operator, subject to Article 4.2 (Substitute Operator), shall conduct the operation as a Non-consent Operation for the benefit of the Participating Parties, and the provisions of Article 13 (Non-consent Operations) shall apply. If such agreement is not obtained, however, the operation shall not be conducted and the effect shall be as if the proposal had not been made. If a Participating Party in a well elects not to participate in the Deepening or Sidetracking operation in the well, such non-consenting Party shall become a Non-participating Party in all operations conducted in the Deepened or Sidetracked portion of the well after that election.

              10.8.4.1 Additional Testing, Coring, or Logging Operation by Fewer
                       than All Parties

                       If the Non-consent Operation is an Additional Testing, coring, or logging operation, Article 13 (Non-consent Operations) shall not apply, however, a Party electing not to participate in the Additional Testing, coring, or logging shall not be entitled to information resulting from the operation.

       10.8.5 Subsequent Operations

              Upon completion of an operation conducted under Article 10.8 (Course of Action After Reaching Objective Depth), if the well is not either (a) Completed as a Producible Well, or (b) temporarily abandoned or permanently plugged and abandoned, Operator shall notify the Participating Parties of Operator's recommendation for further operations in the well under Articles 10.8.1 through 10.8.4, which again shall apply. If sufficient approval is not obtained to conduct a subsequent operation in a well or if all Participating Parties elect to plug and abandon the well, subject to Article 14 (Abandonment and Salvage), Operator shall permanently plug and abandon the well at the cost and risk of all Participating Parties. Each Participating Party shall be responsible for its proportionate share of the plugging and abandonment costs associated with the operation in which it participated.

10.9   Wells Proposed Below Deepest Producible Reservoir

       If a proposal is made to conduct an Exploratory Operation involving the drilling of a well to an Objective Horizon below the base of the deepest Producible Reservoir, a Party may elect within the applicable period to limit its participation in the operation down to the base of the deepest Producible Reservoir. For purposes of this Article 10.9, a Party who elects to limit its participation in the operation down to the base of the deepest Producible Reservoir shall be referred to as "Shallow Participant" and a Party who elects to participate in the entire operation shall be referred to as "Deep Participant". If a Party elects to limit its participation to the base of the deepest Producible Reservoir, Operator shall prepare and submit to the Shallow Participant, for informational purposes, a separate AFE covering operations down to the deepest Producible Reservoir. The Shallow Participant shall be a Participating Party in, and shall pay and bear the costs and risks of, each operation to the base of the deepest Producible Reservoir, according to its Participating Interest. The Shallow Participant shall be a Non-participating Party in each operation below the deepest Producible Reservoir, and the operation shall be considered a Non-consent Operation, and the provisions of Article 13 (Non-consent Operations) shall apply. If the well is Completed and produces Hydrocarbons from a horizon below the deepest Producible Reservoir, the Deep Participant shall reimburse the Shallow Participant for its share of the actual well costs to the base of the deepest Producible Reservoir. Payment shall be due within thirty (30) days after receipt of notice of the well being completed below the deepest Producible Reservoir. If the well is Completed and produces Hydrocarbons from a horizon below the deepest Producible Reservoir, the Shallow Participant shall reimburse the Deep Participant for its Working Interest share of the actual well costs to the base of the deepest Producible Reservoir in accordance with Article 13.4 (Deepening or Sidetracking Cost Adjustments), upon the earlier of the time that (a) the well is plugged back to a horizon at or above the base of the deepest Producible Reservoir, as determined when the original well was proposed,
       (b) the well is plugged and abandoned, or (c) the amount to be recouped by the Deep Participant under Article 13 (Non-consent Operations) is recovered.


                                   ARTICLE 11

                             DEVELOPMENT OPERATIONS


11.1   Proposing Operations

       A Party may propose a Development Operation in accordance with Article 9 (Notices) to the other Parties who are entitled to vote or make an election in regard to that operation.

11.2   Counterproposals

       When a Development Operation is proposed, a Party may, within ten (10) days after receipt of the AFE or notice for the original proposal, make a counterproposal to conduct an alternative Development Operation by sending an AFE or notice to such Parties in accordance with Article 9 (Notices). The AFE or notice shall indicate that the proposal is a counterproposal to the original proposal. If one (1) or more counterproposals are made, such Parties shall elect to participate in either the original proposal, one (1) counterproposal, or neither the original proposal nor a counterproposal. If two (2) or more proposals receive the approval of the number of Parties and combined Working Interests required by Article 11.5 (Operations by Fewer Than All




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


       Parties), the proposal receiving the largest percentage Working Interest approval shall take precedence, and in the event of a tie between two (2) or more approved proposals, the approved proposal first received by the Parties shall prevail. Except for the response period provided in this
       Article 11.2, a counterproposal shall be subject to the same terms and conditions as the original proposal.

11.3   Operations by All Parties

       If all Parties elect to participate in the proposed operation, Operator shall conduct the operation at their cost and risk.

11.4   Second Opportunity to Participate

       If fewer than all but one (1) or more Parties having a combined Working Interest of forty percent (40%) or more elect to participate, then the proposing Party shall notify the Parties of the elections made, whereupon a Party originally electing not to participate may then elect to participate by notifying the proposing Party within twenty-four (24) hours, exclusive of Saturdays, Sundays, and federal holidays, after receipt of such notice. If all Parties elect to participate in the proposed operation, Operator shall conduct the operation at their cost and risk. If there are only two (2) Parties to this Agreement and no counterproposal is made pursuant to Article 11.2, then there shall not be a second opportunity to elect to participate, and if the Participating Party agrees to pay and bear one hundred percent (100%) of the costs and risks of the operation, then the Operator, subject to Article 4.2 (Substitute Operator), shall conduct the operation as a Non consent Operation for the benefit of the Participating Party, and the provisions of Article 13 (Non consent Operations) shall apply.

11.5   Operations by Fewer Than All Parties

       If there are more than two (2) Parties to this Agreement, then, after the election made under Article 11.4 (Second Opportunity to Participate), fewer than all but one (1) or more Parties having a combined Working Interest of forty percent (40%) or more have elected to participate in the proposed operation, the proposing Party shall notify the Participating Parties, and each Participating Party shall have twenty-four (24) hours, exclusive of Saturdays, Sundays, and federal holidays, after receipt of the notice to notify the proposing Party of the portion of the costs and risks attributable to the total Non-participating Parties' interests it elects to pay and bear. Unless otherwise agreed by the Participating Parties, each Participating Party may, but shall not be obligated to, pay and bear that portion of the costs and risks attributable to the total Nonparticipating Parties' interests in the ratio that the Participating Party's interest bears to the total interests of all Participating Parties who elect to pay and bear a portion of the costs and risks attributable to the total Non-participating Parties' interests. Failure to respond shall be deemed to be an election not to pay or bear any additional costs or risks. If the Participating Parties agree to pay and bear one hundred percent (100%) of the costs and risks of the operation, Operator, subject to
       Article 4.2 (Substitute Operator) shall conduct the operation as a Non-consent Operation for the benefit of the Participating Parties, and the provisions of Article 13 (Non-consent Operations) shall apply. If such agreement is not obtained, however, the operation shall not be conducted and the effect shall be as if the proposal had not been made.

11.6   Expenditures Approved

       Approval of a Development Operation shall cover all necessary expenditures associated with the operation proposed in the AFE or notice that are incurred by Operator in connection with (a) preparations for drilling; (b) the actual drilling; (c) evaluations, such as testing, coring, and logging; and (d) plugging and abandonment, subject to any limitation that may exist as provided under Article 8 above.

11.7   Conduct of Operations

       After commencement of a Development Well, Operator shall diligently conduct the operation without unreasonable delay until the well reaches the Objective Depth, unless the well encounters, at a lesser depth, impenetrable conditions or mechanical difficulties that cannot be overcome by reasonable and prudent operations and render further operations impracticable, except as may otherwise be provided in Article
       8.7 (Overexpenditures). If a well does not reach its Objective Depth as a result of the conditions mentioned in this Article 11.7, the operation shall be deemed to have been completed and Article 13 (Non-consent Operations) shall apply to each Nonparticipating Party for the portion of the well drilled.

11.8   Course of Action After Reaching Objective Depth

       When a Development Well has been drilled to its Objective Depth and reasonable testing, coring, and logging have been completed as set forth in the approved AFE and the results have been furnished to the Participating Parties, Operator shall notify the Participating Parties of Operator's recommendation for further operations in the well and the following provisions shall apply:

       11.8.1 Election by Participating Parties

              A Participating Party shall have the right to propose another operation by notifying the Operator and the other Participating Parties of its proposed operation within twenty-four (24) hours, inclusive of Saturdays, Sundays, and federal holidays, of receipt of the Operator's notice. The Participating Parties shall notify Operator within forty-eight (48) hours, inclusive of Saturdays, Sundays, and federal holidays, of receipt of the Operator's proposal whether the Participating Parties elect to (a) participate in a recommended operation, or (b) not participate in a recommended operation. Failure to respond shall be deemed to be an election not to participate in any of the recommended operations.

       11.8.2 Priority of Operations

              If all Participating Parties elect to participate in the same proposed operation, Operator shall conduct the operation at their cost and risk. If more than one (1) operation is approved by one
              (1) or more Participating Parties having a combined Working Interest of forty percent (40%) or more, then the approved operation with the lowest number as indicated below shall take precedence:

              1) Additional Testing, coring, or logging. (If conflicting proposals are approved, the proposal receiving the largest percentage of Working Interest approval shall take precedence, and in the event of a tie between two (2) or more approved proposals, the approved proposal first received by the Parties shall take precedence.)

              2)     Complete at the Objective Horizon.

              3) Complete above the Objective Horizon. (If conflicting proposals are approved, the operation proposed to the deepest depth shall take precedence.)

              4) Deepen within the previously approved Objective Horizon or Horizons. (If conflicting proposals are approved, the operation proposed to the shallowest depth shall take precedence.)

              5) Sidetrack to a location within the previously approved Objective Horizon or Hoizons. (If conflicting proposals are approved, the proposal receiving the largest percentage of Working Interest approval shall take precedence, and in the event of a tie between two (2) or more approved proposals, the approved proposal first received by the Parties shall take precedence.)

              6) Other operations. (If conflicting proposals are approved, the proposal receiving the largest percentage of Working Interest approval shall take precedence, and in the event of a tie between two (2) or more approved proposals, the approved proposal first received by the Parties shall take precedence.)

              7) Deepen below the previously approved Objective Horizon or Horizons.

              8) Sidetrack to a location outside the previously approved Objective Horizon or Horizons.

              9)     Temporarily abandon.

              10)    Plug and abandon.

       11.8.3 Second Opportunity to Participate

              If fewer than all but one (1) or more Participating Parties having a combined Working Interest of forty percent (40%) or more elect to participate in an operation, the proposing Party shall notify the Participating Parties (and any Non-participating Party subject to Article 13.3) of the elections made, whereupon a Party originally electing not to participate in the proposed (or original) operation may then elect to participate by notifying the proposing Party within twenty-four (24) hours, inclusive of Saturdays, Sundays, and federal holidays, after receipt of such notice. If all Parties elect to participate in the proposed operation, Operator shall conduct the operation at their cost and risk. If there are only two (2) Parties to this Agreement and no counterproposal is made pursuant to Article 11.8.1, then there shall not be a second opportunity to elect to participate, and if the Participating Party agrees to pay and bear one hundred percent (100%) of the costs and risks of the operation, then the Operator, subject to Article 4.2 (Substitute Operator), shall conduct the operation as a Non-consent Operation for the benefit of the Participating Party, and the provisions of Article 13 (Non-consent Operations) shall apply.

       11.8.4 Operations by Fewer Than All Parties

              If, after the election (if applicable) made under Article 11.8.3 (Second Opportunity to Participate), fewer than all but one (1) or more Parties having a combined Working Interest of forty percent (40%) or more elect to participate in the proposed operation that takes precedence, the proposing Party shall notify the Participating Parties and each Participating Party shall have twenty-four (24) hours, inclusive of Saturdays, Sundays, and federal holidays, after receipt of the notice to notify the proposing Party of the portion of the costs and risks attributable to the total Non-participating Parties' interests it elects to pay and bear. Unless otherwise agreed by the Participating Parties, each Participating Party may, but shall not be obligated to, pay and bear that portion of the costs and risks attributable to the total Non-participating Parties' interests in the ratio that the Participating Party's interest bears to the total interests of all Participating Parties who elect to pay and bear a portion of costs and risks attributable to the Non-participating Parties' interests. Failure to respond shall be deemed to be an election not to pay or bear any additional costs or risks. if the Participating Parties agree to pay and bear one hundred percent (100%) of the costs and risks of the operation, Operator, subject to Article 4.2 (Substitute Operator), shall conduct the operation as a Non-consent Operation for the benefit of the Participating Parties, and the provisions of Article 13 (Non-consent Operations) shall apply. If such agreement is not obtained, however, the operation shall not be conducted and the effect shall be as if the proposal had not been made. If a Participating Party in a well elects not to participate in the Deepening or Sidetracking operation in the well, such non-consenting Party shall become a Non-participating Party in all operations conducted in the Deepened or Sidetracked portion of the well after that election.

              11.8.4.1 Additional Testing Operation by Fewer than All Parties

                       If the Non-consent Operation is an Additional Testing operation, Article 13 (Non-consent Operations) shall not apply, however, a Party electing not to participate in the Additional Testing shall not be entitled to information resulting from the operation.

       11.8.5 Subsequent Operations

              Upon the completion of an operation conducted under Article 11.8 (Course of Action After Reaching Objective Depth), if the well is not either (a) Completed as a Producible Well, or (b) temporarily abandoned or permanently plugged and abandoned, Operator shall notify the Participating Parties of Operator's recommendation for operations in the well under Articles 11.8.1 through 11.8.4, which again shall apply. If sufficient approval is not obtained to conduct a subsequent operation in a well, or if all Participating

              Parties elect to plug and abandon the well, subject to Article 14 (Abandonment, Salvage, and Surplus), Operator shall permanently plug and abandon the well at the expense of all Participating Parties. Each Participating Party shall be responsible for its proportionate share of the plugging and abandonment costs associated with the operation in which it participated.

       11.8.6 Restoration of Damaged Development Well

              Notwithstanding anything to the contrary in Article 19.7, if, during Additional Testing, or during a Deepening or Sidetracking of a Development Operation which does not result in the Development Well being Completed as a Producible Well, the Development Well is damaged to the extent that the Development Well is rendered incapable of having a lower-priority operation conducted and a Party (a) who participated in the Development Well, but not in the operation being conducted when the Development Well was damaged, (b) who has a sufficient percentage of the Working Interest to approve an operation, and (c) who elected to conduct a lower-priority operation, still desires to conduct the lower-priority operation after the Development Well has been damaged, may conduct the lower-priority operation, which shall include operations to either (a) restore the Development Well to a condition that will allow the lower-priority operation to be conducted, or (b) drill a new Development Well to the depth at which the lower-priority operation was proposed to be conducted in the damaged well. The Participating Parties in the lower-priority operation shall advise the Participating Parties in the operation being conducted when the Development Well was damaged of their decision to perform (a) or (b) above and the Participating Parties in the operation being conducted when the Development Well was damaged shall advise the Participating Parties in the lower-priority operation within forty-eight (48) hours after receipt of such notice whether or not they elect to become a Participating Party in the lower-priority operation. Such restored or re-drilled Development Well shall be owned by the Parties in the same percentages as the damaged Development Well was owned prior to conducting the higher-priority operation. In the event the Participating Parties in the operation being conducted when the Development Well was damaged elect not to participate in the lower-priority operation, such Participating Parties in the operation being conducted when the Development Well was damaged shall be subject to the non-consent provisions of
              Article 13.2. Upon conclusion of the lower-priority operation, the Participating Parties in the operation being conducted when the Development Well was damaged shall reimburse the original Participating Parties conducting the lower-priority operation all of the costs associated with restoration or re-drilling of the Development Well, as applicable, to the point prior to the lower-priority operation being conducted. In no event, however, shall Participating Parties in the operation being conducted when the Development Well was damaged be required to reimburse the Participating Parties conducting the lower-priority operation an amount greater than what was actually incurred in the damaged

              Development Well to the point which would have allowed the lower-priority operation to be conducted, and any amount in excess of what was actually incurred in the damaged Development Well to said point shall be borne by the Participating Parties conducting the lower-priority operation.

                                   ARTICLE 12

                       PLATFORM AND DEVELOPMENT FACILITIES


12.1   Proposal

       Notwithstanding any other provision herein, from the effective date of this Agreement until one hundred-eighty (180) days after completion of operations (a) for the first Exploratory Well that results in a Producible Well, or (b) for any subsequent operation proposed within one hundred-eighty (180) days after completion of the well referred to in
       12.1 (a), Operator shall have the exclusive right to propose the fabrication or acquisition and installation of a Platform and/or Development Facilities by sending an AFE or notice to the other Parties in accordance with Article 9 (Notices). After Operator's exclusive period, any Party may propose the fabrication or acquisition and installation of a Platform and/or Development Facilities, by sending an AFE or notice to the other Parties in accordance with Article 9 (Notices).

12.2   Counterproposals

       When a Platform and/or Development Facilities is proposed under Article 12.1, a Party may, within thirty (30) days after receipt of the AFE or notice for the original proposal, make a counterproposal to fabricate or otherwise acquire and install said Platform and/or Development Facilities by sending an AFE or notice to the other Parties in accordance with
       Article 9 (Notices). The AFE or notice shall indicate that the proposal is a counterproposal to the original proposal. If one or more counterproposals are made, each Party shall elect to participate in either the original proposal, one (1) counterproposal, or neither the original proposal nor a counterproposal. If two (2) or more proposals receive the approval of the number of Parties and combined Working Interests required by Article 12.2.3 (Operations By Fewer Than All Parties), the proposal receiving the largest percentage Working Interest approval shall be deemed approved, and in the event two (2) or more approved proposals receive the same Working Interest approval, the approved proposal first received by the Parties shall be deemed approved.

       12.2.1 Operations by All Parties

              If all Parties elect to participate in the proposed operation, Operator shall conduct the operation at their cost and risk.

       12.2.2 Second Opportunity to Participate

              If fewer than all but one (1) or more Parties having a combined Working Interest of forty percent (40%) or more elect to participate in the Platform and/or Development Facilities, then the proposing Party shall notify the Parties of the elections made, whereupon a Party originally electing not to participate may then elect to participate by notifying the proposing Party within forty-eight (48) hours, exclusive of Saturdays, Sundays, and federal holidays, after receipt of such notice. If all Parties elect to participate in the Platform and/or Development Facilities, Operator shall timely commence the fabrication and installation of the Platform and/or Development Facilities at their cost and risk. If there are only two (2) Parties to this Agreement, then there shall not be a second opportunity to elect to participate, and if the Participating Party agrees to pay and bear one hundred percent (100%) of the costs and risks of the operation, then the Operator, subject to Article 4.2 (Substitute Operator), shall conduct the operation as a Non-consent Operation for the benefit of the Participating Party, and the provisions of
              Article 13 (Non-consent Operations) shall apply.

       12.2.3 Operations by Fewer Than All Parties

              If there are more than two (2) Parties to this Agreement, then, after the election made under Article 12.2.2 (Second Opportunity to Participate), fewer than all but one (1) or more Parties having a combined Working Interest of forty percent (40%) or more elect to participate in the Platform and/or Development Facilities, the proposing Party shall notify the Participating Parties, and each Participating Party shall have forty-eight (48) hours, exclusive of Saturdays, Sundays, and federal holidays, after receipt of the notice to notify the proposing Party of the portion of the costs and risks attributable to the total Non participating Parties' interests it elects to pay and bear. Unless otherwise agreed by the Participating Parties, each Participating Party may, but shall not be obligated to, pay and bear that portion of costs and risks attributable to the total Non-participating Parties' interests in the ratio that the Participating Party's interest bears to the total interests of all Participating Parties who elect to pay and bear a portion of the costs and risks attributable to the total Non-participating Parties' interests. Failure to respond shall be deemed to be an election not to pay or bear any additional costs or risks. If the Participating Parties agree to pay and bear one hundred percent (100%) of the costs and risks of the operation, the Operator, subject to Article 4.2 (Substitute Operator), shall conduct the operation as a Non-consent Operation for the benefit of the Participating Parties, and except as provided in Article
              12.4 (Rights to Take in Kind), the provisions of Article 13.2.1
              (b) shall apply. If such agreement is not obtained, however, the fabrication and installation of the Platform and/or Development Facilities shall not be commenced, and the effect shall be as if the proposal had not been made.

12.3   Ownership and Use of the Platform and Development Facilities

       The Participating Parties in the Development Facilities own all of the excess capacity of the Development Facilities and the excess weight, space and buoyancy of the Platform. Each Participating Party in the Development Facilities does not have the right to use its Participating Interest share of the excess capacity, weight, space and buoyancy for hydrocarbon production from outside the Contract Area. Each Participating Party in the Development Facilities or Platform must obtain the unanimous approval of the other Participating Parties in the Development Facilities or Platform in order to utilize any portion of the excess capacity, weight, space and buoyancy. It must negotiate the payment of a fee with the Participating Parties in the Development Facilities or Platform in order to utilize any portion of the excess capacity, weight, space and buoyancy. Each of the Participating Parties in the Development Facilities or Platform shall receive its Participating interest share of all fees derived from the utilization of the excess capacity, weight, space and buoyancy. All hydrocarbon production from outside the Contract Area shall be processed under a "Facilities Use and Production Handling Agreement" unanimously agreed to by the Participating Parties in the Development Facilities.

12.4   Rights to Take in Kind

       Nothing in this Article 12 shall act to limit a Party's rights under
       Article 22 (Disposition of Production), or to otherwise separately dispose of its share of Hydrocarbon production. If a Party elects (a) not to participate in an approved Development Facilities proposal and (b) to separately dispose of its share of Hydrocarbon production (the "Separately Disposing Party"), the Separately Disposing Party shall not be subject to the provisions of Article 13.2.1(b), but must provide proof to the Participating Parties in the approved Development Facilities proposal, within thirty (30) days from the last applicable response date to the Development Facilities proposal that it has entered into fabrication and transportation contracts to separately dispose of its own share of Hydrocarbon production. If a Separately Disposing Party fails to provide such proof by that deadline and if there is sufficient capacity for the Development Facilities to accommodate the Separately Disposing Party's share of the Hydrocarbons, it shall immediately (1) become a Participating Party in the Development Facilities and utilize the Development Facilities for its share of Hydrocarbon production, (II) pay to the Participating Parties in the approved Development Facilities proposal an amount equal to two hundred percent (200%) of what would have been the Separately Disposing Party's share of the costs and expense of the Development Facilities had it elected to participate in the Development Facilities under Article 12.1 or 12.2, and (111) assume its share of the risks and liabilities associated with the construction and ownership of the Development Facilities as of the date of commencement of the operations to construct same. The Participating Parties in the original Development Facilities and the Separately Disposing Party, which becomes a Participating Party in the original Development Facilities under Article 12.4 (1), shall own the original Development Facilities based on their Participating Interest share in the original Development Facilities. If a Separately Disposing Party fails to provide such proof by that deadline and if there is insufficient capacity for the Development Facilities to accommodate the Separately Disposing Party's share of the Hydrocarbons, the Separately Disposing Party shall (i) become a Participating Party in the original Development Facilities and utilize the available capacity in the original Development Facilities, if any, for its share of Hydrocarbon production, (ii) pay one hundred percent (100%) of the costs of an expansion or modification of the

       Development Facilities, which is required to accommodate all or a portion of its share of the Hydrocarbons, and assume one hundred percent (100%) of the risks and liabilities associated with (A) the construction, installation and commissioning of the expanded or modified Development Facilities and (B) the utilization of the expanded or modified Development Facilities for thirty (30) days subsequent to the commencement of Hydrocarbon production through same, (iii) pay to the Participating Parties in the approved Development Facilities proposal an amount equal to two hundred percent (200%) of what would have been the Separately Disposing Party's share of the costs and expense of the original Development Facilities had it elected to participate in the original Development Facilities under Article 12.1 or 12.2, (iv) assume its share of the risks and liabilities associated with the construction and ownership of the original Development Facilities as of the date of commencement of the operations to construct the original Development Facilities. The Participating Parties in the original Development Facilities and the Separately Disposing Party, which becomes a Participating Party in the original Development Facilities under Article 12.4(i), shall own the expanded or modified Development Facilities based on their Participating Interest share in the original Development Facilities, and the Participating Parties in the original Development Facilities shall assume their Participating Interest share of the risks and liabilities associated with the ownership of the expanded or modified Development Facilities thirty-one (31) days after that the expanded or modified Development Facilities have been utilized. 12.5 Expansion or Modification of a Platform and/or Development Facilities After installation of a Platform and/or Development Facilities, any Participating Party in that Platform and/or Development Facilities may propose the expansion or modification of that Platform and/or Development Facilities by written notice (along with its associated AFE) to the other Participating Parties in that Platform and/or Development Facilities. That proposal requires approval by two (2) or more of the Participating Parties in the Platform and/or Development Facilities with more than fifty percent (50%) of the Participating Interest in the Platform and/or Development Facilities. If approved, that proposal will be binding on all Participating Parties in that Platform and/or Development Facilities, and the Operator shall commence that expansion or modification at the sole cost and risk of all of the Participating Parties in that Platform and/or Development Facilities unless otherwise agreed.

12.6   Offsite Host Facilities

       In the event that one (1) or more Parties with forty percent (40%) or more of the Participating Interest in Hydrocarbon production agree that Hydrocarbon production can most effectively be processed and handled by Offsite Host Facilities, the Operator, on behalf of the Participating Parties, shall use reasonable efforts to secure a formal "Facilities Use and Production Handling Agreement" from the owners of the Offsite Host Facilities. If the Operator does secure access to Offsite Host Facilities in a Facilities Use and Production Handling Agreement, each Participating Party shall have the right, but not the obligation, to utilize its

       Participating Interest share of the capacity so secured. This Article
       12.6 shall not constitute a limit on a Party's right to install its own Take-in-Kind Facilities under Article 22 (Disposition of Production).


                                   ARTICLE 13

                             NON-CONSENT OPERATIONS


13.1   Non-consent Operations

       Operator or substitute Operator under Article 4.2 (Substitute Operator) shall conduct Non-consent Operations at the sole cost and risk of the Participating Parties in accordance with the following provisions:

       13.1.1 Non-interference

              Non-consent Operations shall not interfere unreasonably with operations approved by all of the Parties.

       13.1.2 Multiple Completion Limitation

              Subject to Article 10.9, a Non-consent Operation shall not be conducted in a well having multiple Completions unless (a) each Completion is owned by the same Parties in the same proportions;
              (b) the well is incapable of producing from all Completions; or
              (c) all Participating Parties in the well consent to the operation.

       13.1.3 Metering

              In Non-consent Operations, Hydrocarbon production shall be determined upon the basis of appropriate well tests, unless separate metering devices are required by a governmental authority having jurisdiction.


       13.1.4 Non-consent Well

              Operations on a Non-consent Well shall not be conducted in a Producible Reservoir without approval of all Parties unless (a) the Producible Reservoir is designated in the notice as a Completion objective; (b) Completion of the well in the Producible Reservoir will not increase the rates of Hydrocarbon production that are prescribed and approved for the Producible Reservoir by the governmental authority having jurisdiction; and (c) the horizontal distance between the vertical projections of the midpoint of the Producible Reservoir in the well and an existing well currently completed in and producing from the same Producible Reservoir will. be at least fifteen hundred (1,500) feet for an oil-well Completion or twenty-five hundred (2,500) feet for a gas-well Completion.

       13.1.5 Cost Information

              Operator shall, within one hundred twenty (120) days after completion of a Non-consent Operation, furnish the Parties either
              (a) an inventory and an itemized statement of the cost of the Non-consent Operation and equipment pertaining thereto, or (b) a detailed statement of the monthly billings. Each quarter thereafter, while the Participating Parties are being reimbursed under Article 13.2.1 (Production Reversion Recoupment), Operator shall furnish the Non-participating Parties a quarterly statement detailing all costs and liabilities incurred in the Non-consent Operation, together with a statement of the quantities of Hydrocarbons produced from it and the amount of the proceeds from the sale of the Non-participating Parties' relinquished Hydrocarbon production from the Non consent Operation for the preceding quarter. Operator shall prepare the quarterly statement of the quantities of Hydrocarbons produced and the amounts of the proceeds from the sale of Non-participating Parties' relinquished Hydrocarbon production based on the proceeds received for the Operator's share of Hydrocarbon production. When Operator's payout calculation indicates that payout has occurred, Operator shall promptly notify all Parties. The Participating Parties who assumed a portion of the Non participating Parties' relinquished interest shall then provide Operator all information pertaining to the cumulative proceeds received from the sale of the Non-participating Parties' relinquished Hydrocarbon production. Operator shall revise the payout date using the actual proceeds from the sale of the Non-participating Parties' relinquished Hydrocarbon production and administer any subsequent adjustments between the Parties.

       13.1.6 Completions

              For determinations under Article 13.1 (Non-consent Operations), each Non-consent Operation in a single wellbore shall be accounted for separately.

13.2   Relinquishment of Interest

       Upon commencement of Non-consent Operations, other than Non-consent Operations governed by the Acreage Out Option under Article 10.5.1 (Acreage Out), Article 13.7 (Operations Utilizing a Non-consent Platform and/or Development Facilities), or Article 13.7.1 (Forfeiture on Initial Platform or Development Facilities), each Non-participating Party's interest and leasehold operating rights in the Non-consent Operation and title to Hydrocarbon production resulting therefrom; and if Article 13.8 (Discovery or Extension from Non-consent Drilling) is effective, one half (1/2) of each Non-participating Party's interest and leasehold operating rights and title to Hydrocarbon production from wells mentioned in
       Article 13.8 (Discovery or Extension from Non consent Drilling); shall be owned by and vested in each Participating Party in proportion to its Participating Interest, or in the proportions otherwise agreed by the Participating Parties, for as long as the Non-Consent Operation is being conducted or Hydrocarbon production is obtained therefrom, subject to the following:

       13.2.1 Production Reversion Recoupment

              When the Participating Parties have recouped out of Hydrocarbon production from the Non-consent Operations attributable to the

              Non-participating Party's interest an amount, which when added to amounts received under Article 13.3 (Deepening or Sidetracking of Non-consent Well), equals the sum of the following:

              (a) eight hundred percent (800%) of the Non-participating Party's share of the costs of the following Non-consent Exploratory Operations, or five hundred percent (500%) of the Non-participating Party's share of the costs of the following Non consent Development Operations: drilling, testing, Completing, Recompleting, Deepening, Sidetracking, Reworking, plugging back, and temporarily abandoning a well, reduced by the Non-participating Party's Share of a cash contribution received under Article 21.2 (Cash Contributions);

              (b) if applicable, four hundred percent (400%) of Non-participating Party's Share of the cost of Platforms and/or Development Facilities approved under Article 12.1 (Proposal) or Article 12.2 (Counterproposals); such recoupment is limited to the Non-participating Party's Share of the Hydrocarbon production that utilize such Platform and/or Development Facilities;

              (c) four hundred percent (400%) of the Non-participating Party's Share of the cost charged in accordance with
                     Article 13.9 (Allocation of Platform/Development Facilities Costs to Non-consent Operations) of using an existing Platform/Development Facilities; and

              (d) the Non-participating Party's Share of the costs of operation, maintenance, treating, processing, gathering, and transportation, including, but not limited to, an Offsite Host Facilities' handling fees, as well as lessor's royalties and severance, Hydrocarbon production, and excise taxes, then, the relinquished interests of the Non-participating Party shall automatically revert to the Non-participating Party as of 7:00 a.m. of the day after the recoupment occurs. Thereafter, the Non-participating Party shall own the same interest in the Non-consent Well, equipment pertaining thereto and the Hydrocarbon production therefrom as the Non-participating Party would have owned or been entitled to if it had participated in the Non-consent Operation. Upon reversion, the Non-participating Party shall become a Participating Party and, as such, shall become liable for its proportionate share of the further costs of the operation as set forth in this Agreement and Exhibit "C".

       13.2.2 Non-production Reversion

              If the Non-consent Operation fails to obtain Hydrocarbon production or if the operation results in Hydrocarbon production that ceases before complete recoupment by the Participating Parties under Article 13.2.1 (Production Reversion Recoupment), such leasehold operating rights shall revert to each Non-participating Party, except that all Non-consent Wells shall remain vested in the Participating Parties (but the salvage value in excess of the sum remaining under Article 13.2.1 shall be credited to all Parties).

13.3   Deepening or Sidetracking of Non-consent Well

       If a Participating Party proposes to Deepen or Sidetrack a Non-consent Well, a Non-participating Party may then elect to participate in the Deepening or Sidetracking operation by notifying Operator within thirty
       (30) days, or within twenty-four (24) hours, inclusive of Saturdays, Sundays, and federal holidays, if a rig is on location and standby charges are being incurred, after receiving notice of the proposal. A Non-participating Party that elects to participate in Deepening or Sidetracking the well, as proposed, shall immediately pay the Participating Parties, in accordance with Article 13.4 (Deepening or Sidetracking Cost Adjustments), its Working Interest share of actual well costs (excluding logging, coring, testing, and Completion costs other than the cost of setting any casing or Completion Equipment that is used in the Deepening or Sidetracking), less all amounts recovered by the Participating Parties from the proceeds of Hydrocarbon production from the well, as if the Non-participating Party had originally participated to the initial objective depth or formation, in the case of a Deepening operation, or the depth at which the Sidetracking operation is initiated. Thereafter, the Non-participating Party shall be deemed to be a Participating Party for the Deepening or Sidetracking operations, and
       Article 13.2.1 (a) shall not apply to that Party for the Deepened or Sidetracked portion of the well. The initial Participating Parties, however, shall continue to recoup out of the proceeds of Hydrocarbon production from the non consent portion of the well any balance for the Non-consent Well remaining to be recovered under Article 13.2.1 (Production Reversion Recoupment), less the amounts paid by the Non-participating Party under this Article 13.3.

13.4   Deepening or Sidetracking Cost Adjustments

       If a proposal is made to Deepen or Sidetrack a Non-consent Well, a well cost adjustment will be performed as follows:

       (a) Intangible drilling will be valued at the actual cost incurred by the Participating Parties.

       (b) Tangible materials will be valued in accordance with the provisions of Exhibit "C".

       (c) For Sidetracking operations, the values determined in Articles 13.4(a) and 13.4(b) shall be reduced by the amount allocated to that portion of the well from the surface to one hundred feet (100') below the point at which the Sidetracking was initiated. Such allocations shall be consistent with the guidelines recommended by the applicable Council of Petroleum Accountants Societies ("COPAS") Guideline, as amended from time to time.

       (d) Amortization/depreciation shall be applied to both intangible and tangible values at the rate of five percent (5%) per annum from the date the well commenced Hydrocarbon production to the date operations commence to Deepen or Sidetrack the well, provided, however, the value of tangible materials after applying depreciation shall never be less than sixty percent (60%) of the value determined in Article 13.4(b).

13.5   Subsequent Operations in Non-consent Well

       Except as provided in Article 13.3 (Deepening or Sidetracking of Non-consent Well), an election not to participate in the drilling, Sidetracking, or Deepening of a well shall be deemed to be an election not to participate in any subsequent operations in the well before full recovery by the Participating Parties of the Non-participating Party's recoupment amount.

13.6   Operations in a Production Interval

       A Participating Party in a Production Interval may propose Rework or Sidetrack operations within that Production Interval, or to permanently plug and abandon that Production Interval in a well; however, no Production Interval in a well shall be abandoned without the unanimous approval of the Participating Parties in the Production Interval. If a proposal, estimated to exceed the amount specified in Article 8.2 (Authorization), is made to Rework or Sidetrack a Production Interval, the unanimous approval of the Parties owning an interest in the Production Interval shall be required to conduct the operation. A proposal to Rework an interval, other than a Production Interval, shall be made and approved in accordance with Article 11.5 (Operations by Fewer Than All Parties).

13.7   Operations Utilizing a Non-consent Platform and/or Development Facilities

       Except as otherwise provided in Article 12.4 (Rights to Take in Kind) and this Article 13.7, if applicable, a Party that did not originally participate in a Platform and/or Development Facilities shall be a Non-participating Party for all operations utilizing the Platform and/or Development Facilities and shall be subject to Article 13.2 (Relinquishment of Interest). Notice, in accordance with Article 9 (Notices), shall be given to the Non-participating Party for all wells proposed to be drilled from or tied-back to the Non-consent Platform and/or handled by non-consent Development Facilities. If a Non-participating Party in a Non-consent Platform and/or Development Facilities desires to participate in the drilling of any such well proposed by the Participating Parties in the Platform and/or Development Facilities, the Non-participating Party desiring to join in the proposed well shall first pay the Participating Parties in the Platform and/or Development Facilities its proportionate share of the cost of the Platform and/or Development Facilities, including, but not limited to, costs of material, fabrication, transportation, and installation plus any remaining amounts to be recouped under Article 13.2.1(b). The Non-participating Party shall remit payment to Operator and Operator shall (a) reimburse the Participating Parties in the Platform and/or Development Facilities in the same proportions they are sharing in the Platforms and/or Development Facilities recoupment account, and (b) credit the applicable payout account. Upon payment of that amount, the original Non-participating Party shall become an owner and a Participating Party in the Platform and/or Development Facilities in the same manner as if recoupment had occurred under Article 13.2.1 (Production Reversion Recoupment), and may participate in all future wells drilled from or tied back to the Platform. As to well operations conducted from the Platform and/or Development Facilities prior to payment under this Article 13.7, the original Non-participating Party shall remain a Non-participating Party in such Non-consent Operations until such time as the entire recoupment balance applicable to all such Non consent Operations in the aggregate has occurred, as provided for in Articles 13.2.1 (a) and 13.2.1(d).

       13.7.1 Forfeiture on Initial Platform or Development Facilities

              Notwithstanding anything to the contrary contained herein, a Party that does not participate in the initial approved Platform or Development Facilities shall withdraw from this Agreement in accordance with Article 15 (Withdrawal), and shall forfeit and permanently assign its entire interest in and rights to the Contract Area, with the withdrawal to be effective on the date of such non-consent.

13.8   Discovery or Extension from Non-consent Drilling

       If a Non-consent Well (a) discovers a new Producible Reservoir or (b) extends an existing Producible Reservoir beyond its recognized boundaries, as unanimously agreed by the Participating Parties in all existing wells currently producing from the existing Producible Reservoir before commencement of drilling operations, the recoupment of costs for the well shall be governed by Article 13.2 (Relinquishment of Interest) and shall be recovered by the Participating Parties in one of the following ways:

       (a) if the Non-consent Well is not completed and produced, recoupment shall be out of one half (1/2) of each Non-participating Party's interest in Hydrocarbon production from all subsequently drilled and completed wells on the Contract Area that are completed in the Producible Reservoir discovered, or in that portion extended, by the Non-consent Well and in which the Non-participating Party has a Participating Interest; or

       (b) if the Non-consent Well is completed and produced, recoupment shall be out of the Non participating Party's Share of all Hydrocarbon production from the Non-consent Well and one-half (1/2) of the Non-participating Party's interest in Hydrocarbon production from all subsequently drilled and completed wells on the Contract Area that are completed in the Producible Reservoir discovered, or in that portion extended, by the Non-consent Well and in which the Non-participating Party has a Participating Interest.

13.9   Allocation of Platform/Development Facilities Costs to Non-consent
       Operations

       Non-consent Operations shall be subject to further conditions as follows:

       13.9.1 Charges

              In the event a well is drilled or produced from a Platform and/or is produced through Development Facilities whose Participating Parties are different from the Participating Parties in that well or if the Participating Parties' Participating interest shares in that Platform and/or Development Facilities are different from their Participating Interest shares in that well, the rights of the Participating Parties in that well and the costs to use the Platform and/or Development Facilities for that well shall be determined as follows:

              (a) The Participating Parties in that well shall pay to the Operator a one-time slot usage fee for the use of a slot on the Platform equal to the cost of the Platform divided by the total number of slots on the Platform. Within fifteen
                     (15) days of its receipt of that fee, the Operator shall distribute to the Participating Parties in the Platform their Participating Interest share of that payment. For purposes of calculating the slot usage fee, the total cost of the Platform shall be reduced by four tenths of one percent (0.4%) per month, commencing on the date the Platform was installed and continuing every month thereafter until the month actual drilling operations on that well are commenced; however, the total cost of the Platform shall not be reduced by more than sixty percent (60%) of the total Platform's costs. The cost of additions to the Platform shall be reduced in the same manner commencing the first month after the addition is installed. If that well is abandoned, having never produced Hydrocarbons, the right of the Participating Parties in that well to use the Platform slot through which the well was drilled shall terminate unless those Parties commence drilling a substitute well for the abandoned well through the same slot within ninety (90) days of the abandonment. If that substitute well is abandoned, having never produced Hydrocarbons, the right of the Participating Parties in that well to use the Platform slot through which the well was drilled shall terminate. The slot usage fee shall not apply to a slot deemed to be "surplus." A slot may be deemed surplus only by the unanimous agreement of the Participating Parties in the Platform.

              (b) The Participating Parties in that well shall pay to the owners of the Development Facilities a lump sum equal to that portion of the total cost of those Development Facilities that the throughput volume of the Non-consent Operation bears to the current total design throughput volume of the Development Facilities. Throughput volume shall be estimated by the Operator in barrels produced per day (with 1 barrel of oil equaling 5.8 mcf of gas), using an average daily volume of the first three months of Hydrocarbon production from the Non-consent Operation. For purposes of calculating the Development Facilities lump sum payment, the total cost of the Development Facilities, shall be reduced by four tenths of one percent (0.4%) per month, commencing from the date when the Development Facilities were installed and continuing every month thereafter until the first month during which Hydrocarbon production from the Non-consent Operation commences, but the total cost of the Development Facilities shall not be reduced more than sixty percent (60%) of the total Development Facilities' cost. If a modification, expansion, or addition to the Development Facilities is made after commencing first Hydrocarbon production and before connection of the Non-consent Operation to the Development Facilities, the Development Facilities lump sum payment shall be reduced in the same manner described above, from the month in which the Development Facilities modification, expansion or addition is completed until the first month during which Hydrocarbon production from the Non-consent Operation is commenced.

              Payment of sums under this Article 13.9.1 is not a purchase of an additional interest in the Platform or the Development Facilities. Such payment shall be included in the total amount that the Participating Parties are entitled to recoup out of Hydrocarbon production from the Non-consent Well.

       13.9.2 Operating and Maintenance Charges

              The Participating Parties shall pay all costs necessary to connect a Non-consent Well to the Platform and/or Development Facilities and that proportionate part of the costs of operating and maintaining the Platform and/or Development Facilities applicable to the Non-consent Well. Platform operating and maintenance costs that are costs not directly attributable to a wellbore shall be allocated equally to all actively producing Completions. Operating and maintenance costs for the Development Facilities shall be allocated on a volume throughput basis, that is, in the proportion that the volume throughput of the well bears to the total volume throughput of all wells connected to the Development Facilities. Volume throughput, as used in this Article 13.9.2, shall be determined by considering all Hydrocarbons and water volumes.

13.10  Allocation of Costs Between Zones

       Except as provided in Article 10.9 (Wells Proposed Below Deepest Producible Reservoir), if for any reason the Participating Interests of the Parties in a well are not the same for the entire depth or the Completion thereof, the costs of -drilling, Completing, and equipping the well shall be allocated in an equitable manner, as agreed by the Parties, based on the value and allocation recommended in the applicable COPAS Guideline, as amended from time to time.

13.11  Lease Maintenance Operations

       An operation proposed within the last twelve (12) months of the primary term or, subsequent thereto, an operation proposed to perpetuate a Lease or portion thereof at its expiration date or otherwise, including, but not limited to, well operations, regulatory relief (for example, course of action necessary to satisfy the statutory or regulatory requirements of the governmental authority having jurisdiction), and other Lease operations, shall be deemed to be a "Lease Maintenance Operation." To invoke this Article 13.11, a notice or AFE that proposes an operation must state that the proposed operation is a Lease Maintenance Operation.

       13.11.1 Participation in Lease Maintenance Operations

              A Party may propose a Lease Maintenance Operation by giving notice to the other Parties. If fewer than all Parties elect to participate in the proposed Lease Maintenance Operation, the proposing Party shall notify the Parties of the elections made. Each Party electing not to participate shall then have a second opportunity to participate in the proposed operation by notifying the other Parties of its election within forty-eight (48) hours after receipt of the notice. A Lease Maintenance Operation shall not require minimum approval, either of the number of Parties or the percentage of the voting interests of the Parties otherwise required in Article 6.1.2 (Vote Required). For a Lease Maintenance Operation to be conducted, the Participating Parties must agree to pay and bear one hundred percent (100%) of the costs and risks of the operation. If more than one (1) Lease Maintenance Operation is proposed, the operation with the greatest percentage approval shall be conducted. Notwithstanding the recoupment provisions of this Agreement, a Party electing not to participate in a well operation proposed as a Lease Maintenance Operation shall promptly assign, effective as of the date the operation commences, to the Participating Parties all of its right, title, and interest in and to that portion of the Lease that would otherwise expire and the property and equipment attributable thereto, in accordance with
              Article 26 (Successors, Assigns, and Preferential Rights). If more than one (1) Lease Maintenance Operation is proposed and there is a tie between two (2) proposed operations, both operations shall be conducted and the costs and risks of conducting both operations shall be paid and borne by the Participating Parties. If the drilling of a well is undertaken as a Lease Maintenance Operation, further operations conducted by the Participating Parties in the well shall be governed by Article 10.9 (Course of Action After Reaching Objective Depth) or Article 11.9 (Course of Action After Reaching Objective Depth), whichever applies. If more than one (1) well operation is conducted, any of which would perpetuate the Lease or such portion thereof, an assignment shall not be required from a Party participating in any such well operation.

       13.11.2 Accounting for Non-participation


              If after one (1) year from completion of a well operation conducted as a Lease Maintenance Operation, the Lease or portion thereof is being perpetuated by a Lease Maintenance Operation, as provided in Article 13.11.1 (Participation in Lease Maintenance Operations), Operator shall render a final statement, if applicable, to the assigning Party for its share of all expenses attributed to the assigned interest before the effective date of the assignment, plus any credit or deficiency in salvage value calculated under Article 15.3.1 (Prior Expenses). The assigning Party shall settle any deficiency owed the non-assigning Parties within thirty (30) days after receipt of Operator's statement.

13.12  Retention of Lease by Non-consent Well

       If, at the expiration of the primary term of a Lease, one (1) or more Non-consent Wells, except wells drilled under the Acreage Out under
       Article 10.5.1 (Acreage Out), are the only wells perpetuating the Lease, Operator shall give written notice to each Non-participating Party that the Non-consent Wells are serving to perpetuate the Lease. Each Non-participating Party shall, within thirty (30) days after receipt of Operator's written notice, elect one of the following:

       (a) to assign its entire interest in the Lease to the Participating Parties in the proportions in which the Non-consent Wells are owned; or

       (b) to pay the Participating Parties, within sixty (60) days after its election, the lesser of its proportionate share of the actual well costs of the wells, as if the Non-participating Party had originally participated, or the balance of the recoupment account. The payment shall be made to Operator and credited to the account of each Participating Party. The Nonparticipating Party shall remain as a Non-participating Party until full recoupment is obtained, but the payment shall be credited against the total amount to be recouped by the Participating Parties.

       A Non-participating Party that fails to make the required election shall be deemed to have elected under Article 13.12(a) to relinquish its entire interest in the Lease. If a Non-participating Party elects to make payment under Article 13.12(b) but fails to make the required payment within sixty (60) days after its election, the Non-participating Party shall either remain liable on the obligation to pay or, by unanimous vote of the Participating Parties, be deemed to have elected under Article
       13.12 (a) to relinquish its entire interest in the Lease. Each relinquishing Non-participating Party shall promptly execute and deliver an assignment of its interest to the Participating Parties, in accordance with Article 26 (Successors, Assigns, and Preferential Rights).

13.13  Non-Consent Premiums

       A non-consent premium paid by a Non-Participating Party to the Participating Parties shall be allocated to the Participating Parties based on their original Participating Interest share in the Non-consent Operation which generated the non-consent premium.


                                   ARTICLE 14

                        ABANDONMENT, SALVAGE, AND SURPLUS


14.1   Platform Salvage and Removal Costs

       When the Parties owning wells, Platforms and/or Development Facilities unanimously agree to dispose of the wells, Platforms and/or Development Facilities, it shall be disposed of by Operator in the time and manner approved by the Parties. The costs, risks, and net proceeds, if any, for the disposal shall be shared by the Parties in proportion to their Participating Interests therein.

14.2   Abandonment of Platforms, Development Facilities or Wells

       Except as provided in Article 10 (Exploratory Operations) and Article 11 (Development Operations), a Participating Party may propose the abandonment of a Platform and Development Facilities or wells by notifying the other Participating Parties. No Platform and Development Facilities or wellbore shall be abandoned without the unanimous approval of the Participating Parties. If the Participating Parties do not approve abandoning the Platform and Development Facilities or wells, the Operator shall prepare a statement of the abandoning Party's share of estimated abandonment costs, less its share of estimated salvage value, as determined by the Operator pursuant to Exhibit "C". The Party desiring to abandon it shall pay the Operator, on behalf of the Participating Parties for that Party's share of the estimated abandonment costs, less its share of estimated salvage value, within thirty (30) days after receipt of the Operator's statement. If an abandoning Party's respective share of the estimated salvage value is greater than its share of the estimated costs, Operator, on behalf of the Participating Parties, shall pay a sum equal to the deficiency to the abandoning Party within thirty (30) days after the abandoning Party's receipt of the Operator's statement.

14.3   Assignment of Interest.

       Each Participating Party desiring to abandon a Platform and Development Facilities or wells under Article 14.2 (Abandonment of Platforms, Development Facilities or Wells) shall assign, effective as of the last applicable election date, to the non-abandoning Parties, in proportion to their Participating Interests, its interest in the Platform and Development Facilities or wells and the equipment therein and its ownership in the Hydrocarbon production from the wells. A Party so assigning shall be relieved from further liability for the Platform and Development Facilities or wells, except liability for payments under
       Article 14.2 (Abandonment of Platforms, Development Facilities or Wells).

14.4   Abandonment Operations Required by Governmental Authority

       A well abandonment or Platform and Development Facilities removal required by a governmental authority having jurisdiction shall be accomplished by Operator with the costs, risks, and net proceeds, if any, to be shared by the Parties owning the well or Platform and Development Facilities in proportion to their Participating Interests therein. No approval by the Parties will be necessary for Operator to proceed with the government required well abandonment, or Platform and Development Facilities removal. The Operator shall provide the Parties with an informational AFE prior to commencing such an abandonment or removal.

14.5   Disposal of Surplus Material

       Material and equipment acquired hereunder may be classified as surplus by Operator when deemed no longer needed in present or foreseeable operations. Operator shall determine the value and cost of disposing of the materials in accordance with Exhibit "C". If the material is classified as junk or if the value, less cost of disposal, is less than or equal to one hundred thousand dollars ($100,000.00), Operator shall dispose of the surplus materials in any manner it deems appropriate. If the value, less the cost of disposal of the surplus material, is greater than one hundred thousand dollars ($100,000.00), Operator shall give written notice thereof to the Parties owning the material. Unless purchased by Operator, the surplus material shall be disposed of in accordance with the method of disposal approved by the Parties owning the material. Proceeds from the sale or transfer of surplus material shall be promptly credited to each Party in proportion to its ownership of the material at the time of retirement or disposition.


                                   ARTICLE 15


                                   WITHDRAWAL

15.1   Right To Withdraw

       Subject to this Article 15.1, any Party may withdraw from this Agreement (the "Withdrawing Party") by giving prior written notice to all other Parties stating its decision to withdraw ("the withdrawal notice"). The withdrawal notice shall specify an effective date of withdrawal that is at least sixty (60) days, but not more than ninety (90) days, after the date of the withdrawal notice. Within thirty (30) days of receipt of the withdrawal notice, the other Parties may join in the withdrawal by giving written notice of that fact to the Operator ("written notice to join in the withdrawal") and upon giving written notice to join in the withdrawal are "Other Withdrawing Parties". The withdrawal notice and the written notice to join in the withdrawal are unconditional and irrevocable offers by the Withdrawing Party and the Other Withdrawing Parties to convey to the Parties who do not join in the withdrawal ("the Remaining Parties") the Withdrawing Party's and the Other Withdrawing Parties' entire Working Interest in all of the Contract Area, Hydrocarbon production, and other property and equipment owned under this Agreement.

15.2   Response to Withdrawal Notice

       Failure to respond to a withdrawal notice is deemed a decision not to join in the withdrawal.

       15.2.1 Unanimous Withdrawal

       If all the other Parties join in the withdrawal,

       (a)    no assignment of Working Interests shall take place;

       (b) subject to Article 14.4, no further operations may be conducted under this Agreement unless agreed to by all Parties;

       (c) the Parties shall abandon all activities and operations within the Lease and relinquish all of their Working Interests to the MMS within three hundred sixty-five (365) days of the conclusion of the thirty (30) day joining period; and

       (d) notwithstanding anything to the contrary in Article 14 (Abandonment, Salvage and Surplus), the Operator shall:

              1) furnish all Parties a detailed abandonment plan, if applicable, and a detailed cost estimate for the abandonment within thirty (30) days after the conclusion of the thirty (30) day joining period; and

              2) cease operations and begin to permanently plug and abandon all wells and remove all Facilities in accordance with the abandonment plan.




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       15.2.2 No Additional Withdrawing Parties

              If none of the other Parties join in the withdrawal, then the Remaining Parties must accept an assignment of their Participating Interest share of the Withdrawing Party's Working Interest.

       15.2.3 Acceptance of the Withdrawing Parties' Interests.

              If one (1) or more but not all of the other Parties join in the withdrawal and become Other Withdrawing Parties, then within forty-eight (48) hours (exclusive of Saturdays, Sundays, and federal holidays) of the conclusion of the thirty (30) day joining period, each of the Remaining Parties shall submit to the Operator a written rejection or acceptance of its Participating Interest share of the Withdrawing Party's and Other Withdrawing Parties' Working Interest. Failure to make that written rejection or acceptance shall be deemed a written acceptance. If the Remaining Parties are unable to select a successor Operator, if applicable, or if a Remaining Party submits a written rejection and the other Remaining Parties do not agree to accept one hundred percent (100%) of the Withdrawing Party's and Other Withdrawing Parties' Working Interest within ten (10) days of the conclusion of the forty-eight (48) hour period to submit a written rejection or acceptance, the Remaining Parties will be deemed to have joined in the withdrawal, and Article 15.2.1 (Unanimous Withdrawal) will apply.

       15.2.4 Effects of Withdrawal

              Except as otherwise provided in this Agreement, after giving a withdrawal notice or a written notice to join in the withdrawal, the Withdrawing Party and Other Withdrawing Parties are not entitled to approve or participate in any activity or operation in the Lease, other than those activities or operations for which they retain a financial responsibility. The Withdrawing Party and Other Withdrawing Parties shall take all necessary steps to accomplish their withdrawal by the effective date referred to in
              Article 15.1 (Right to Withdraw) and shall execute and deliver to the Remaining Parties all necessary instruments to assign their Working Interest to the Remaining Parties. A Withdrawing Party and Other Withdrawing Parties shall bear all expenses associated with their withdrawal and the transfer of their Working Interest.

15.3   Limitation Upon and Conditions of Withdrawal

       15.3.1 Prior Expenses

              The Withdrawing Party and Other Withdrawing Parties shall remain liable for their Participating Interest share of the costs of all activities, operations, rentals, royalties, taxes, damages, Hydrocarbon imbalances, or other liability or expense accruing or relating to (i) obligations existing as of the effective date of the withdrawal, (ii) operations conducted before the effective date of the withdrawal, (iii) operations approved by the Withdrawing Party and Other Withdrawing Parties before the


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              effective date of the withdrawal, or (iv) operations commenced by the Operator under one of its discretionary powers under this Agreement before the effective date of the withdrawal. Before the effective date of the withdrawal, the Operator shall provide a statement to the Withdrawing Party and Other Withdrawing Parties for (1) their respective shares of all identifiable costs under this Article 15.3.1 and (2) their respective Participating Interest shares of the estimated current costs of plugging and abandoning all wells and removing all Platforms, Development Facilities, and other material and equipment owned by the Joint Account, less their respective Participating Interest Shares of the estimated salvage value of the assets at the time of abandonment, as approved by vote. This statement of expenses, costs, and salvage value shall be prepared by the Operator under Exhibit "C". Before withdrawing, the Withdrawing Party and Other Withdrawing Parties shall either pay the Operator, for the benefit of the Remaining Parties, the amounts allocated to them as shown in the statement, or provide security satisfactory to the Remaining Parties for all obligations and liabilities they have incurred and all obligations and liabilities attributable to them before the effective date of the withdrawal. All liens, charges, and other encumbrances, including but not limited to overriding royalties, net profits interest and production payments, which the Withdrawing Party and Other Withdrawing Parties placed (or caused to be placed) on their Working Interest shall be fully satisfied or released prior to the effective date of its withdrawal (unless the Remaining Parties are willing to accept the Working Interest subject to those liens, charges, and other encumbrances).

       15.3.2 Confidentiality

              The Withdrawing Party and Other Withdrawing Parties will continue to be bound by the confidentiality provisions of Article 7.3 (Confidentiality) after the effective date of the withdrawal but will have no further access to technical information relating to activities or operations under this Agreement. The Withdrawing Party and Other Withdrawing Parties are not required to return to the Remaining Parties Confidential Data acquired prior to the effective date of the withdrawal.

       15.3.3 Emergencies and Force Majeure

              No Party may withdraw during a Force Majeure or emergency that poses a threat to life, safety, property or the environment but may withdraw from this Agreement after termination of the Force Majeure or emergency. The Withdrawing Party and Other Withdrawing Parties shall remain liable for their share of all costs and liabilities arising from the Force Majeure or emergency, including but not limited to the drilling of relief wells, containment and cleanup of oil spills and pollution, and all costs of debris removal made necessary by the Force Majeure or emergency.







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                                   ARTICLE 16

                     RENTALS, ROYALTIES, AND OTHER PAYMENTS


16.1   Overriding Royalty and Other Burdens

       If the Working Interest or Participating Interest of a Party is subject to an overriding royalty, Hydrocarbon production payment, net profits interest, mortgage, lien, security interest, or other burden or encumbrance, other than lessor's royalty and other burdens listed in Exhibit "A", the Party so burdened shall pay and bear all liabilities and obligations created or secured by the burden or encumbrance and shall indemnify and hold the other Parties harmless from all claims and demands for payment asserted by the owners of the burdens or encumbrances. If a Party becomes entitled to an assignment under this Agreement, or as a result of Non-consent Operations hereunder becomes entitled to receive a relinquished interest, as provided in Article 13.2 (Relinquishment of Interest), otherwise belonging to a Non-participating Party whose Working Interest in the operations is so burdened or encumbered, the Party entitled to receive the assignment from the Non-participating Party or the relinquished interest of the Non-participating Party's Hydrocarbon production shall receive same free and clear of all such burdens and encumbrances, and the Non-participating Party whose interest is subject to the burdens and encumbrances shall hold the Participating Parties harmless for the burdens and encumbrances, and will bear same at its own expense.

16.2   Subsequently Created Interest

       Notwithstanding anything in this Agreement to the contrary, if a Party, after execution of this Agreement, creates an overriding royalty, Hydrocarbon production payment, net profits interest, carried interest, or any other interest out of its Working Interest which the Parties do not unanimously agree to list on Exhibit "A", (hereinafter called "Subsequently Created Interest"), the Subsequently Created Interest shall be made specifically subject to this Agreement. If the Party owning the interest from which the Subsequently Created Interest was established fails to pay, when due, its share of costs, and if the proceeds from the sale of Hydrocarbon production under Article 8.6 (Security Rights) are insufficient for that purpose, or elects to abandon a well, or elects to relinquish its interest in the applicable Lease, the Subsequently Created Interest shall be chargeable with a pro rata portion of all costs in the same manner as if the Subsequently Created Interest were a Working Interest, and Operator may enforce against the Subsequently Created Interest the lien and other rights granted or recognized under this Agreement to secure and enforce collection of costs chargeable to the Subsequently Created Interest. The rights of the owner of the Subsequently Created Interest shall be, and hereby are, subordinated to the rights granted or recognized by Article 8.6 (Security Rights).






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16.3   Payment of Rentals and Minimum Royalties

       Operator shall pay in a timely manner, for the joint account of the Parties, all rental, minimum royalties, and other similar payments accruing under each Lease and shall, on request, submit evidence of each such payment to the Parties. Operator shall not be held liable to the other Parties in damages for loss of a Lease or interest therein if, through mistake or oversight, a rental, minimum royalty, or other payment is not paid or is erroneously paid. The loss of a Lease or interest therein resulting from the Operator's failure to pay, or erroneous payment of rental or minimum royalty shall be a joint loss, and there shall be no readjustment of interests. For Hydrocarbon production delivered in kind by Operator to a Non-operator or to another for the account of a Non-operator, the Non-operator shall provide Operator with information about the Non-operator's proceeds received or the value of the Hydrocarbon production taken in kind in order that Operator may make payments of minimum royalties due.

16.4   Non-participation in Payments

       A Party that desires not to pay its share of a rental, minimum royalty, or similar payment shall notify the other Parties in writing at least sixty (60) days before the payment is due. Operator shall then make the payment for the benefit of the Parties that do desire to maintain the Lease. In such event, the Non-participating Party shall assign to the Participating Parties the portions of its interest in the Lease maintained by the payment. The assigned interest shall be owned by each Participating Party in proportion to its Participating Interest. The assignment shall be made in accordance with Article 27 (Successors, Assigns, and Preferential Rights).

16.5   Royalty Payments

       Each Party shall be responsible for and shall separately bear and properly pay or cause to be paid all royalty and other amounts due on its share of Hydrocarbon production taken in accordance with state or federal regulations, as may be amended from time-to-time. Adjustments shall be made among the Parties in accordance with Exhibit "E" (Gas Balancing Agreement). During a period when Participating Parties in a Non-consent Operation are receiving a Non-participating Party's share of Hydrocarbon production, the Participating Parties shall bear and properly pay, or cause to be paid, the Lease royalty on the Hydrocarbon production taken, and shall hold the Nonparticipating Parties harmless from liability for the payment.


                                   ARTICLE 17

                                      TAXES


17.1   Property Taxes

       Operator shall render property covered by this Agreement for ad valorem taxation, if applicable, and shall pay the property taxes for the benefit of each Party. Operator shall charge each Party its share of the tax payments. If the ad valorem taxes are based in whole or in part upon




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       separate valuations of each Party's Working Interest, then notwithstanding anything in this Agreement to the contrary, each Party's share of property taxes shall be in proportion to the tax value generated by that Party's Working Interest.

17.2   Contest of Property Tax Valuation

       Operator shall timely and diligently protest to a final determination each tax valuation it deems unreasonable. Pending such determination, Operator may elect to pay under protest. Upon final determination, Operator shall pay the taxes and the interest, penalties, and costs accrued as a result of the protest. In either event, Operator shall charge each Party its share of any amounts due, and each Party shall be responsible for reimbursing Operator for any such amounts paid.

17.3   Production and Severance Taxes

       Each Party shall pay, or cause to be paid, all production and severance taxes due on Hydrocarbon production that it receives under this Agreement.

17.4   Other Taxes and Assessments

       Operator shall pay other applicable taxes (other than income taxes, excise taxes, or other similar types of taxes) or assessments and charge each Party its share.


                                   ARTICLE 18

                                    INSURANCE


18.1   Insurance

       Operator shall provide and maintain the insurance prescribed in Exhibit "B" and charge those costs to the Joint Account. No other insurance shall be carried for the benefit of the Parties under this Agreement, except as provided in Exhibit "B".

18.2   Bonds

       Operator shall obtain and maintain all bonds or financial guarantees required by an applicable law, regulation or rule. The costs of those bonds or financial guarantees acquired exclusively for the conduct of activities and operations under this Agreement shall be charged to the Joint Account, including an amount equivalent to the reasonable cost of that bond or financial guarantee if Operator provides that bond or guarantee itself and does not engage a third party to do so. Operator shall require all contractors to obtain and maintain all bonds required by an applicable law, regulation or rule












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                                   ARTICLE 19

                         LIABILITY, CLAIMS, AND LAWSUITS


19.1   Individual Obligations

       The obligations, duties, and liabilities of the Parties under this Agreement are several, not joint or collective. Nothing in this Agreement shall ever be construed as creating a partnership of any kind, joint venture, agency relationship, association, or other character of business entity recognizable in law for any purpose. In their relations with each other under this Agreement, the Parties shall not be considered to be fiduciaries or to have established a confidential relationship, except as specifically provided in Article 7.3 (Confidentiality) and Article 7.4 (Limited Disclosure), but rather shall be free to act at arm's length in accordance with their own respective self-interests. Each Party shall hold all other Parties harmless from liens and encumbrances on the Contract Area arising as a result of its acts.

19.2   Notice of Claim or Lawsuit

       If, on account of a matter involving activities or operations under this Agreement, or affecting the Contract Area, a claim is made against a Party, or if a party outside of this Agreement files a lawsuit against a Party, or if a Party files a lawsuit, or if a Party receives notice of a material administrative or judicial hearing or other proceeding, that Party shall give written notice of the claim, lawsuit, hearing, or proceeding ("Claim") to the other Parties as soon as reasonably practicable.

19.3   Settlements

       The Operator may settle a Claim, or multiple Claims arising out of the same incident, involving activities or operations under this Agreement or affecting the Contract Area, if the aggregate expenditure, exclusive of outside professional fees and expenses, does not exceed three hundred thousand ($300,000.00) and if the payment is in complete settlement of these Claims. If the amount required for settlement exceeds this amount, the Parties shall determine the further handling of the Claims under
       Article 19.4 (Defense of Claims and Lawsuits).

19.4   Defense of Claims and Lawsuits

       The Operator shall supervise the handling, conduct, and prosecution of all Claims involving activities or operations under this Agreement or affecting the Contract Area. Claims may be settled in excess of the amount specified in Article 19.3 (Settlements) if the settlement is approved by vote in accordance with Article 6.1.2 (Vote Required) of the Participating Parties in the activity or operation out of which the Claim arose, but a Party may independently settle a Claim or the portion of a Claim which is attributable to its Participating Interest share alone as long as that settlement does not directly adversely affect the interest or rights of the other Participating Parties. Charges for services performed by the legal staff of a Party shall be made in accordance with Exhibit "C", but all other expenses incurred by the Operator in the



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       prosecution or defense of Claims for the Parties, together with the amount paid to discharge a final judgment, are costs and shall be paid by the Parties in proportion to their Participating Interest share in the activity or operation out of which the Claim arose. The employment of outside counsel, but not the selection of that counsel, requires approval by vote of the Participating Parties in the activity or operation out of which the Claim arose. If the use of outside counsel is approved, the fees and expenses incurred as a result thereof shall be charged to the Parties in proportion to their Participating Interest share in the activity or operation out of which that Claim arose. Each Party has the right to hire its own outside counsel at its sole cost with respect to its own defense.

19.5   Liability for Damages

       UNLESS SPECIFICALLY PROVIDED OTHERWISE IN THIS AGREEMENT, LIABILITY FOR LOSSES, DAMAGES, COSTS, EXPENSES OR CLAIMS INVOLVING ACTIVITIES OR OPERATIONS UNDER THIS AGREEMENT OR AFFECTING THE CONTRACT AREA WHICH ARE NOT COVERED BY OR IN EXCESS OF THE INSURANCE CARRIED FOR THE JOINT ACCOUNT SHALL BE BORNE BY EACH PARTY IN PROPORTION TO ITS PARTICIPATING INTEREST SHARE IN THE ACTIVITY OR OPERATION OUT OF WHICH THAT LIABILITY ARISES, EXCEPT TO THE EXTENT LIABILITY RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A PARTY, IN WHICH CASE THAT PARTY SHALL BE SOLELY RESPONSIBLE FOR LIABILITY RESULTING FROM ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

19.6   Indemnification for Non-Consent Operations

       TO THE EXTENT ALLOWED BY LAW, THE PARTICIPATING PARTIES WILL HOLD THE NON-PARTICIPATING PARTIES (AND THEIR PARENT, AFFILIATES, AGENTS, INSURERS, DIRECTORS, OFFICERS, AND EMPLOYEES) HARMLESS AND RELEASE, DEFEND, AND INDEMNIFY THEM AGAINST ALL CLAIMS, DEMANDS, LIABILITIES, REGULATORY DECREES, AND LIENS FOR ENVIRONMENTAL POLLUTION AND PROPERTY DAMAGE OR PERSONAL INJURY, INCLUDING SICKNESS AND DEATH, CAUSED BY OR OTHERWISE ARISING OUT OF NON-CONSENT OPERATIONS, AND ANY LOSS AND COST SUFFERED BY A NON-PARTICIPATING PARTY AS AN INCIDENT THEREOF, EXCEPT WHERE THAT LOSS OR COST RESULTS FROM THE SOLE, CONCURRENT, OR JOINT NEGLIGENCE, FAULT OR STRICT LIABILITY OF THAT NON-PARTICIPATING PARTY, IN WHICH CASE EACH PARTY SHALL PAY OR CONTRIBUTE TO THE SETTLEMENT OR SATISFACTION OF JUDGMENT IN THE PROPORTION THAT ITS NEGLIGENCE, FAULT OR STRICT LIABILITY CAUSED OR CONTRIBUTED TO THE INCIDENT. IF AN INDEMNITY IN THIS AGREEMENT IS DETERMINED TO VIOLATE LAW OR PUBLIC POLICY, THAT INDEMNITY SHALL THEN BE ENFORCEABLE ONLY TO THE MAXIMUM EXTENT ALLOWED BY LAW.





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19.7   Damage to Reservoir, Loss of Reserves and Profit

       NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NO PARTY TO THIS AGREEMENT SHALL BE LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT FOR DAMAGE TO A RESERVOIR(S), LOSS OF HYDROCARBONS, OR FOR LOSS OF PROFITS OR FOR OTHER CONSEQUENTIAL OR BUSINESS INTERRUPTION DAMAGES, NOR DOES ANY PARTY INDEMNIFY ANY OTHER PARTY FOR SUCH LOSS.

19.8   Non-Essential Personnel

       A NON-OPERATOR THAT REQUESTS TRANSPORTATION OR ACCESS TO A DRILLING RIG, PLATFORM, VESSEL, OR OTHER FACILITY USED FOR ACTIVITIES OR OPERATIONS UNDER THIS AGREEMENT SHALL HOLD THE OTHER PARTIES HARMLESS AND SHALL RELEASE, DEFEND, AND INDEMNIFY THEM AGAINST (I) ALL CLAIMS, DEMANDS, AND LIABILITIES FOR PROPERTY DAMAGE AND (II) ALL CLAIMS, DEMANDS, AND LIABILITIES FOR ANY LOSS OR COST SUFFERED BY A PARTY AS AN INCIDENT THEREOF, INCLUDING, BUT NOT LIMITED TO, INJURY, SICKNESS AND DEATH, CAUSED BY OR OTHERWISE ARISING OUT OF THAT TRANSPORTATION OR ACCESS, OR BOTH, EXCEPT TO THE EXTENT THAT LOSS OR COST RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PARTY SO INDEMNIFIED AND PROTECTED.

19.9   Dispute Resolution Procedure

       Any claim, controversy or dispute arising out of, relating to, or in connection with this Agreement or an activity or operation conducted under this Agreement shall be resolved under the Dispute Resolution Procedure in Exhibit "G" to this Agreement.

19.10  Non-Operator Release For Contractor Indemnity

       It is contemplated that Operator, in the performance of its duties as Operator under this Agreement, will retain the services of independent contractors on behalf of the Joint Account. It is also contemplated that, to retain the services of such contractors, Operator will in some instances be required to release and indemnify such contractors, and possibly their subcontractors, from liability, including, without limitation, from liability for the consequences of said indemnitees' own negligence. It is not the intention of the Parties, where Operator has agreed to release and indemnify contractors and subcontractors incident to work to be performed for the Joint Account, that Operator would incur individual liability as an indemnitor. Therefore, to the extent of indemnities granted by Operator to contractors and subcontractors, in connection with goods to be provided and services to be performed for the Joint Account under this Agreement, it is agreed: (1) Non-Operators shall release Operator's indemnitees just as if the said Non-Operators had ratified, approved and adopted the release provisions of Operator's contracts with said indemnitees relative to said Non-Operator's losses,




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       and (2) that losses to third parties arising out of indemnities granted by Operator shall be obligations of the Joint Account maintained pursuant to this Agreement.


                                   ARTICLE 20

                           INTERNAL REVENUE PROVISION


20.1   Internal Revenue Provision

       Notwithstanding any provision in this Agreement to the effect that the rights and liabilities of the Parties are several, not joint or collective, and that the Agreement and the activities and operations under this Agreement do not constitute a partnership under state law, each Party elects to be excluded from the application of all or any part of the provisions of Subchapter K, Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended, or similar provisions of applicable state laws regardless of whether for federal income tax purposes this Agreement and the activities and operations under this Agreement are regarded as a partnership.


                                   ARTICLE 21

                                  CONTRIBUTIONS

21.1   Notice of Contributions Other Than Advances for Sale of Production

       Each Party shall promptly notify the other Parties of all offers of contributions that it may obtain, or contributions it is attempting to obtain, for the drilling of a well or the conducting of an operation on the Contract Area. Payments received as consideration for entering into a contract for the sale of Hydrocarbon production from the Contract Area, loans, and other financial arrangements shall not be considered contributions for the purpose of this Article 21. No Party shall release or obligate itself to release Confidential Data in return for a contribution from a third party without prior written consent of the Participating Parties or Parties having the right to participate in the well.

21.2   Cash Contributions

       If a Party receives a cash contribution for drilling a well on the Contract Area or conducting an activity or operation on the Contract Area, the cash contribution shall be paid to Operator, and Operator shall credit the amount thereof to the Parties in proportion to their Participating Interests in the well or the Platform and/or Development Facilities. If the well is a Non-consent Well, the amount of the contribution shall be deducted from the cost specified in Article 13.2.1(a) before computation of the amount to be recouped out of Hydrocarbon production.

21.3   Acreage Contributions

       If a Party receives an acreage contribution for the drilling of a well on the Contract Area, the acreage contribution shall be shared by each




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       Participating Party that accepts it in proportion to its Participating
       Interest in the well. As between the Participating Parties, this Agreement shall apply separately to the acreage.


                                   ARTICLE 22

                            DISPOSITION OF PRODUCTION


22.1   Take-in-Kind Facilities

       Subject to Article 22.2, a Party may, at its sole cost and risk, construct Take-in-Kind Facilities to take its share of Hydrocarbon production in kind.

22.2   Duty to Take in Kind

       Each Party shall own and, at its own cost and risk, shall take in kind or separately dispose of its share of the oil, gas, and condensate produced and saved from the Contract Area, exclusive of Hydrocarbon production used by Operator in activities or operations conducted under this Agreement, subject to this Article 22. In order to avoid interference with operations on or regarding the Platform, the Development Facilities, and the Contract Area, a Party exercising its right to construct Take in Kind Facilities ("the Take in Kind Party) shall provide the Operator with a list of equipment it deems necessary for its Take in Kind Facilities ("the components") along with its notice informing the Operator of its election to take in kind. If the Operator agrees to install and operate the Take in Kind Facilities, the Operator shall purchase the components and install it on behalf of the Take in Kind Party at the Take in Kind Party's sole risk and cost, including, but not limited to, any fees, penalties or other costs incurred as a result of any cancellation of placed orders as may be requested by the Take in Kind Party. The Operator shall provide the Take in Kind Party with monthly updates on the progress of the ordering and installation of the Take in Kind Facilities. The Operator, based on the instructions of the Take in Kind Party, shall install and operate all of the components. The Operator shall not be responsible for any losses or damages to the components or the Take in Kind Party's Hydrocarbon production metered, treated, processed or transported by the components unless such losses or damages are the result of the Operator's gross negligence or willful misconduct. If the Operator refuses or fails to install the Take-in Kind Facilities within a commercially reasonable period of time, the Take-in Kind Party shall have the right to install and operate the Take-in Kind Facilities provided that such operations do not interfere with existing operations or proposed operations that have been approved under the terms of this Agreement.

22.3   Failure to Take Oil and Condensate in Kind

       Notwithstanding Article 22.2 (Duty to Take in Kind), if a Party fails to take in kind or dispose of its share of the oil or condensate, Operator shall have the right, but not the obligation, subject to revocation at will by the Party owning the Hydrocarbon production, to purchase for its own account, sell to others, or otherwise dispose of all or part of the




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       Hydrocarbon production at the same price at which Operator calculates and pays lessor's royalty on its own portion of the oil or condensate. Operator shall notify the non-taking Party when the option is exercised.
       A purchase or sale by Operator of any other Party's share of the oil or condensate shall be for such reasonable periods of time as are consistent with the minimum needs of the industry under the circumstances, but in no event shall a contract be for a period in excess of one (1) year.
       Proceeds of the oil or condensate purchased, sold, or otherwise disposed of by Operator under this Article 22.3 shall be paid to the Party that had, but did not exercise, the right to take in kind and separately dispose of the oil or condensate. Operator, in disposing of another Party's oil or condensate, shall not be responsible for making any filing with regulatory agencies not required by law to be made by it in respect to another Party's share of oil or condensate. Unless required by governmental authority having jurisdiction or by judicial process, no Party shall be forced to share an available market with a non-taking Party.

22.4   Failure to Take Gas in Kind

       Article 22.3 (Failure to Take Oil and Condensate in Kind) shall not apply to gas produced from the Contract Area. In no event shall Operator be responsible for, or obligated to dispose of, another Party's share of gas production. If for any reason a Party fails to take or market its full share of gas as produced, that Party may later take, market, or receive a cash accounting for its full share in accordance with Exhibit "E".

22.5   Expenses of Delivery in Kind

       A cost that is incurred by Operator in making delivery of a Party's share of Hydrocarbons or disposing of same shall be paid by the Party.


                                   ARTICLE 23

                                 APPLICABLE LAW


23.1   APPLICABLE LAW

       THIS AGREEMENT AND THE RELATIONSHIP OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER U.S. GENERAL MARITIME LAW, IF APPLICABLE; OTHERWISE, UNDER THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REFER THE MATTER TO THE LAWS OF ANOTHER JURISDICTION.











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


                                   ARTICLE 24

                    LAWS; REGULATIONS, AND NONDISCRIMINATION


24.1   Laws and Regulations

       This Agreement and operations under this Agreement are subject to all applicable laws, rules, regulations, and orders by all governmental authorities claiming jurisdiction now and in the future. A provision of this Agreement found to be contrary to or inconsistent with any such law, rule, regulation, or order shall be deemed to have been modified accordingly.

24.2   Nondiscrimination

       In performing work under this Agreement, the Parties shall comply and Operator shall require each independent contractor to comply with the governmental requirements in Exhibit "D" and with the applicable provisions of Executive Order 11246, as amended.


                                   ARTICLE 25

                                  FORCE MAJEURE

25.1   Force Majeure

       If a Party is unable, wholly or in part because of a Force Majeure, to carry out its obligations under this Agreement, other than the obligation to make money payments, that Party shall give the other Parties prompt written notice of the Force Majeure with full particulars about it. Effective upon the date notice is given, the obligations of the Party, so far as they are affected by the Force Majeure, shall be suspended during, but no longer than, the continuance of the Force Majeure. Time is of the essence in the performance of this Agreement, and every reasonable effort will be made by the Party to avoid delay or suspension of any work or acts to be performed under this Agreement. The requirement that the Force Majeure be remedied with all reasonable dispatch shall not require a Party to settle strikes or other labor difficulties.


                                   ARTICLE 26

                  SUCCESSORS, ASSIGNS, AND PREFERENTIAL RIGHTS


26.1   Transfer of Interest

       Except as provided in 26.1.1 (Exceptions to Transfer Notice), a Transfer of Interest shall be preceded by written notice to the Operator and the other Parties ("the transfer notice"). Any Transfer of Interest shall be made to a party financially capable of assuming the corresponding obligations under this Agreement. No Transfer of Interest shall release a Party from its obligations and liabilities under this Agreement, and the security rights under Article 8.6 (Security Rights) shall continue to burden the Working interest transferred and to secure the payment of those obligations and liabilities. No Transfer of Interest shall be made that is not an undivided interest in all of a Party's Working Interest in the Contract Area (unless otherwise provided under this Agreement). Unless unanimously agreed otherwise, any Transfer of Interest to a third party shall be limited to a minimum Working Interest of ten percent (10%) in the entire Contract Area. If the Working Interest of any Party is subsequently conveyed or distributed to other entities, so that any one of them owns a Working Interest of less than ten percent (10%), such entities shall be entitled to only a single joint representative at meetings of the Parties and shall vote or act collectively on all matters hereunder. Such Parties shall be entitled to only a single set of logs, samples, information and reports and shall be considered as only one Party for all purposes under this Agreement.

       26.1.1 Exceptions to Transfer Notice

              Notwithstanding any contrary provision of this Agreement, the transfer notice is not required when a Party proposes to mortgage, pledge, hypothecate or grant a security interest in all or a portion of its Working Interest (including Assignments of Hydrocarbon production executed as further security for the debt secured by that security device), any wells, Platforms, Development Facilities or other equipment. However, an encumbrance arising from the financing transaction shall be expressly made subject and subordinated to this Agreement.

       26.1.2 Effective Date of Transfer of Interest

              A Transfer of Interest becomes effective five (5) days after the day all Parties are in receipt of the transfer notice. No Transfer of Interest, other than those provided in Article 15.1 (Right to Withdraw) and Article 26.1.1 (Exceptions to Transfer Notice), is binding upon the Parties unless and until (i) the assignor or assignee provides all remaining Parties with a photocopy of a fully executed Transfer of Interest, an executed MMS "Designation of Operator" form and a designation of oil spill responsibility form and (ii) evidence of receipt of all necessary approvals by the MMS. The Parties shall promptly undertake all reasonable actions necessary to secure those approvals and shall execute and deliver all documents necessary to effectuate that Transfer of Interest. All costs attributable to a Transfer of Interest are the sole obligation of the assigning Party.

       26.1.3 Form of Transfer of Interest

              Any Transfer of Interest shall incorporate provisions that the Transfer of Interest is subordinate to and made expressly subject to this Agreement and provide for the assumption by the assignee of the performance of all of the assigning Party's obligations under this Agreement. Any Transfer of Interest not in compliance with this provision is voidable by the non-assigning Parties.

       26.1.4 Warranty

              Any Transfer of Interest, vesting or relinquishment of Working Interest between the Parties under this Agreement shall be made without warranty of title except by, through and under assignor. All liens, charges, and other encumbrances, including but not limited to overriding royalties, net profits interest and production payments, which a Party placed (or caused to be placed) on its Working Interest shall be fully satisfied or released prior to the effective date of a Transfer of Interest, vesting or relinquishment of Working Interest between that Party and another Party under this Agreement (unless the other Party is willing to accept the Working Interest subject to those liens, charges, and other encumbrances).

26.2   Preferential Right to Purchase

       Any Transfer of Interest shall be subject to the following provisions:

       26.2.1 Notice of Proposed Transfer of Interest

              The transfer notice shall provide full information about the proposed Transfer of Interest, including, but not limited to, the name and address of the prospective assignee (who must be ready, willing, and able to acquire the interest and deliver the stated consideration therefor), the full consideration for the Transfer of Interest, and all other terms of the offer. In the case of a sale of oil and gas interests that includes all or part of the assigning Party's Working Interest, or if the proposed Transfer of Interest is structured as a like-kind exchange, the Working Interest that is subject to the Transfer of Interest shall be separately valued and the transfer notice shall state the monetary value attributed to the Working Interest by that prospective assignee. Article 26.2 (Preferential Right to Purchase) shall apply only to the Working Interest that is subject to the Transfer of Interest.

       26.2.2 Exercise of Preferential Right to Purchase

              Within twenty (20) days after receipt of the transfer notice, each non-assigning Party may exercise its preferential right to purchase its Participating Interest share of the Working Interest offered (on the same terms and conditions, or on equivalent terms for a non-cash transaction as stated in the notice) without reservations or conditions by written notice of that fact to all of the Parties. If one or more non-assigning Parties, but not all non-assigning Parties, exercise their preferential right to purchase (the "Acquiring Parties"), then within fifteen (15) days after the termination of the twenty (20) day notice period set forth in the previous sentence, each Acquiring Party may exercise its preferential right to purchase its Participating Interest share of the Working Interest offered based on its Participating Interest share as a non-assigning Party or based on its Participating Interest share as an Acquiring Party. If within the fifteen (15) day notice period set forth in the previous sentence an Acquiring Party does not exercise its preferential right to purchase its Participating Interest share of the Working Interest offered based on its Participating Interest share as an Acquiring Party but does exercise its preferential right to purchase its Participating Interest share of the Working Interest offered based on its Participating Interest share as a non-assigning Party, then the other Acquiring Parties shall have ten (10) days in which to agree to pay the remainder of the full consideration for the Transfer of Interest and notify the assigning Party of that fact. If within the ten (10) day period set forth in the previous sentence the other Acquiring Parties do not agree to pay the remainder of the full consideration for the Transfer of Interest, or if the other Acquiring Parties do agree to pay the remainder of the full consideration for the Transfer of Interest but do not notify the assigning Party of the fact, the assigning Party shall be free to complete the proposed conveyance on the terms disclosed in the notice. If the non assigning Parties or the Acquiring Parties agree to pay the full consideration for the Transfer of interest and accept all of the other terms of the third party offer, the assigning Party shall transfer the Working Interest to the non-assigning Parties or Acquiring Parties who exercised their preferential right to purchase under this Article 26 (Successors, Assigns, and Preferential Rights). The Transfer of Interest shall be concluded within a reasonable time, but no later than one hundred twenty (120) days after the applicable period in which the non-assigning Parties or Acquiring Parties may exercise their preferential right to purchase.

       26.2.3 Transfer of Interest Not Affected by the Preferential Right to Purchase

              Article 26.2 (Preferential Right to Purchase) shall not apply when a Party proposes to:

              (a) mortgage, pledge, hypothecate or grant a security interest in all or a portion of its Working Interest (including assignments of Hydrocarbon production executed as further security for the debt secured by that security device), or

              (b) grant an overriding royalty, a net profits interest, or a production payment, or

              (c)    dispose of its Working Interest by:

                     (1)    a merger, reorganization, or consolidation;

                     (2) a Transfer of Interest of substantially all of a Party's exploration and production properties in the Gulf of Mexico; or

                     (3) a Transfer of Interest to an Affiliate, provided that there is included in the Transfer of Interest a provision that if for any reason the assignee ceases to be an Affiliate of the Transferring Party within one (1) year after Transfer of Interest, those rights shall be immediately reassigned to the original Party before the assignee ceases to be an Affiliate, and that all rights of the assignee in the Contract Area shall terminate if the reassignment does not take place.

       26.2.4 Completion of Transfer of Interest

              If the proposed Transfer of Interest is not executed and filed of record with the MMS within one hundred eighty (180) days after receipt of the transfer notice by the non-assigning Parties, or if the terms of the proposed Transfer of Interest conveyance are materially altered, the proposed Transfer of Interest shall be deemed withdrawn, and the Working Interest included in the proposed Transfer of Interest shall again be governed by this
              Article 26.2 (Preferential Right to Purchase).


                                   ARTICLE 27

                            ADMINISTRATIVE PROVISIONS


27.1   Term

       This Agreement shall remain in effect so long as a Lease remains in effect and thereafter until (a) all wells have been abandoned and plugged or turned over to the Parties owning an interest in the Lease on which the wells are located; (b) all Platforms, Development Facilities, and equipment have been disposed by the Operator in accordance with Article 14 (Abandonment, Salvage, and Surplus); (c) all Claims as defined in
       Article 19 (Liability, Claims, and Lawsuits) have been settled or otherwise disposed of; and (d) there has been a final accounting and settlement by all Parties. In accordance with Article 4.5 (Selection of Successor Operator), this Agreement will terminate if no Party is willing to become Operator, effective after all conditions in clauses (a) through
       (d) above have been completed. In accordance with Article 15.2.1 (Unanimous Withdrawal), this Agreement will terminate if all Parties elect to withdraw, effective after all conditions in clauses (a) through
       (d) above have been completed. Termination of this Agreement shall not relieve a Party of a liability or obligation accrued or incurred before termination and is without prejudice to all continuing confidentiality obligations or other obligations in this Agreement.

27.2   Waiver

       A term, provision, covenant, representation, warranty, or condition of this Agreement may be waived only by written instrument executed by the Party waiving compliance. The failure or delay of a Party in the enforcement or exercise of the rights granted under this Agreement shall not constitute a waiver of said rights nor shall it be considered as a basis for estoppel. Time is of the essence in the performance of this Agreement and all time limits shall be strictly construed and enforced.

27.3   Waiver of Right to Partition

       Each Party waives the right to bring an action for partition of its interest in the Lease(s), wells, Platform, Development Facilities, and other equipment held under this Agreement, and covenants that during the existence of this Agreement it shall not resort at any time to an action at law or in equity to partition any or all of the Leases and lands or personal property subject to this Agreement.

27.4   Compliance With Laws and Regulations

       This Agreement, and all activities or operations conducted by the Parties under this Agreement, are expressly subject to, and shall comply with, all laws, orders, rules, and regulations of all federal, state, and local governmental authorities having jurisdiction over the Contract Area.

       27.4.1 Severance of Invalid Provisions

              If, for any reason and for so long as, a clause or provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid, unenforceable or unconscionable under a present or future law (or interpretation thereof), the remainder of this Agreement will not be affected by that illegality or invalidity. An illegal or invalid provision will be deemed severed from this Agreement, as if this Agreement had been executed without the illegal or invalid provision. The surviving provisions of this Agreement will remain in full force and effect unless the removal of the illegal or invalid provision destroys the legitimate purposes of this Agreement; in which event this Agreement shall be null and void.

       27.4.2 Fair and Equal Employment

              Each of the Parties is an Equal Opportunity Employer, and the equal opportunity provisions of 30 CFR 270 and 41 CFR 60-1, as amended or modified, are incorporated in this Agreement by reference. The affirmative action clauses concerning disabled veterans and veterans of the Vietnam era (41 CFR 60-250) and the affirmative action clauses concerning employment of the handicapped (41 CFR 60-741) are also incorporated in this Agreement by reference. In performing work under this Agreement, the Parties shall comply with (and the Operator shall require each independent contractor to comply with) the governmental requirements in Exhibit "D" that pertain to non segregated facilities.

27.5   Construction and Interpretation of this Agreement

       27.5.1 Headings for Convenience

              Except for the definition headings in Article 2 (Definitions), all the table of contents, captions, numbering sequences, and paragraph headings in this Agreement are inserted for convenience only and do not define, expand or limit the scope, meaning, or intent of this Agreement.

       27.5.2 Article References

              Except as otherwise provided in this Agreement, each reference to an article of this Agreement includes all of the referenced article and its sub-articles.

       27.5.3 Gender and Number

              The use of pronouns in whatever gender or number is a proper reference to the Parties to this Agreement though the Parties may be individuals, business entities, or groups thereof. Reference in this Agreement to the singular of a noun or pronoun includes the plural and vice versa.

       27.5.4 Future References

              A reference to a Party includes such Party's successors and assigns and, in the case of governmental bodies, persons succeeding to their respective functions and capacities.

       27.5.5 Currency

              Any amounts due or payable under this Agreement shall be paid in United States currency.

       27.5.6 Intentionally Omitted

       27.5.7 Joint Preparation

              This Agreement shall be deemed for all purposes to have been prepared through the joint efforts of the Parties and shall not be construed for or against one (1) Party or the other as a result of the preparation, submittal, drafting, execution or other event of negotiation hereof.

       27.5.8 Integrated Agreement

              This Agreement contains the final and entire agreement of the Parties for the matters covered by this Agreement and, as such, supersedes all other prior written or oral communications and agreements. This Agreement may not be modified or changed except by written amendment signed by the Parties.

       27.5.9 Binding Effect

              To the extent it is assignable, this Agreement shall bind and inure to the benefit of the Parties and their respective successors and assigns, and shall constitute a covenant running with the land comprising the Contract Area. This Agreement does not benefit or create any rights in a person or entity that is not a Party to this Agreement.

       27.5.10 Further Assurances

              Each Party will take all actions necessary and will sign all documents necessary to implement this Agreement. Except as otherwise provided in this Agreement, within thirty (30) days after their receipt of a valid written request for those documents from a Party, all other Parties shall prepare and execute the documents.

       27.5.11 Counterpart Execution

              This Agreement may be executed by signing the original or a counterpart. If this Agreement is executed in counterparts, all counterparts taken together shall have the same effect as if all Parties had signed the same agreement. No Party shall be bound to this Agreement until all Parties have executed a counterpart or



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


              the original of this Agreement. This Agreement may also be ratified by a separate instrument that refers to this Agreement and adopts by reference all provisions of this Agreement. A ratification shall have the same effect as an execution of this Agreement.

27.6   Restricted Bidding

       If more than one (1) Party is ever on the list of restricted joint bidders for Outer Continental Shelf ("OCS") lease sales, as issued by the MMS under 30 CFR 256.44, as amended, the Parties shall comply with all statutes and regulations regarding restricted joint bidders on the OCS.


IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the day and year first above written.


WITNESSES:                                ______________________________

___________________________               By:_____________________________

___________________________               Title:__________________________



                                          _____________________________

                                          By: /s/ W. G. Tabor
---------------------------               -----------------------------
                                          Title: Executive Vice President
                                                --------------------------

--------------------------









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


                                   EXHIBIT "A"

Attached to and made a part of that certain Offshore Operating Agreement effective July 1, 2005 by and between Marathon Oil Company and Ridgewood Energy Corporation.

                                    OPERATOR
                                    --------

                              Marathon Oil Company

                DESCRIPTION OF LEASE(S) AND DIVISION OF INTEREST
                ------------------------------------------------

I.     Oil and Gas Lease(s)
       --------------------

       Federal Lease No. OCS-G 27012, effective June 1, 2005 covering all of Block 259, West Cameron Area, OCS Leasing Map, Louisiana Map No. 1, containing approximately 5000.00 acres.

       Federal Lease No. OCS-G 24722, effective July 1, 2003 covering all of Block 265, West Cameron Area, OCS Leasing Map, Louisiana Map No. 1, containing approximately 5000.00 acres.

       Federal Lease No. OCS-G 24723, effective July 1, 2003 covering all of Block 266, West Cameron Area, OCS Leasing Map, Louisiana Map No. 1, containing approximately 5000.00 acres.

II.    Working Interest of the Parties
       -------------------------------

       The Working Interest of the Parties in the Contract Area shall be as follows:

                                MARATHON  - 60 %
                                RIDGEWOOD - 40 %

                             NOTIFICATION ADDRESSES
                             ----------------------

       Marathon Oil Company                 M.J. Koenig
       P.O. Box 3128 77253-3128             Manager, Contracts and Negotiations
       5555 San Felipe Road                 (713) 296-3402
       Houston, TX 77056-2723               Alternate: R.P. Pinkerton
       Facsimile: (713) 296-4209            (713) 296-3200

       Ridgewood Energy Corporation         W. Greg Tabor
       11700 Old Katy Road, Suite 280       Executive Vice President
       Houston, TX 77079                    (281) 293-8449
       Facsimile: (281) 293-7705            Alternate: Randy A. Bennett
                                            (281) 293-9384

                                   EXHIBIT "B"

Attached to and made `a part of that certain Offshore Operating Agreement effective July 1, 2005 by and between Marathon Oil Company and Ridgewood Energy Corporation.

                          OFFSHORE INSURANCE PROVISIONS
                          -----------------------------

I.     WORKERS COMPENSATION & EMPLOYERS LIABILITY INSURANCE
       ----------------------------------------------------

       Operator will carry Workers Compensation insurance in compliance with all state and federal regulations in the jurisdiction where any of the work under this Agreement shall be performed, including the following special coverage extensions:

              1. Employer's Liability coverage with limits of not less than $1,000,000 per accident.

              2. U. S. Longshoremen and Harbor Workers' Act and Outer Continental Shelf Lands Act coverage.

              3. Employers' Liability arising out of Maritime operations including coverage for benefits and damages under the Jones Act with limits of at least $1,000,000 per occurrence.

              4. "In Rem" endorsement providing that a claim "In Rem" shall be treated as a claim against the Operator.

              5. Waiver of Subrogation endorsement which waives the insurers rights of subrogation against all of the Parties to this Agreement.

       Premiums for the insurance above specified shall be charged to the Joint Account. Provided, however, that if the Operator either self-insures or effectively self-insures, the Operator shall charge to the Joint Account, in lieu of any premiums for such insurance, an amount not to exceed the workers compensation manual rates times the payroll. Claims under Operator's self-insurance program shall not be charged to the Joint Account. Except as provided above, Operator shall not be obligated to obtain or cause to be carried insurance for the benefit of the Joint Account. Operator shall not obtain or cause to be carried for the benefit of the Joint Account, control of well or seepage and pollution insurance nor insurance against the hazards of fire, windstorm, explosion, blowout, cratering, reservoir damage or insurance other than specified below.

II.    INSURANCE NOT CHARGED TO THE JOINT ACCOUNT
       ------------------------------------------

       At all times while this Agreement is in effect, each Party to this Agreement shall insure or self insure for their share of any liabilities assumed under this Agreement. The cost of these insurance or self-insurance programs shall be the individual responsibilities of each of the Parties and none of the cost associated with these programs shall be charged to the Joint Account. Each Party shall insure or self-insure the following coverage for the minimum limits stated.

              1. Commercial General Liability Insurance covering all of the Parties operations, including their offshore operations, and including contractual liability coverage with combined single limits of at least $10,000,000 per occurrence and in the annual aggregate.

              2. Automobile Liability covering all owned, non-owned and leased vehicles with combined single limits of at least $1,000,000 per occurrence and in the annual aggregate.

              3. Pollution Liability insurance covering offshore oil pollution with the limits of at least $10,000,000 per occurrence.

              4. Physical Damage insurance and coverage for Wreck Removal for Facilities covered by this Agreement, with limits not less than the Parties share of the replacement cost of the facility.

              5. Control of Well and Seepage and Pollution insurance with limits of at least $10,000,000 per occurrence.

              Non-owned aviation liability insurance in the amount of $1,000,000 per occurrence covering liability arising out of any leased aircraft used in the connection with the work to be performed under this Agreement.

       All of the above coverages shall be endorsed to waive the insurers' rights of subrogation against Operator and all other Parties to this Agreement. Any Party to this Agreement, at the request of any other Party, shall advise all of the other Parties as to whether it will insure or self-insure the above mentioned coverages. If insurance is purchased, upon request, a Party will provide all other Parties with a certificate of insurance evidencing that all of the above insurance and special insuring provisions are in place.

       In the event a Party elects to self-insure all or part of the above requirements, and if any of the other Parties believe or have a concern that the Party does not have the financial capability to meet its obligations under such self-insurance programs, any Party may request any other Party to provide proof of its ability to self-insure these risks. Proof will consist of independently audited financial statements demonstrating Tangible Net Worth (calculated in accordance with Generally Accepted Accounting Procedures ("GAAP")) in an amount at least equal to ten (10) times the amount of the above required insurance that the Party elects to self-insure. If the self-insuring Party is unable to meet that test, the other Parties may, but are not required to do so, purchase any or all of the insurance that the Party elected to self-insure. The cost of said insurance shall be for the individual account of the Party on whose behalf the insurance was purchased.

III.   CONTRACTORS' INSURANCE
       ----------------------

       Operator (including any Party conducting Non-Consent operations) shall use its best efforts to require each contractor who performs work pursuant to this Agreement to carry the following insurance and special insuring provisions.

              1. Workers' Compensation and Employers' Liability insurance in accordance with all state and federal regulations in the jurisdiction where the work is to be performed. This coverage shall contain the following special endorsements:

                     a. Employers' Liability coverage with limits of not less than $1,000,000 per accident.

                     b. U.S. Longshoremen and Harbor Workers' Act and Outer Continental Shelf Lands Act coverage.

                     c. Employers' Liability arising out of Maritime operations including coverage for benefits and damages under the Jones Act with limits of at least $1,000,000 per person and $2,000,000 all persons in any one occurrence.

                     d. "In Rem" endorsement providing that a claim "In Rem" shall be treated as a claim against the Contractor,

                     e. `Borrowed Servant' endorsement providing that a Workers' Compensation claim brought against Operator or any Party, by a Contractor's employee will be treated as a claim against the Contractor.

                     f. Waiver of Subrogation endorsement which waives the insurers rights of subrogation against all of the Parties to this Agreement.

              2. Commercial General Liability insurance and/or Excess Liability insurance, including contractual liability covering the indemnity obligations assumed in the contract with Operator, with combined single limits of $5,000,000 per occurrence for injuries to or death of persons and damage to property.

              3. Automobile Liability insurance covering all owned, non-owned and hired vehicles with combined single limits of at least $1,000,000 per occurrence for injuries to or death of persons and damage to property.

              4. In the event watercraft is used by the Contractor, Contractor shall carry or require owners of such watercraft to carry Protection and Indemnity Insurance in the amount of not less than the market value of the vessel or $1,000,000, whichever is greater.

              5. If Contractor's operations require it to use aircraft, Contractor shall carry or require the owners of such aircraft to carry liability insurance with a combined single limit of $500,000 per passenger seat or $1,000,000, whichever is greater.

              6.     Any other insurance that Operator deems necessary.

              7. All of the insurance carried by Contractors pursuant to Sections 2 through 6 above shall contain endorsements waiving the insured's rights of subrogation against Operator and all other Parties to the Agreement.

       Operator shall make a good faith effort to obtain all of the above required insurance and special insuring provisions. Operator shall also make a good faith effort to obtain endorsements naming the Operator and all other Parties as an Additional Insured on the policies of insurance pursuant to Sections 2 through 6 above. However, Operator shall not be liable to Non-operators or to their parent companies, subsidiaries or any affiliated companies for failure to obtain any of the above. It is recognized in the industry that there are certain contractors and service companies whose services are necessary to operations contemplated by the Parties, who as a matter of policy refuse contractually to indemnify Working Interest owners. As to those entities, Operator may waive any requirement of contractual indemnity or any or all of the insurance or special insurance provisions required above.

IV.    NOTICE
       ------

       Operator shall promptly notify Non-operators of any loss, damage or claim not covered by the insurance obtained hereunder for the Joint Account. All losses which are not covered and all losses in excess of insurance coverage shall be borne by the Parties in accordance with the terms of this Agreement under which said operations are being conducted by the Parties.

                                   EXHIBIT "D"

Attached to and made a part of that certain Offshore Operating Agreement effective July 1, 2005 by and between Marathon Oil Company and Ridgewood Energy Corporation.

                    CERTIFICATION OF NONSEGREGATED FACILITIES

Contractor certifies that it does not maintain or provide for its employees any segregated facilities at any of its establishments and that it does not permit its employees to perform their services at any location under its control, where segregated facilities are maintained. Contractor certifies further that it will not maintain or provide for its employees any segregated facilities at any of its establishments and that it will not permit its employees to perform their services at any location, under its control, where segregated facilities are maintained. Contractor agrees that a breach of this certification is a violation of the Equal Opportunity Clause in any Government contract between Contractor and Operator. As used in this certification, the term "segregated facilities" means any waiting rooms, work areas, rest rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees which are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin because of habit, local custom or otherwise. Contractor further agrees that (except where it has obtained identical certifications from proposed subcontractors) prior to the award of subcontracts exceeding $10,000 which are not exempt from the provisions of the Equal Opportunity Clause; that it will retain such certifications in its files; and that it will forward the following notice to such proposed subcontractors (except where the proposed subcontractors have submitted identical certifications for specific time periods):

NOTICE TO PROSPECTIVE SUBCONTRACTORS- OF REQUIREMENT FOR CERTIFICATIONS OF NONSEGREGATED FACILITIES. A Certification of Nonsegregated Facilities, as required by the May 9, 1.967 order on Elimination of Segregated Facilities, by the Secretary of Labor (32 Fed. Reg. 7439, May 19, 1967) must be submitted prior to the award of a subcontract exceeding $10,000 which is not exempt from the provisions of the Equal Opportunity Clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semi-annually or annually). (1968 MAR.)(Note: The penalty for making false statements in offers is prescribed in 18.U.S.C. 1001.) Whenever used in the foregoing Section, the term "contractor" refers to each Party to this Agreement.

                                   EXHIBIT "E"

Attached to and made a part of that certain Offshore Operating Agreement effective July 1, 2005 by and between Marathon Oil Company and Ridgewood Energy Corporation.


                             GAS BALANCING AGREEMENT
                                   (OFFSHORE)

1.     Gas Imbalances.
       ---------------

       Notwithstanding anything to the contrary in the Operating Agreement to which this Gas Balancing Agreement is attached, if any Party hereto takes and disposes of less than its percentage interest share of gas (including casinghead gas) produced and saved during any calendar month, then the volume not taken by such Party may be taken by any other Party or Parties hereto. If such volume is taken by more than one Party, then each taking Party shall be entitled to take the proportion thereof that its percentage interest bears to the sum of the percentage interests of all taking Parties, or in such other proportions as the taking Parties may agree upon among themselves. The Parties shall provide sufficient nomination to cover any casinghead gas production. In the event any Party's nomination does not cover casinghead gas volumes, the Operator shall, when legally possible, market the shortfall at the prices then available for that particular volume, and credit that sale and pay proceeds to the Party who had the insufficient nomination. This will insure casinghead wells stay in balance. All gas volumes shall be adjusted for its heating value in British Thermal Units (BTUs).

2.     Volumetric Balancing.
       ---------------------

       2.1 Balancing by Category. Volumetric balancing hereunder shall apply separately to each category established by law, regulation or governmental order for the purpose of setting a ceiling price for gas, including but not limited to the categories established by the Natural Gas Policy Act of 1978 and the Federal Energy Regulatory Commission. All gas which is now or hereafter becomes unregulated as to price as to all Parties shall be considered a single category, and any Cumulative Overproduction or Cumulative Underproduction accrued in a previously regulated category shall not, upon deregulation, be carried forward into the unregulated category.

       2.2 Definitions. The term "Cumulative Underproduction" means the amount by which the cumulative volume of gas taken by a Party within a particular category is less than the cumulative volume that Party was entitled to take within such category according to its percentage interest; the term "Cumulative Overproduction" means the amount by which the cumulative volume of gas taken by a Party within a category exceeds the cumulative volume that Party was entitled to take within such category according to its percentage interest; the term "Underproducer" means a Party credited with Cumulative Underproduction; the term "Overproducer" means a Party charged with Cumulative Overproduction; and the term "Make-Up Gas" means the volume taken by an Underproducer to make up Cumulative Underproduction pursuant to Paragraph 2.4 below.

       2.3 Operator's Statements. On or before the end of each calendar month, Operator shall furnish the Parties hereto a written statement showing for each category (a) the total volume of gas taken by each Party during the preceding calendar month; (b) the Make-Up Gas taken by each Party during that month; and
(c) the Cumulative Overproduction or Cumulative Underproduction, if any, of each Party as of the end of that month.

       2.4 Make-Up. Any Part y underproduced as to a given category of gas shall endeavor to bring that category of gas into balance. Commencing on the first day of the month after fifteen days written notice to the Operator, a Party may begin taking and/or delivering to its purchaser(s) its full share of each category of gas produced. In addition, to allow for the recovery and make-up of underproduced gas in a category and to balance the gas account for that category between the Parties in accordance with their respective Participating Interests, the underproduced Party shall be entitled to take an additional share of gas ("make-up gas") equal to the underproduced Party's Participating Interest share of gas taken for its account; provided, the amount of make-up gas taken shall not exceed twenty-five percent (25%) of the overproduced Party's Participating Interest share of the monthly quantity of the category of gas to be balanced, and provided that the right to take make-up gas shall not subordinate to the right of any other Party to take its full Working Interest share of gas from time to time to satisfy the deliverability test requirements of its gas contract. If more than one underproduced Party desires to take make-up gas during the same month and the combined volume they desire to take exceeds the volume available as make-up gas, the volume available as make-up gas shall be shared by such Underproducers in proportion to their respective amounts of Cumulative Underproduction. The first gas made up shall be assumed to be the first gas underproduced.

It is specifically agreed that no underproduced Party will be allowed to take make-up gas during the months of November, December, January or February ("the winter period"). However, gas make-up will be allowed during the winter period if the underproduced Party has taken at least eighty percent (80%) of the make-up gas to which it was entitled during the six consecutive months commencing with March through August.

All written notices required under this section must be received by the Operator at least fifteen (15) days prior to the end of the month in order to be effective for the next month.

       2.5 Oil and Other Minerals. Regardless of the volume of gas actually taken by any Party hereto, such Party shall share, as otherwise provided in the Operating Agreement, in the production of crude oil, condensate and other minerals separated from the gas in facilities operated for the joint account. Any condensation within the pipeline or plant liquids allocated to the Lease will be allocated to the Parties in proportion to the Parties' share of gas sold for that month.

       2.6 Costs and Expenses. Regardless of the volume of gas actually taken by any Party hereto, such Party shall bear costs and expenses as otherwise provided in the Operating Agreement.

3.     Final Cash Balancing.
       ---------------------

       3.1 Statements. If all Parties have not achieved volumetric gas balance for a particular category upon termination of the lease, Operator shall furnish to all Parties within ninety (90) days a statement showing the final Cumulative Overproduction and Cumulative Underproduction for such category, and the month and year in which it accrued. In determining the timing of accruals, Make-Up Gas shall be applied against Cumulative Overproduction and Cumulative Underproduction on a first-in-first-out basis. Within sixty (60) days after receipt of Operators statement, each Overproducer shall furnish to the Operator a statement showing the value of its Cumulative Overproduction for such category, based on the price the Overproducer actually received for the Cumulative Overproduction in a sale to a Nonaffiliate during the month(s) in which the Cumulative Overproduction accrued, less all payments made by the Overproducer for production, severance and excise taxes. In the absence of a sale to a Nonaffiliate, value shall be based on the weighted average price received by the Parties hereto in sales to Nonaffiliates during the month in question. For the purpose of this Agreement, the term "Nonaffiliate" as it relates to a Party means any corporation or other business organization not in control of, and not controlled by, and not under common control with, such Party. Notwithstanding anything contained herein to the contrary, an otherwise affiliated marketing organization will be considered a Nonaffiliate provided it remits to its producer the full proceeds of the sale of its producer's gas to a nonaffiliated end-user, less the actual transportation costs. It is the intent of this provision to consider as a Nonaffiliate, those marketing organizations which do not retain a marketing fee and/or price arbitrage from their producer. Based upon the statements furnished by Overproducers, the net amount owed by or to each Party for all categories combined shall be calculated by Operator and furnished to all Parties in a final cash balancing statement.

       3.2 Dispositions. In the event any Party sells, assigns or otherwise transfers to any Nonaffiliate not already a Party to this Lease any of its interest in the Lease to which this Agreement applies, and if at the time of such disposition such Party is an Overproducer, all Underproducers shall have the option, upon written request from any one Underproducer made within sixty
(60) days of being notified of such disposition, to get an immediate cash balancing of their shares of the Cumulative Overproduction of the disposing Party in accordance with the concepts set forth in this Agreement.

       3.3 Settlements. Within sixty (60) days after receipt of Operator's final cash balancing statement, each Overproducer shall pay each Underproducer in accordance with the statement and without interest. To the extent any value used to calculate a cash settlement hereunder is subject to refund by the Overproducer pursuant to law, regulation or governmental order, the Underproducer entitled to such cash settlement shall, prior to payment thereof, agree in writing to indemnify the Overproducer against the Underproducer's proportionate part of any refund (including interest) which the Overproducer shall be required to make. Any Party may challenge any volumes or values or amounts specified in any of the statements furnished under Paragraph 2.3 or 3.1 above, in the same manner and subject to the same limitations as an invoice from Operator may be challenged under the Operating Agreement or the accounting procedure thereto.

4.     Payments on Production.
       -----------------------

       Each Party shall pay all production or severance taxes, excise taxes, royalties, overriding royalties, production payments and other such payments on production for which it is obligated by law or by lease or by contract (including the Operating Agreement), and nothing in this Gas Balancing Agreement shall be construed as affecting such obligations. Each Party hereto agrees to indemnify and hold harmless the other Parties hereto against all claims, losses or liabilities arising out of its failure to fulfill such obligations.

5.     Complete Taking by Overproducer.
       --------------------------------

       In any situation in which there exists an imbalance of gas, Operator shall make every effort to determine the point in time when an Overproducer has taken and produced one hundred percent (100%) of its Working Interest share of gas reserves for a particular category of gas. Upon notice by Operator that it believes that such point in time has been reached, Operator shall suspend delivery of such gas to such Overproducer and all other Parties shall be entitled to take such Overproducer's share of production as to that category of gas in proportion to their percentage interests. Notwithstanding the above, if at any time the other Parties fail to take one hundred percent (100%) of such production, then at such time, such Overproducer shall be entitled to produce and sell the gas the other Parties fail to take as provided for in this Article 5.



m:Shelf JOA:Abbott JOA EXHIBIT E Accepted.doc

                                   EXHIBIT "F"

Attached to and made a part of that certain Offshore Operating Agreement effective July 1, 2005 by and between Marathon Oil Company and Ridgewood Energy Corporation.


                        MEMORANDUM OF OPERATING AGREEMENT
                             AND FINANCING STATEMENT
                             -----------------------
                                  (LOUISIANA)

              To be filed in the conveyance records and in the mortgage records and as a non-standard financing statement in accordance with Paragraph 6.0 herein.

1.0 This Memorandum of Operating Agreement and Financing Statement (Louisiana) (this "Memorandum") is effective as of the effective date of the Operating Agreement referred to in Paragraph 2.0 below and is executed by the undersigned, duly authorized representative of Marathon Oil Company, an Ohio corporation, whose taxpayer identification number is and whose address is P. 0. Box 3128, Houston, TX 77253-3128 (the "Operator"), and the undersigned, duly authorized representative of Ridgewood Energy Corporation, a Delaware corporation, whose taxpayer identification number is and whose address is 11700 Old Katy Road, Suite 280, Houston, TX 77079 (the "Non Operating Party").

2.0 The Operator and the Non-Operating Parties are parties to that certain Operating Agreement dated the 1st day of July, 2005 (the "Operating Agreement"), which Operating Agreement provides for the development and production of crude oil, natural gas and associated substances from the lands and oil and gas leases described in Exhibit "A" of the Operating Agreement and in Attachment "1" to this Memorandum (hereinafter called the "Contract Area") and which designates Marathon Oil Company as the Operator, to conduct such operations for itself and the Non-Operating Parties. All such leases and any future oil and gas leases covering lands included within the Contract Area that may be acquired by the Operator and the Non-Operating Parties (including substitutions for or replacements of existing leases) are hereinafter called the "Lease."

3.0 Among other provisions, the Operating Agreement (a) provides for certain liens, mortgages, pledges and security interests to secure payment by the parties of their respective share of costs and performance of other obligations under the Operating Agreement, (b) contains an Accounting Procedure, which establishes, among other things, interest to be charged on indebtedness, certain costs, and other expenses under the Operating Agreement at the rate set forth therein, (c) includes non-consent clauses which establish that parties who elect not to participate in certain operations shall (i) be deemed to have relinquished their interest in production until the carrying consenting parties recover their costs of such operations plus a specified amount or (ii) forfeit their interest in certain Leases or portions thereof involved in such operations, (d) grants each party to the Operating Agreement the right to take in kind its proportionate share of all oil and gas produced from the Contract Area, and (e) includes a volumetric Gas Balancing Agreement which is attached as Exhibit "E" to the Operating Agreement.

4.0 The Operator hereby certifies that a true and correct copy of the Operating Agreement is on file and is available for inspection by third parties at the offices of the Operator at the address set forth in this Memorandum.

5.0 In addition to any other security rights and remedies provided for by law with respect to services rendered or materials and equipment furnished under the Operating Agreement, for and in consideration of the covenants and mutual undertakings of the Operator and the Non-Operating Parties set forth in the Operating Agreement, the Operator and the Non-Operating Parties hereby agree as follows:

       5.1 Each Non-Operating Party hereby grants to the Operator a mortgage, hypothec, and pledge of and over all of its rights, titles, and interests in and to (a) the Lease, (b) the oil and gas in, on, under, and that may be produced from the lands covered by the Lease or included within the Contract Area, and (c) all other immovable property susceptible of mortgage situated within the Contract Area.

       5.2 Each Non-Operating Party hereby grants to the Operator a continuing security interest in and to all of its rights, titles, interests, claims, general intangibles, proceeds, and products thereof, whether now existing or hereafter acquired, in and to (a) all oil and gas produced from the offshore blocks covered by the Lease or the Contract Area or attributable to the Lease or the Contract Area when produced, (b) all accounts receivable accruing or arising as a result of the sale of such oil and gas (including, without limitation, accounts arising from gas imbalances or from the sale of oil and gas at the wellhead), (c) all cash or other proceeds from the sale of such oil and gas once produced, and (d) all platforms, wells, facilities, fixtures, other corporeal property, whether movable or immovable, whether now or hereafter placed on the offshore blocks covered by the Lease or the Contract Area or maintained or used in connection with the ownership, use, or exploitation of the Lease or the Contract Area, and other surface and sub-surface equipment of any kind or character located on or attributable to the Lease or the Contract Area, and the cash or other proceeds realized from any sale, transfer, disposition or conversion thereof. The interest of the Non-Operating Parties in and to the oil and gas produced from or attributable to the Lease or the Contract Area when extracted and the accounts receivable accruing or arising as the result of the sale thereof shall be financed at the wellhead of the well or wells located on the Lease or the Contract Area. To the extent susceptible under applicable law, the security interest granted by each Non-Operating Party hereunder covers (i) all substitutions, replacements, and accessions to the property of such Non-Operating Party described herein and is intended to cover all of the rights, titles, and interests of such Non-Operating Party in all movable property now or hereafter located upon or used in connection with the Contract Area, whether corporeal or incorporeal, (ii) all rights under any gas balancing agreement, farmout rights, option farmout rights, acreage and cash contributions, and conversion rights of such Non-Operating Party in connection with the Lease or the Contract Area, or the oil and gas produced from or attributable to the Lease or the Contract Area, whether now owned and existing or hereafter acquired or arising, including, without limitation, all interests of each Non-Operating Party in any partnership, tax partnership, limited partnership, association, joint venture, or other entity or enterprise that holds, owns, or controls any interest in the Contract Area, and (iii) all rights, claims, general intangibles, and proceeds, whether now existing or hereafter acquired, of such Non-Operating Party in and to the contracts, agreements, permits, licenses, rights-of-way, and similar rights and privileges that relate to or are appurtenant to the Lease or the Contract Area, including the following:

                     (1) all of its rights, titles, and interests, whether now owned and existing or hereafter acquired or arising, in, to, and under or derived from any present or future operating, farmout, bidding, pooling, unitization, and communitization agreements, assignments, and subleases, whether or not described in Attachment "1," to the extent, and only to the extent, that such agreements, assignments, and subleases cover or include any of its rights, titles, and interests, whether now owned and existing or hereafter acquired or arising, in and to all or any portion of the Lease or the Contract Area, and all units created by any such pooling, unitization, and communitization agreements, and all units formed under orders, regulations, rules, or other official acts of any governmental authority having jurisdiction, to the extent and only to the extent that such units cover or include all or any portion of the Lease or the Contract Area;

                     (2) all of its rights, titles, and interests, whether now owned and existing or hereafter acquired or arising, in, to, and under or derived from all presently existing and future advance payment agreements, and oil, casinghead gas, and gas sales, exchange, and processing contracts and agreements, including, without limitation, those contracts and agreements that are described on Attachment "1," to the extent, and only to the extent, those contracts and agreements cover or include all or any portion of the Lease or the Contract Area; and

                     (3) all of its rights, titles, and interests, whether now owned and existing or hereafter acquired or arising, in, to, and under or derived from all existing and future permits, licenses, rights-of-way, and similar rights and privileges that relate to or are appurtenant to any of the Lease or the Contract Area.

       5.3 To the extent susceptible under applicable law, the mortgage and the security interest granted by each Non-Operating Party in the Operating Agreement and this Memorandum shall secure (a) the complete and timely performance of and payment by such Non-Operating Party to the Operator of all of its obligations and indebtedness of every kind and nature, whether now owed by such Non-Operating Party or hereafter arising pursuant to the Operating Agreement and this Memorandum, and (b) the payment of all expenses incurred by the Operator and the Participating Parties for (or on account of) any and all operations conducted pursuant to the Operating Agreement ("Costs") and other expenses properly charged to such Non-Operating Party together with (1) interest on such indebtedness, Costs, and other expenses at the rate set forth in Exhibit "C" attached hereto (the "Accounting Procedure") or the maximum rate allowed by law, whichever is the lesser, (2) reasonable attorneys' fees, (3) court costs, and (4) other directly related collection costs.

       5.4 This Memorandum (including a carbon, photographic, or other reproduction thereof and hereof) shall constitute a non-standard form of financing statement under the terms of Chapter 9 of the Louisiana Commercial Laws, La. R.S. 10:9-101 et seq. (the "Uniform Commercial Code," as adopted in the State of Louisiana) and, as such, for the purposes of the security interest in favor of the Operator, may be fled for record in the office of the Clerk of Court of any parish in the State of Louisiana, with the Operator being the secured party and the Non-Operating Parties being the debtors with respect to such fling.

       5.5 The maximum amount for which the mortgage herein granted by each Non-Operating Party shall be deemed to secure the obligations and indebtedness of such Non-Operating Party to the Operator as stipulated herein is hereby fixed in an amount equal to $25,000,000.00 (the "Limit of the Mortgage of each Non-Operating Party"). Except as provided in the previous sentence (and then only to the extent such limitations are required by law), the entire amount of obligations and indebtedness of each Non-Operating Party to the Operator is secured hereby without limitation. Notwithstanding the foregoing Limit of the Mortgage of each Non-Operating Party, the liability of each Non-Operating Party under this Memorandum and the mortgage and security interest granted hereby shall be limited to (and the Operator shall not be entitled to enforce the same against such Non-Operating Party for, an amount exceeding) the actual obligations and indebtedness (including all interest charges, costs, attorneys' fees, and other charges provided for in this Memorandum or in the Operating Agreement) outstanding and unpaid and that are attributable to or charged against the interest of such Non-Operating Party pursuant to the Operating Agreement.

       5.6 The Operator hereby grants to each Non-Operating Party a mortgage, hypothec, and pledge of and over all of its rights, titles, and interests in and to (a) the Lease, (b) the oil and gas in, on, under, and that may be produced from the lands covered by the Lease or included within the Contract Area, and (c) all other immovable property susceptible of mortgage situated within the Contract Area.

       5.7 The Operator hereby grants to each Non-Operating Party a continuing security interest in and to all of its rights, titles, interests, claims, general intangibles, proceeds, and products thereof, whether now existing or hereafter acquired, in and to (a) all oil and gas produced from the offshore blocks covered by the Lease or the Contract Area or attributable to the Lease or the Contract Area when produced, (b) all accounts receivable accruing or arising as a result of the sale of such oil and gas (including, without limitation, accounts arising from gas imbalances or from the sale of oil and gas at the wellhead), (c) all cash or other proceeds from the sale of such oil and gas once produced, and (d) all platforms, wells, facilities, fixtures, other corporeal property, whether movable or immovable, whether now or hereafter placed on the property covered by the Lease or the Contract Area or maintained or used in connection with the ownership, use or exploitation of the. Lease or the Contract Area, and other surface and sub-surface equipment of any kind or character located on or attributable to the Lease or the Contract Area and the cash or other proceeds realized from any sale, transfer, disposition or conversion thereof. The interest of the Operator in and to the oil and gas produced from or attributable to the Lease or the Contract Area when extracted and the accounts receivable accruing or arising as the result of the sale thereof shall be financed at the wellhead of the well or wells located on the Lease or the Contract Area. To the extent susceptible under applicable law, the security interest granted by the Operator hereunder covers (i) all substitutions, replacements, and accessions to the property of the Operator described herein and is intended to cover all of the rights, titles and interests of the Operator in all movable property now or hereafter located upon or used in connection with the Contract Area, whether corporeal or incorporeal, (ii) all rights under any gas balancing agreement, farmout rights, option farmout rights, acreage and cash contributions, and conversion rights of the Operator in connection with the Lease or the Contract Area, or the oil and gas produced from or attributable to the Lease or the Contract Area, whether now owned and existing or hereafter acquired or arising, including, without limitation, all interests of the Operator in any partnership, tax partnership, limited partnership, association, joint venture, or other entity or enterprise that holds, owns, or controls any interest in the Contract Area, and (iii) all rights, claims, general intangibles, and proceeds, whether now existing or hereafter acquired, of the Operator in and to the contracts, agreements, permits, licenses, rights-of-way, and similar rights and privileges that relate to or are appurtenant to the Lease or the Contract Area, including the following:

                     (1) all of its rights, titles, and interests, whether now owned and existing or hereafter acquired or arising, in, to, and under or derived from any present or future operating, farmout, bidding, pooling, unitization, and communitization agreements, assignments, and subleases, whether or not described in Attachment "1," to the extent, and only to the extent, that such agreements, assignments, and subleases cover or include any of its rights, titles, and interests, whether now owned and existing or hereafter acquired or arising, in and to all or any portion of the Lease or the Contract Area, and all units created by any such pooling, unitization, and communitization agreements and all units formed under orders, regulations, rules, or other official acts of any governmental authority having jurisdiction, to the extent and only to the extent that such units cover or include all or any portion of the Lease or the Contract Area;

                     (2) all of its rights, titles, and interests, whether now owned and existing or hereafter acquired or arising, in, to, and under or derived from all presently existing and future advance payment agreements, and oil, casinghead gas, and gas sales, exchange, and processing contracts and agreements, including, without limitation, those contracts and agreements that are described on Attachment "1," to the extent, and only to the extent, that those contracts and agreements cover or include all or any portion of the Lease or the Contract Area; and

                     (3) all of its rights, titles, and interests, whether now owned and existing or hereafter acquired or arising, in, to, and under or derived from all existing and future permits, licenses, rights-of-way, and similar rights and privileges that relate to or are appurtenant to the Lease or the Contract Area.

       5.8 To the extent susceptible under applicable law, the mortgage and the security interest granted by the Operator in the Operating Agreement and this Memorandum shall secure (a) the complete and timely performance of and payment by the Operator to the Non-Operating Parties of all of its obligations and indebtedness of every kind and nature, whether now owed or hereafter arising pursuant to the Operating Agreement and this Memorandum, and (b) the payment of all Costs and other expenses properly charged to the Operator, together with (1) interest on such indebtedness, Costs, and other expenses at the rate set forth in the Accounting Procedure or the maximum rate allowed by law, whichever is the lesser, (2) reasonable attorneys' fees, (3) court costs, and (4) other directly related' collection costs.

       5.9 For the purposes of the security interest in favor of the Non-Operating Parties, this Memorandum (including a carbon, photographic, or other reproduction thereof and hereof) may be filed as a non-standard form of financing statement pursuant to the Uniform Commercial Code in the office of the Clerk of Court of any parish in the State of Louisiana, with the Non-Operating Parties being the secured parties and the Operator being the debtor with respect to such filing.

       5.10 The maximum amount for which the mortgage herein granted by the Operator shall be deemed to secure the obligations and indebtedness of the Operator to all Non-Operating Parties as stipulated herein is hereby fixed in an amount equal to $25,000,000.00 in the aggregate (the "Limit of the Mortgage of the Operator"), irrespective of the total number of non operators party to the Operating Agreement at any time. Except as provided in the previous sentence (and then only to the extent such limitations are required by law), the entire amount of obligations and indebtedness of the Operator to the Non-Operating Parties is secured hereby without limitation. Notwithstanding the foregoing Limit of the Mortgage of the Operator, the liability of the Operator under this Memorandum and the mortgage and security interest granted hereby shall be limited to (and the Non-Operating Parties shall not be entitled to enforce the same against Operator for, an amount exceeding) the actual obligations and indebtedness (including all interest charges, costs, attorneys' fees, and other charges provided for in this Memorandum or in the Operating Agreement) outstanding and unpaid and that are attributable to or charged against the interest of the Operator pursuant to the Operating Agreement.

6.0 To serve as notice of the existence of the Operating Agreement as a burden on the title of the Operator and the Non-Operating Parties to their interests in and to the

       Lease and the Contract Area and for purposes of satisfying otherwise relevant recording and filing requirements of applicable law, this Memorandum is to be filed or recorded, as the case may be, in (a) the conveyance records of the parish or parishes in which the offshore blocks covered by the Lease or included within the Contract Area are located or adjacent pursuant to La. R.S. 9:2731 et seq., (b) the mortgage records of such parish or parishes, and (c) the appropriate Uniform Commercial Code records. All parties to the Operating Agreement are identified on Attachment "I" hereto.

7.0 If performance of any obligation under the Operating Agreement or payment of any indebtedness created thereunder does not occur or is not made when due under the Operating Agreement or upon default of any covenant or condition of the Operating Agreement, in addition to any other remedy afforded by law, each party to the Operating Agreement and any successor to such party by assignment, operation of law, or otherwise, shall have, and is hereby given and vested with, the power and authority to foreclose the mortgage, pledge, and security interest established in its favor herein and in the Operating Agreement in the manner provided by law and to exercise all rights of a secured party under the Uniform Commercial Code. If any Non-Operating Party does not pay its indebtedness or perform its obligations under the Operating Agreement when due, the Operator shall have the additional right to notify the purchaser or purchasers of such Non-Operating Party's production and collect such indebtedness out of the proceeds from the sale of such Non-Operating Party's share of production until the amount owed has been paid. The Operator shall have the right to offset the amount owed against the proceeds from the sale of such Non-Operating Party's share of production. Any purchaser of such production shall be entitled to rely on the Operator's statement concerning the amount of indebtedness owed by such Non-Operating Party and payment made to the Operator by any purchaser shall be binding and conclusive as between such purchaser and such Non-Operating Party.

8.0 Upon expiration of the Operating Agreement and the satisfaction of all obligations and indebtedness arising thereunder, the Operator, on behalf of all parties to the Operating Agreement, shall file of record an appropriate release and termination of all security and other rights created under the Operating Agreement and this Memorandum executed by all parties to the Operating Agreement. Upon the filing of such release and termination instrument, all benefits and obligations under this Memorandum shall terminate as to all parties who have executed or ratified this Memorandum. In addition, at any time prior to the filing of such release and termination instrument, each of the Operator and the Non-Operating Parties shall have the right to (i) file a continuation statement pursuant to the Uniform Commercial Code with respect to any financing statement filed in their favor under the terms of this Memorandum and (ii) reinscribe this act in the appropriate mortgage records.

9.0 It is understood and agreed by the parties hereto that if any part, term, or provision of this Memorandum is held by the courts to be illegal or in conflict with any law of the state where made, the validity of the remaining portions or provisions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Memorandum did not contain the particular part, term, or provision held to be invalid.

10.0 This Memorandum shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. The failure of one or more persons owning an interest in the Contract Area to execute this Memorandum shall not in any manner affect the validity of the Memorandum as to those persons who execute this Memorandum.

11.0 A party having an interest in the Contract Area may ratify this Memorandum by execution and delivery of an instrument of ratification, adopting and entering into this Memorandum, and such ratification shall have the same effect as if the ratifying party had executed this Memorandum or a counterpart thereof. By execution or ratification of this Memorandum, such party hereby consents to its ratification and adoption by any party who acquires or may acquire any interest in the Contract Area.

12.0 This Memorandum may be executed or ratified in one or more counterparts and all of the executed or ratified counterparts shall together constitute one instrument. For purposes of recording in each of the records described in Paragraph 6 above, duplicate copies of this Memorandum with individual signature pages attached thereto may be filed of record, one copy of each to be indexed in the name of the Operator, as grantor, and one copy of each to be indexed in the name of each Non-Operating Party, as grantor, and duplicate copies of this Memorandum with individual signature pages attached thereto may be filed in the appropriate Uniform Commercial Code records, one filing for the Operator, as secured party, and another filing for the Non-Operating Parties, as secured parties. The respective addresses of the Operator, as both secured party and debtor, and the Non-Operating Parties, as both debtors and secured parties, at which information with respect to the security interests created in the Operating Agreement may be obtained, are set forth in Paragraph 1.0 of this Memorandum.

13.0 The Operator and the Non-Operating Parties hereby agree to execute, acknowledge and deliver or cause to be executed, acknowledged and delivered, any instrument or take any action necessary or appropriate to effectuate the terms of the Operating Agreement or any Exhibit, instrument, certificate or other document pursuant thereto.

14.0 Whenever the context. requires, reference herein made to the single number shall be understood to include the plural, and the plural shall likewise be understood to include the singular, and specific enumeration shall not exclude the general, but shall be construed as cumulative.

       EXECUTED on the dates set forth below each signature but effective as of the day of ______, ______.

                                                        OPERATOR:
                                                        --------

WITNESSES:                                  ______________________________
                                            By:___________________________
_________________________                   Printed Name:_________________
(Printed Name of Witness)                   Title:________________________
                                            Date:_________________________
_________________________
(Printed Name of Witness)

                                                   NON-OPERATING PARTY:
                                                   -------------------

WITNESSES:                                  ______________________________
                                            By:___________________________
_________________________                   Printed Name:_________________
(Printed Name of Witness)                   Title:________________________
                                            Date:_________________________

_________________________
(Printed Name of Witness)
                                 ACKNOWLEDGMENT
                                    OPERATOR:

STATE OF ______________
PARISH OF _______

       On this ____ day of _____________, 200_, before me, appeared _____, to me personally known, who, being by me duly sworn, did say that he is the ___________ of ________________, a ________________, and that the foregoing instrument was signed on behalf of the corporation by authority of its Board of Directors and that ________ acknowledged the instrument to be the free act and deed of the corporation.




                                        NOTARY PUBLIC in and for
                                        the Parish of _________________




My Commission expires:

                                 ACKNOWLEDGMENT
                             NON-OPERATING PARTIES:


STATE OF __________
PARISH OF ___________

       On this ____ day of _____________, 200_, before me, appeared _____, to me personally known, who, being by me duly sworn, did say that he is the ___________ of ________________, a ________________, and that the foregoing instrument was signed on behalf of the corporation by authority of its Board of Directors and that ________ acknowledged the instrument to be the free act anddeed of the corporation.


                                        NOTARY PUBLIC in and for
                                        the Parish of _________________




My Commission expires:

                          ATTACHMENT "1" TO EXHIBIT "F"

                        Attached to and made a part of the
                        Memorandum of Operating Agreement
                        and Financing Statement (Louisiana)
                        dated effective ________, by and
                        between Marathon Oil Company and
                        Ridgewood Energy Corporation.


I.     DESCRIPTION OF LANDS AND LEASES WITHIN THE CONTRACT AREA
       --------------------------------------------------------

       Federal Lease No. OCS-G 27012, effective June 1, 2005 covering all of Block 259, West Cameron Area, OCS Leasing Map, Louisiana Map No. 1, containing approximately 5000.00 acres.

       Federal Lease No. OCS-G 24722, effective July 1, 2003 covering all of Block 265, West Cameron Area, OCS Leasing Map, Louisiana Map No. 1, containing approximately 5000.00 acres.

       Federal Lease No. OCS-G 24723, effective July 1, 2003 covering all of Block 266, West Cameron Area, OCS Leasing Map, Louisiana Map No. 1, containing approximately 5000.00 acres.


II.    OPERATOR
       --------

       Marathon Oil Company


III.   PARTIES, REPRESENTATIVES. ADDRESSES, AND INTERESTS CONTRIBUTED
       --------------------------------------------------------------

       Marathon Oil Company                 M.J. Koenig
       P.O. Box 3128 77253-3128             Manager, Contracts and Negotiations
       5555 San Felipe Road                 (713) 296-3402
       Houston, TX 77056-2723               Alternate: R.P. Pinkerton
       Facsimile: (713) 296-4209            (713) 296-3200

       Ridgewood Energy Corporation         W. Greg Tabor
       11700 Old Katy Road, Suite 280       Executive Vice President
       Houston, TX 77079                    (281) 293-8449
       Facsimile: (281) 293-7705            Alternate: Randy A. Bennett
                                            (281) 293-9384

       Working Interest of the Parties in the Contract Area:

                                 MARATHON  - 60%
                                 RIDGEWOOD - 40%

                                   EXHIBIT "G"

Attached to and made a part of that certain Offshore Operating Agreement effective July 1, 2005 by and between Marathon Oil Company and Ridgewood Energy Corporation.

                          DISPUTE RESOLUTION PROCEDURE
                          ----------------------------

I.     OVERVIEW
       --------

       A. Description and Goals: Arbitration as used in this statement is a procedure whereby an Arbitrator resolves any claim(s), controversy(ies) or dispute(s) (the "Dispute") between the parties to the Agreement to which this Exhibit is attached, arising out of, relating to, or in connection with operations under the Agreement, including the interpretation, validity, termination or breach thereof.


              (i) Binding: The arbitration process is binding on the Parties and this arbitration is intended to be a final resolution of any Dispute between the Parties as described above, to the same extent as a final judgment of a court of competent jurisdiction. Each Party hereby expressly covenants that it shall not resort to court remedies except as provided for herein, and for preliminary relief in aid of arbitration.

              (ii) Violation: A non-prevailing Party shall pay all legal and court costs incurred by the other Party in connection with the enforcement of the final resolution of any Dispute under this Dispute Resolution Procedure. Suits, actions or proceedings in connection with such enforcement shall be instituted in the United States District Court for the Eastern District of Texas, and pursuant to Title IX of the United States Code. Each Party waives any option or objection which it may now or hereafter have to the laying of the venue in any such suit, action or proceeding and irrevocably submits to the jurisdiction of such court in any such suit, action or proceeding.

       B. Duty to Negotiate: The Parties shall inform one another promptly following the occurrence or discovery of any item or event which might reasonably be expected to result in a Dispute in connection with the Agreement. The Parties will attempt to resolve satisfactorily any such matters.

       C. Notice of Unresolved Dispute: Should a Dispute arise which the Parties cannot resolve satisfactorily, either Party may deliver to the other Party a written notice of the Dispute with supporting documentation as to the circumstances leading to the Dispute (the "Notice of Dispute"). The Parties, within ten (10) business days from delivery of such notice, shall then each appoint a management representative ("Management Representative") who has no prior direct involvement with the subject matter of the Notice of Dispute and who is duly authorized to investigate, negotiate and settle the Dispute. The Management Representative for each Party shall meet and confer as often as they deem reasonably necessary for a period not exceeding thirty (30) days following the delivery of the Notice of Dispute in good faith negotiations to resolve the Dispute amicably. The Parties in their sole discretion may also agree to utilize the service of a mediator pursuant to a joint engagement. Unless otherwise provided herein, all such notices shall be served in accordance with the provisions of the Agreement.

II.    ARBITRATION PROCESS
       -------------------

       A. Arbitration: If the Parties are unable to resolve the Dispute within forty (40) days following the receipt of the Notice of Dispute, or such additional time as may be mutually agreed, the matter shall be submitted to arbitration in accordance with the procedures set forth below.

       B. Initiation of Arbitration: The arbitration shall be initiated by either Party delivering to the other a Notice of Intention to Arbitrate.

       C. Governing Procedures: Except as expressly provided herein, the arbitration shall be conducted in accordance with procedures that are mutually acceptable to the Parties, including limited depositionless discovery.

              (i) Governing Law: The Arbitrator shall apply the governing substantive law of the state chosen by the Parties to the Agreement excluding any conflict rules or choice of law rules which would otherwise require the application of the laws of another jurisdiction.

       D. Arbitrator: There shall be one Arbitrator, who shall be independent and impartial, and experienced in arbitration proceedings. The Arbitrator shall be experienced in the oil and gas industry and knowledgeable or specializing as to the subject matter involved in the Dispute. The Arbitrator shall be chosen as follows: the Parties shall have thirty (30) days from the delivery of a Notice of Intention to Arbitrate to mutually agree on an Arbitrator. If the Parties cannot mutually agree within said thirty (30) day period, then the Parties shall, within three (3) days after expiration of the thirty (30) day period, apply to the American Arbitration Association as the appointing authority, for the appointment of an Arbitrator for or on behalf of the Parties, and in such case, the Arbitrator appointed by the appointing authority shall meet the criteria set forth in this Section II.D and shall act as if mutually agreed to by the Parties.


              (i) Conflicts: Any Arbitrator, prior to his or her appointment, shall disclose to the Parties all actual or perceived conflicts of interest and business relationships involving the Dispute or the Parties, including but not limited to, any professional or social relationships, present or past, with any Party (or its affiliates), including any Party's (or its affiliates) directors, officers, and supervisory personnel and counsel. Any Party may challenge in writing the appointment or continued service of any Arbitrator for lack of independence, partiality, or other cause likely to impair such Arbitrator's ability to effectively participate in the proceedings or render a fair and equitable decision. Where such challenge is made, the appointing authority shall uphold or dismiss the challenge. In the event a challenge is upheld, the Arbitrator shall be replaced. A replacement will be selected in the same manner as the original Arbitrator was selected. If an Arbitrator resigns or becomes unable or unwilling to continue to serve as the Arbitrator, a replacement shall be selected in the same manner as that Arbitrator was chosen.

              (ii) Multi-Party Arbitrations: Where more than two Parties are involved in the Dispute ("Multi-Party Arbitration"), all Parties shall jointly name and agree as the appointment of the Arbitrator, meeting the criteria set forth in Section II.D above. If the parties cannot agree as to the choice of the Arbitrator within the said thirty (30) days, any of the Parties hereto may in like manner, within three (3) days after written notice to the other Parties, apply to the appointing authority for the appointment of an Arbitrator meeting the criteria set forth in Section II.D above.

              (iii) Management of the Arbitration: The Arbitrator shall actively manage the proceedings as he or she deems best so as to make the same expeditious, economical, and less burdensome and adversarial than litigation.

       E. Confidentiality: All documents, briefs, testimony, transcripts, as well as all Arbitrator decisions shall be confidential. Likewise, the views, suggestions, admissions, proposals, and other information exchanged in the arbitration are confidential and are inadmissable in any other proceeding.

       F. Costs and Expenses: The Parties shall be equally responsible for all costs, fees and expenses incurred by the Arbitrator and any other incidental costs incurred in connection with the arbitration proceeding shall also be borne equally by the Parties. Each Party is solely responsible for its own attorneys' fees and expenses incurred in the Arbitration. In the event of a Multi-Party Arbitration, all costs and expenses shall be borne equally by all Parties.

       G. Submissions: Within thirty (30) days after the selection of the Arbitrator, each Party shall provide the Arbitrator with a short and plain submission defining the issues to be decided and the nature of the relief that the Arbitrator may award (the "Submission"). This Submission shall explicitly authorize the Arbitrator to decide these issues. This authorization shall stay in force for six (6) months from the earliest Submission. If the parties are unable to reach consensus as to the issues involved, the Arbitrator in his or her sole discretion shall frame the issues through a reasonable procedure. The Arbitrator will render decisions on the specific issues established and shall fashion any remedy that the Arbitrator deems appropriate so long as that remedy is consistent with the Parties' Submissions hereunder. Any money judgment entered by the Arbitrator shall be payable in U.S. dollars.

       H. Transcriptions: The presentations and argument will be transcribed for the benefit of the Arbitrator and the Parties.

       I. Discovery: Commencing thirty (30) days after the receipt of the opposing Party's Submission, each Party may serve upon the other Party up to ten (10) requests for the production of documents, including subparts. The requests shall be made in good faith and not be served for the purpose of delay or harassment. Each request shall describe the type of document(s) sought and each request shall be limited to documents that are relevant to a claim or defense in the Arbitration proceeding, or reasonably calculated to lead to the discovery of admissible evidence. The requests need not be served all at once but may be served in stages.

              (i) The Party served with a request under this provision shall provide the adverse Party with copies of the requested documents, and identify the request to which each document is responsive, within twenty (20) days of the receipt of the request. If the Party served with a request objects to the production of any of the requested documents, it shall nevertheless produce within the permitted time all documents responsive to any request that is not objected to by that Party.

              (ii) A Party that is served with a request may challenge the propriety of the request within the time permitted for response by a short written objection which shall be forwarded to the adverse party and to the Arbitrator. The adverse Party shall submit its response, if any, to the objecting Party and the Arbitrator within five (5) days of receipt of the objection. The Arbitrator shall consider the request, the objection, and the response, if any, and decide whether the production shall be allowed or denied or whether the request should be modified within (10) days after the submission of the adverse Party's response.

       J. Presentations: No later than twenty-five (25) days prior to the date that presentations to the Arbitrator are to begin, each Party will submit to the Arbitrator and serve on the other Party a written position statement. The original statement of each party shall not exceed thirty-five (35) typewritten letter-size pages. Each party shall have the right to submit reply statements no later than fifteen (15) days prior to the date of the presentation. Such reply statements shall not exceed fifteen (15) typewritten letter-size pages.

              (i) All documents and affidavits that a Party intends to use during its presentation shall be submitted to the Arbitrator and served on the other party with the position and reply statements. All demonstrative exhibits shall be exchanged five (5) days in advance of the presentations.

              (ii) The presentations to the Arbitrator shall extend for such time as the Arbitrator agrees to be appropriate. In the absence of any agreement, the presentations for both Parties shall extend for no longer than two (2) days and shall be concluded within six (6) months after selection of the Arbitrator. Presentations of each Party shall occur successively with no intervening delay.

              (iii) Each Party shall make an oral and/or documentary presentation of its position in such order and in accordance with the time schedule established by the Arbitrator. The Arbitrator may question each of the presenters during or following any and all presentations. The Arbitrator shall determine a reasonable time and location for the presentations.

       K. Decision and Award: The Arbitrator shall promptly (within sixty [60] days of conclusion of the presentations or such longer period as the Parties may mutually agree) determine the claims of the Parties and render their final decision in writing. The decision shall state with specificity the findings of fact and conclusions of law on which it rests. The decision rendered by the Arbitrator may be enforced in any federal court having jurisdiction to do so and may only be appealed pursuant to Section L below. The decision shall be served upon each of the Parties by facsimile transmission and by first class mail.

              (i) If applicable law allows pre-award interest, the Arbitrator may, in his or her discretion, grant pre-award interest and, if so, such interest may be at commercial rates in the state chosen by the Parties pursuant to Section II.C.(i) during the relevant period. Each Party shall be responsible for its own attorneys' fees and costs of arbitration. The Arbitrator shall not award consequential or punitive damages.

              (ii) Within ten (10) days of receipt of the award either side may submit a Motion to Modify the award. A response shall be due within fifteen (15) days thereafter and the Arbitrator shall rule thereon within fifteen (15) days after receipt of the response.

              (iii) Judgment on the award may be entered in a United States District Court for the federal district within which the decision was made at any time within one year after the decision is made.

       L. Vacation of Award and Appeal: The Parties agree that an award made by the Arbitrator may only be vacated or confirmed by a federal court of proper jurisdiction as established above. The parties agree that an award made by the Arbitrator may be vacated by a court only if the award was procured by or through fraud or corruption. An appeal from an order or judgment pursuant to this
              Section II.L shall be instituted in the United States District Court for the Eastern District of Texas. Each party waives any option or objection which it may now or thereafter have to the laying of the venue of any such suit, action, or proceeding and irrevocably submits to the jurisdiction of the court in any such suit, action, or proceeding. Each party agrees that a remedy at law for a violation of this Section II.L may not be adequate and therefore agrees that the remedies of specific performance and injunctive relief shall be available in the event of any violation in addition to any other right or remedy at law or in equity to which any Party may be entitled.

       M. Res Judicata: To the extent permitted by law any decision of the Arbitrator shall not be res judicata or have any binding effect in any unrelated litigation or arbitration where any Party to this Agreement may also be a Party.

                                   EXHIBIT "H"


Attached to and made a part of that certain Offshore Operating Agreement effective July 1, 2005 between Marathon Oil Company and Ridgewood Energy Corporation.


                               ARTICLE 8.6 ET SEQ.
                            SHELF OPERATING AGREEMENT
                                   (LOUISIANA)

         Security Rights; Default; Unpaid Charges; Carved-out Interests.

8.6    Security Rights (LA).

       In addition to any other security rights and remedies provided by law with respect to services rendered or materials and equipment furnished under this Agreement, for and in consideration of the covenants and mutual undertakings of the Operator and the Non-operators herein, the Parties shall have the following security rights:

       8.6.1  Mortgage in Favor of the Operator.

       Each Non-operator hereby grants to the Operator a mortgage, hypothecate, and pledge of and over all of its rights, titles, and interests in and to
       (a) the Contract Area, (b) the Hydrocarbons in, on, under, and that may be produced from the lands within the Contract Area, and (c) all other immovable property susceptible of mortgage situated within the Contract Area. This mortgage is given to secure the complete and timely performance of and payment by each Non-operator of all obligations and indebtedness of every kind and nature, whether now owed by such Non-operator or hereafter arising, pursuant to this Agreement. To the extent susceptible under applicable law, this mortgage and the security interests granted in favor of the Operator herein shall secure the payment of all costs and other expenses properly charged to such Party, together with (A) interest on such indebtedness, costs, and other expenses at the rate set forth in Exhibit "C" attached hereto (the "Accounting Procedure") or the maximum rate allowed by law, whichever is the lesser, (B) reasonable attorneys' fees, (C) court costs, and (D) other directly related collection costs. If any Non-operator does not pay such costs and other expenses or perform its obligations under this Agreement when due, the Operator shall have the additional right to notify the purchaser or purchasers of the defaulting Non-operator's Hydrocarbon production and collect such costs and other expenses out of the proceeds from the sale of the defaulting Non-operator's share of Hydrocarbon production until the amount owed has been paid. The Operator shall have the right to offset the amount owed against the proceeds from the sale of such defaulting Non-operator's share of Hydrocarbon production. Any purchaser of such production shall be entitled to rely on the Operator's statement concerning the amount of costs and other expenses owed by the defaulting Non-operator and payment made to the Operator by any purchaser shall be binding and conclusive as between such purchaser and such defaulting Non-operator.

       The maximum amount for which the mortgage herein granted by each Non-operator shall be deemed to secure the obligations and indebtedness of such Non-operator to the Operator as stipulated herein is hereby fixed in an amount equal to $25,000,000.00 (the "Limit of the Mortgage of each Non-operator"). Except as provided in the previous sentence (and then only to the extent such limitations are required by law), the entire amount of obligations and indebtedness of each Non-operator to the Operator is secured hereby without limitation. Notwithstanding the foregoing Limit of the Mortgage of each Non-operator, the liability of each Non-operator under this Agreement and the mortgage and security interest granted hereby shall be limited to (and the Operator shall not be entitled to enforce the same against such Non-operator for, an amount exceeding) the actual obligations and indebtedness [including all interest charges, costs, attorneys' fees, and other charges provided for in this Agreement or in the Memorandum of Operating Agreement and Financing Statement (Louisiana), as such term is defined in Section
       8.6.1.4 (Recordation) hereof] outstanding and unpaid and that are attributable to or charged against the interest of such Non-operator pursuant to this Agreement.

              8.6.1.1 Security Interest in Favor of the Operator.

              To secure the complete and timely performance of and payment by each Non-operator of all obligations and indebtedness of every kind and nature, whether now owed by such Non-operator or hereafter arising, pursuant to this Agreement, each Non-operator hereby grants to the Operator a continuing security interest in and to all of its rights, titles, interests, claims, general intangibles, proceeds, and products thereof, whether now existing or hereafter acquired, in and to (a) all Hydrocarbons produced from the lands or offshore blocks covered by the Contract Area or attributable to the Contract Area when produced, (b) all accounts receivable accruing or arising as a result of the sale of such Hydrocarbons (including, without limitation, accounts arising from gas imbalances or from the sale of Hydrocarbons at the wellhead),
              (c) all cash or other proceeds from the sale of such Hydrocarbons once produced, and (d) all Platforms and Development Facilities, wells, fixtures, other corporeal property, whether movable or immovable, whether now or hereafter placed on the lands or offshore blocks covered by the Contract Area or maintained or used in connection with the ownership, use or exploitation of the Contract Area, and other surface and sub-surface equipment of any kind or character located on or attributable to the Contract Area and the cash or other proceeds realized from the sale, transfer, disposition or conversion thereof. The interest of the Non-operators in and to the Hydrocarbons produced from or attributable to the Contract Area when extracted and the accounts receivable accruing or arising as the result of the sale thereof shall be financed at the wellhead of the well or wells located on the Contract Area. To the extent susceptible under applicable law, the security interest granted by each Non-operator hereunder covers: (A) all substitutions, replacements, and accessions to the property of such Non-operator described herein and is intended to cover all of the rights, titles and interests of such Non operator in all movable property now or hereafter located upon or used in connection with the Contract Area, whether corporeal or incorporeal; (B) all rights under any gas balancing agreement, farmout rights, option farmout rights, acreage and cash contributions, and conversion rights of such Non-operator in connection with the Contract Area, or the Hydrocarbons produced from or attributable to the Contract Area, whether now owned and existing or hereafter acquired or arising, including, without limitation, all interests of each Non-operator in any partnership, tax partnership, limited partnership, association, joint venture, or other entity or enterprise that holds, owns, or controls any interest in the Contract Area; and (C) all rights, claims, general intangibles, and proceeds, whether now existing or hereafter acquired, of each Non-operator in and to the contracts, agreements, permits, licenses, rights-of-way, and similar rights and privileges that relate to or are appurtenant to the Contract Area, including the following:

                     (1) all of its rights, titles, and interests, whether now owned and existing or hereafter acquired or arising, in, to, and under or derived from any present or future operating, farmout, bidding, pooling, unitization, and communitization agreements, assignments, and subleases, whether or not described in Exhibit "A," to the extent, and only to the extent, that such agreements, assignments, and subleases cover or include any of its rights, titles, and interests, whether now owned and existing or hereafter acquired or arising, in and to all or any portion of the Contract Area, and all units created by any such pooling, unitization, and communitization agreements and all units formed under orders, regulations, rules, or other official acts of any governmental authority having jurisdiction, to the extent and only to the extent that such units cover or include all or any portion of the Contract Area;

                     (2) all of its rights, titles, and interests, whether now owned and existing or hereafter acquired or arising, in, to, and under or derived from all presently existing and future advance payment agreements, and oil, casinghead gas, and gas sales, exchange, and processing contracts and agreements, including, without limitation, those contracts and agreements that are described on Exhibit "A," to the extent, and only to the extent, those contracts and agreements cover or include all or any portion of the Contract Area; and

                     (3) all of its rights, titles, and interests, whether now owned and existing or hereafter acquired or arising, in, to, and under or derived from all existing and future permits, licenses, rights-of-way, and similar rights and privileges that relate to or are appurtenant to the Contract Area.

              8.6.1.2 Mortgage in Favor of the Non-operators.

              The Operator hereby grants to each Non-operator a mortgage, hypothecate, and pledge of and over all of its rights, titles, and interests in and to (a) the Contract Area; (b) the Hydrocarbons in, on, under, and that my be produced from the lands within the Contract Area; and (c) all other immovable property or other property susceptible of mortgage situated within the Contract Area.

              This mortgage is given to secure the complete and timely performance of and payment by the Operator of all obligations and indebtedness of every kind and nature, whether now owed by the Operator or hereafter arising, pursuant to this Agreement. To the extent susceptible under applicable law, this mortgage and the security interests granted in favor of each Non-operator herein shall secure the payment of all costs and other expenses properly charged to the Operator, together with (A) interest on such indebtedness, costs, and other expenses at the rate set forth in Exhibit "C" or the maximum rate allowed by law, whichever is the lesser, (B) reasonable attorneys' fees, (C) court costs, and (D) other directly related collection costs. If the Operator does not pay such costs and other expenses or perform its obligations under this Agreement when due, the Non-operators shall have the additional right to notify the purchaser or purchasers of the Operator's Hydrocarbon production and collect such costs and other expenses out of the proceeds from the sale of the Operator's share of Hydrocarbon production until the amount owed has been paid. The Non-operators shall have the right to offset the amount owed against the proceeds from the sale of the Operator's share of Hydrocarbon production. Any purchaser of such production shall be entitled to rely on Non-operator's statement concerning the amount of costs and other expenses owed by the Operator and payment made to the Non-operators by any purchaser shall be binding and conclusive as between such purchaser and the Operator.

              The maximum amount for which the mortgage herein granted by the Operator shall be deemed to secure the obligations and indebtedness of the Operator to all Non-operators as stipulated herein is hereby fixed in an amount equal to $25,000,000.00 in the aggregate (the "Limit of the Mortgage of the Operator"). Except as provided in the previous sentence (and then only to the extent such limitations are required by law), the entire amount of obligations and indebtedness of the Operator to the Non-operators is secured hereby without limitation. Notwithstanding the foregoing Limit of the Mortgage of the Operator, the liability of the Operator under this Agreement and the mortgage and security interest granted hereby shall be limited to (and the Non-operators shall not be entitled to enforce the same against the Operator for, an amount exceeding) the actual obligations and indebtedness [including all interest charges, costs, attorneys' fees, and other charges provided for in this Agreement or in the Memorandum of Operating Agreement and Financing Statement (Louisiana), as such term is defined in Section 8.6.1.4 hereof] outstanding and unpaid and that are attributable to or charged against the interest of the Operator pursuant to this Agreement.

              8.6.1.3 Security Interest in Favor of the Non-operators.

              To secure the complete and timely performance of and payment by the Operator of all obligations and indebtedness of every kind and nature, whether now owed by the Operator or hereafter arising, pursuant to this Agreement, the Operator hereby grants to each Non operator a continuing security interest in and to all of its rights, titles, interests, claims, general intangibles, proceeds, and products thereof, whether now existing or hereafter acquired, in and to (a) all Hydrocarbons produced from the lands or offshore blocks covered by the Contract Area or included within the Contract Area or attributable to the Contract Area when produced,
              (b) all accounts receivable accruing or arising as a result of the sale of such Hydrocarbons (including, without limitation, accounts arising from gas imbalances or from the sale of Hydrocarbons at the wellhead), (c) all cash or other proceeds from the sale of such Hydrocarbons once produced, and (d) all Platforms and Development Facilities, wells, fixtures, other corporeal property whether movable or immovable, whether now or hereafter placed on the offshore blocks covered by the Contract Area or maintained or used in connection with the ownership, use or exploitation of the Contract Area, and other surface and sub-surface equipment of any kind or character located on or attributable to the Contract Area and the cash or other proceeds realized from the sale, transfer, disposition or conversion thereof. The interest of the Operator in and to the Hydrocarbons produced from or attributable to the Contract Area when extracted and the accounts receivable accruing or arising as the result of the sale thereof shall be financed at the wellhead of the well or wells located on the Contract Area. To the extent susceptible under applicable law, the security interest granted by the Operator hereunder covers: (A) all substitutions, replacements, and accessions to the property of the Operator described herein and is intended to cover all of the rights, titles and interests of the Operator in all movable property now or hereafter located upon or used in connection with the Contract Area, whether corporeal or incorporeal; (B) all rights under any gas balancing agreement, farmout rights, option farmout rights, acreage and cash contributions, and conversion rights of the Operator in connection with the Contract Area, the Hydrocarbons produced from or attributable to the Contract Area, whether now owned and existing or hereafter acquired or arising, including, without limitation, all interests of the Operator in any partnership, tax partnership, limited partnership, association, joint venture, or other entity or enterprise that holds, owns, or controls any interest in the Contract Area; and (C) all rights, claims, general intangibles, and proceeds, whether now existing or hereafter acquired, of the Operator in and to the contracts, agreements, permits, licenses, rights-of-way, and similar rights and privileges that relate to or are appurtenant to the Contract Area, including the following:

                     (a) all of its rights, titles, and interests, whether now owned and existing or hereafter acquired or arising, in, to, and under or derived from any present or future operating, farmout, bidding, pooling, unitization, and communitization agreements, assignments, and subleases, whether or not described in Exhibit "A," to the extent, and only to the extent, that such agreements, assignments, and subleases cover or include any of its rights, titles, and interests, whether now owned and existing or hereafter acquired or arising, in and to all or any portion of the Contract Area, and all units created by any such pooling, unitization, and communitization agreements and all units formed under orders, regulations, rules, or other official acts of any governmental authority having jurisdiction, to the extent and only to the extent that such units cover or include all or any portion of the Contract Area;

                     (b) all of its rights, titles, and interests, whether now owned and existing or hereafter acquired or arising, in, to, and under or derived from all presently existing and future advance payment agreements, and oil, casinghead gas, and gas sales, exchange, and Development contracts and agreements, including, without limitation, those contracts and agreements that are described on Exhibit "A," to the extent, and only to the extent, those contracts and agreements cover or include all or any portion of the Contract Area; and

                     (c) all of its rights, titles, and interests, whether now owned and existing or hereafter acquired or arising, in, to, and under or derived from all existing and future permits, licenses, rights-of-way, and similar rights and privileges that relate to or are appurtenant to any of the Contract Area.

              8.6.1.4 Recordation.

              To provide evidence of, and to further perfect the Parties' security rights created hereunder, upon request, each Party shall execute and acknowledge the Memorandum of Operating Agreement and Financing Statement (Louisiana) attached as Exhibit "F" [the "Memorandum of Operating Agreement and Financing Statement (Louisiana)"] in multiple counterparts as appropriate. The Parties authorize the Operator to file the Memorandum of Operating Agreement and Financing Statement (Louisiana) in the public records set forth below to serve as notice of the existence of this Agreement as a burden on the title of the Operator and the Non-operators to their interests in the Contract Area and for purposes of satisfying otherwise relevant recording and filing requirements of applicable law and to attach an original of the Memorandum of Operating Agreement and Financing Statement (Louisiana) to a standard UCC-1 in mutually agreeable forms for filing in the UCC records set forth below to perfect the security interests created by the Parties in this Agreement. Upon the acquisition of a leasehold interest in the Contract Area, the Parties shall, within five business days following request by one of the Parties hereto, execute and furnish to the requesting Party for recordation such a Memorandum of Operating Agreement and Financing Statement (Louisiana) describing such leasehold interest. Such Memorandum of Operating Agreement and Financing Statement (Louisiana) shall be amended from time to time upon acquisition of additional leasehold interests in the Contract Area, and the Parties shall, within five business days following request by one of the Parties hereto, execute and furnish to the requesting Party for recordation any such amendment.

              The Memorandum of Operating Agreement and Financing Statement (Louisiana) is to be filed or recorded, as the case may be, in (a) the conveyance records of the parish or parishes adjacent to the lands or offshore blocks covered by the Contract Area pursuant to La. R.S. 9:2731 et seq., (b) the mortgage records of such parish or parishes, and (c) the appropriate Uniform Commercial Code records.

       8.6.2  Default.

       If any Party does not pay its share of the charges authorized under this Agreement when due, the Operator may give the defaulting Party notice that unless payment is made within thirty (30) days from delivery of the notice, the non-paying Party shall be in default. A Party in default shall have no further access to the rig, Platform or Development Facilities, any Confidential Data or other maps, records, data, interpretations, or other information obtained in connection with activities or operations hereunder or be allowed to participate in meetings. A Party in default shall not be entitled to vote or to make an election until such time as the defaulting Party is no longer in default. The voting interest of each non-defaulting Party shall be counted in the proportion its Participating Interest share bears to the total non-defaulting Participating Interest shares. As to any operation approved during the time a Party is in default, such defaulting Party shall be deemed to be a Non-Participating Party, except where such approval is binding on all Parties or Participating Parties, as applicable. In the event a Party believes that such statement of charges is incorrect, the Party shall nevertheless pay the amounts due as provided herein, and the Operator shall attempt to resolve the issue as soon as practicable, but said attempt shall be made no later than sixty
       (60) days after receiving notice from the Party of such disputed charges.

       8.6.3  Unpaid Charges.

       If any Participating Party fails to pay its share of the costs and other expenses authorized under this Agreement in accordance with Exhibit "C" or to otherwise perform any of its obligations under this Agreement when due, the Party to whom such payment is due, in order to take advantage of the provisions of this Article 8.6, shall notify the other Party by certified or registered U.S. Mail that it is in default and has thirty
       (30) days from the receipt of such notice to pay. If such payment is not made timely by the non-paying Party after the issuance of such notice to pay, the Party requesting such payment may take immediate steps to diligently pursue collection of the unpaid costs and other expenses owed by such Participating Party and to exercise the mortgage and security rights granted by this Agreement. The bringing of a suit and the obtaining of a judgment by any Party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the security rights granted herein. In addition to any other remedy afforded by law, each Party shall have, and is hereby given and vested with, the power and authority to foreclose the lien, mortgage, pledge, and security interest established hereby in its favor in the manner provided by law, to exercise the Power of Sale provided for herein, if applicable, and to exercise all rights of a secured party under the Uniform Commercial Code as adopted by the state in which the Contract Area is located or such other states as such Party may deem appropriate. The Operator shall keep an accurate account of amounts owed by the nonperforming Party (plus interest and collection costs) and any amounts collected with respect to amounts owed by the nonperforming Party. In the event there become three or more Parties to this Agreement, then if any nonperforming Party's share of costs remains delinquent for a period of sixty (60) days, each other Participating Party shall, upon the Operator's request, pay the unpaid amount of costs in the proportion that its Working Interest bears to the total non-defaulting Working Interests. Each Participating Party paying its share of the unpaid amounts of a nonperforming Party shall be subrogated to the Operator's mortgage and security rights to the extent of the payment made by such Participating Party.

       8.6.4  Carved-out Interests.

       Any agreements creating any overriding royalty, production payment, net proceeds interest, net profits interest, carried interest or any other interest carved out of a Working Interest in the Contract Area shall specifically make such interests inferior to the rights of the Parties to this Agreement. If any Party whose Working Interest is so encumbered does not pay its share of costs and other expenses authorized under this Agreement, and the proceeds from the sale of its Hydrocarbon production pursuant to this Article 8.6 are insufficient to pay such costs and expenses, the security rights provided for in this Article 8.6 may be applied against the carved-out interests with which the defaulting or non-performing Party's interest in the Contract Area is burdened. In such event, the rights of the owner of such carved-out interest shall be subordinated to the security rights granted by this Article 8.6.

                                   EXHIBIT "F"

Attached to and made a part of that certain Joint Participation Agreement effective July 1, 2005 between Marathon Oil Company and Ridgewood Energy Corporation.


                           TAX PARTNERSHIP PROVISIONS
                   OF THE ___________________ TAX PARTNERSHIP


1.     GENERAL PROVISIONS
       ------------------

       1.1 Designation of Documents. This exhibit is referred to in, and is part of, that Agreement identified above and, if so provided, a part of any agreement to which the Agreement is an exhibit. Such agreement(s) (including all exhibits thereto, other than this exhibit) shall be hereinafter referred to as the "Agreement"; and this exhibit is hereinafter referred to as the "Exhibit." Except as may be otherwise provided in this Exhibit, terms defined and used in the Agreement shall have the same meaning when used herein.

       1.2 Relationship of the Parties. The parties to this Agreement shall be hereinafter referred to as "Party" or collectively as "Parties." The Parties understand and agree that the arrangement and undertakings evidenced by the Agreement result in a partnership for purposes of Federal income taxation and certain State income tax laws which incorporate or follow Federal income tax principles as to tax partnerships. Such partnership for tax purposes is hereinafter referred to as the "Partnership." For every other purpose of the Agreement the Parties understand and agree that: (i) their legal relationship to each other under applicable State law with respect to all property subject to the Agreement is one of tenants in common, or undivided interest owners, or lessee(s)-sublessee(s), and not a partnership; (ii) that the liabilities of the Parties shall be several and not joint or collective; and (iii) that each Party shall be responsible solely for its obligations.

       1.3 Priority of Provisions of this Exhibit. If there is a conflict or inconsistency, whether direct or indirect, actual or apparent, between the terms and conditions of this Exhibit and the terms and conditions of the Agreement, or any other exhibit or any part thereof, the terms and conditions of this Exhibit shall govern and control.

       1.4    Survivorship.

                     1.4.1 Any termination of the Agreement shall not affect the continuing application of the Partnership provisions for termination and liquidation.

                     1.4.2 Any termination of the Agreement shall not affect the continuing application of the Partnership provisions for the resolution of all matters regarding Federal and State income .reporting.

                     1.4.3 These Partnership provisions shall inure to the benefit of, and be binding upon, the Parties hereto and their successors and assigns.

       1.5 Term. The effective date of the Partnership shall be the effective date of the Agreement. The Partnership shall continue in full force and effect from and after such date, until termination and liquidation.

2.     INCOME TAX COMPLIANCE AND CAPITAL ACCOUNTS
       ------------------------------------------

       2.1    Tax Returns. The Tax Matters Partner ("TMP"), as designated in
              Section 3.I, shall prepare and file all required Federal and State partnership income tax returns. In preparing such returns the TMP shall use its best efforts and in doing so shall incur no liability to any other Party. Not less than thirty (30) days prior to the return due date (including extensions) the TMP shall submit to each Party for review a copy of the return as proposed.

       2.2 Fair Market Value Capital Accounts. The TMP shall establish and maintain for each Party fair market value ("FMV") capital accounts and tax basis capital accounts. Upon request, the TMP shall submit to each Party along with a copy of any proposed partnership income tax return an accounting of such Party's FMV capital accounts as of the end of the return period.

       2.3 Information Requests. Each Party agrees to furnish to the TMP not later than sixty (60) days before the return due date (including extensions) such information relating to the operations conducted under this Agreement as may be required for the proper preparation of such returns and capital accounts.

3.     TAX MATTERS PARTNER
       -------------------

       3.1 Tax Matters Partner. The Operator is designated TMP as defined in Internal Revenue Code (the "Code") ss.6231(a)(7). In the event of any change in the TMP, the Party serving as TMP at the beginning of a given taxable year shall continue as TMP with respect to all matters concerning such year. The TMP and other Parties shall use their best efforts to comply with responsibilities outlined in this section and Code ss.ss.6222 through 6233 and 6050K (and the Treasury Regulations thereunder) and in doing so shall incur no liability to any other Party. Notwithstanding the TMP's obligation to use its best efforts in the fulfillment of its responsibilities, the TMP shall not be required to incur any expenses for the preparation for, or pursuance of, administrative or judicial proceedings, unless the Parties agree on a method for sharing such expenses.

       3.2 Information Request by the TMP. The Parties shall furnish the TMP, within two weeks from the receipt of the request, the information (including information specified in Code ss.ss.6230(e) on partner identification and 6050K for transfers of partnership interests) the TMP may reasonably request to comply with the requirements on furnishing information to the Internal Revenue Service.

       3.3    TMP Agreements with IRS.

              3.3.1 The TMP shall not agree to any extension of the statute of limitations for making assessments on behalf of the Partnership without first obtaining the written consent of all Parties. The TMP shall not bind any other Party to a settlement agreement in tax audits without obtaining the written concurrence of any such Party.

              3.3.2 Any other Party who enters in a settlement agreement with the Secretary of the Treasury with respect to any partnership items, as defined in Code ss.6231(a)(3), shall notify the other Parties of the terms within ninety (90) days from the date of such settlement.

       3.4 Inconsistent Treatment of Partnership Items. If any Party intends to file a notice of inconsistent treatment under Code ss.6222(b), such Party shall, prior to the filing of such notice, notify the TMP of the (actual or potential) inconsistency of the Party's intended treatment of a partnership item with the treatment of that item by the Partnership. Within one week of receipt the TMP shall remit copies of such notification to the other Parties. If an inconsistency notice is filed solely because a Party has not received a Schedule K-1 in time for the filing of its income tax return, the TMP need not be notified.

       3.5 Request for Administrative Adjustment. No Party shall file pursuant to Code ss.6227 a request for an administrative adjustment of partnership items without first notifying all other parties. If all other Parties agree with the requested adjustment, the TMP shall file the request on behalf of the Partnership. If unanimous consent is not obtained within thirty (30) days from such notice, or within the period required to timely file the request, if shorter, any Party, including the TMP, may file a request for administrative adjustment on its own behalf.

       3.6 judicial Proceedings. Any Party intending to file a petition under Code ss.ss.6226, 6228, or any other Code section with respect to any partnership item, or other tax matters involving the Partnership, shall notify the other Parties prior to such filing of the nature of the contemplated proceeding. In the case where the TMP is the Party intending to file such petition, such notice shall be given within a reasonable time to allow the other Parties to participate in the choice of the forum for such petition. If the Parties do not agree on the appropriate forum, then the forum shall be chosen by majority vote. Each Party shall have a vote in accordance with its percentage interest in the Partnership for the year under audit. If a majority cannot agree, the TMP shall choose the forum. If a Party intends to seek review of any court decision rendered as a result of such proceeding, the Party shall notify the other Parties prior to seeking such review.

4.     TAX AND FMV CAPITAL ACCOUNT ELECTIONS
       -------------------------------------

       4.1 General Elections. For both income tax return and capital account purposes, the Partnership shall elect:

                     (a) to deduct currently intangible drilling and development costs ("IDC");

                     (b) to use the maximum allowable accelerated tax method and the shortest permissible tax life for depreciation;

                     (c)    to use the accrual method of accounting;

                     (d)    to report income on a calendar year basis;

                     if checked below:

              [_](e) to account for dispositions of depreciable assets under the general asset method to the extent permitted by Code ss. I68(I)(4);

              [X](f) under Code ss.754 to adjust the basis of partnership property, with the adjustments provided in Code ss.734 for a distribution of property and in Code ss.743 for a transfer of a partnership interest. In the case of a distribution of property the TMP shall adjust all tax basis capital accounts. In the case of a transfer of a partnership interest the acquiring party(ies) shall establish and maintain its (their) tax basis capital accounts(s). The acquiring Party(ies) shall pay all costs incurred by the Partnership in connection with the transfer including, without limitation, reasonable attorney's and accountant's fees. Furthermore, the acquiring Party(ies) shall indemnify and hold harmless the Partnership in connection with the acquiring Party(ies) partnership basis, including the reasonable cost of legal and accounting services and any penalty or interest assessed by the Internal Revenue Service. Any Party who enters into a transfer of a Partnership interest with respect to which a
                     Section 754 election is made shall provide the TMP, within thirty (30) days after the transfer, with all necessary information for filing the Partnership Federal Income Tax return.

       4.2 Depletion. Solely for FMV capital account purposes, depletion shall be calculated by using simulated cost depletion within the meaning of Treas. Reg. ss. 1.704 1 (b)(2)(iv)(k)(2), to be determined under the principles of Code ss.612 and be based on the FMV capital account basis of each Lease. Solely for purposes of this calculation, remaining reserves shall be as determined consistently by the TMP.

       4.3 Election Out Under Code ss.761 a. The TMP shall notify all Parties of an intended election to be excluded from the application of Subchapter K of Chapter 1 of the Code not later than sixty (60) days prior to the fling date or the due date (including extensions) for the Federal partnership income tax return, whichever comes earlier. Any Party that does not consent must provide the TMP with written objection within thirty (30) days of such notice.

       4.4 Other Tax or FMV Capital Account Elections or Consents. Any election other than those referenced above must be approved by the affirmative vote of two (2) or more Parties owning a Majority Working Interest based upon post-Payout ownership.

5.     CAPITAL CONTRIBUTIONS AND FMV CAPITAL ACCOUNTS
       ----------------------------------------------

       5.1 Capital Contributions. The respective capital contributions of each Party to the Partnership shall be (a) each Party's interest in the oil and gas lease(s), including all associated lease and well equipment, committed to the Partnership, and (b) all amounts of money paid by each Party in connection with the acquisition, exploration, development, and operation of the lease(s), and all other costs characterized as contributions or expenses borne by such Party under the Agreement. The contribution of the leases and any other properties committed to the Partnership shall be made by each Party's agreement to hold legal title to its interest in such leases or other property as nominee of the Partnership.

       5.2 FMV Capital Accounts. The FMV capital accounts shall be increased and decreased as follows:

              5.2.1 The FMV capital accounts shall be increased by: (i) the amount of money and the fair market value of any property contributed by each Party to the Partnership (net of liabilities assumed by the Partnership or to which the contributed property is subject); (ii) a Party's ss.6.1 allocated share of Partnership income and gain, or items thereof; and (iii) that Party's share of Code ss.705(a)(1)(B) items.

              5.2.2 The FMV capital accounts shall be decreased by: (i) the amount of money and the fair market value of property distributed to each Party (net of liabilities assumed by such Party or to which the property is subject), (ii) that Party's ss.6.1 allocated share of Partnership loss and deductions, or items thereof; and (iii) that Party's share of Code ss.705(a)(2)(B) items.

              5.2.3 "Fair Market Value" when it applies to property contributed by a Party to the Partnership shall be assumed to equal the adjusted tax basis, as defined in Code ss.1011, of that property unless the Parties agree otherwise as indicated below.


                            Property Contributed       Agreed Fair Market Value
                            --------------------       ------------------------

                            -----

                            -----

                            -----

              if checked below:

              [_]5.3 FMV Capital Account Revaluation. The FMV capital accounts will be revalued to reflect revaluation of partnership property according to Treas. Reg. ss.1.704-1(b)(2)(iv)(f) if the Parties agree pursuant to ss.4.4.

6.     PARTNERSHIP ALLOCATIONS
       -----------------------

       6.1 FMV Capital Account Allocations. Each items of income, gain, loss, or deduction shall be allocated to each party as follows:

              6.1.1 Actual or deemed income from the sale, exchange, distribution or other disposition of production shall be allocated to the Party entitled to such production or the proceeds from the sale of such production. The amounts received from the sale of production and of the fair market value of production taken in kind by the Parties are deemed to be identical; accordingly, such items may be omitted from the adjustments made to the Parties' FMV capital accounts.

              6.1.2 Exploration cost, IDC, and operating and maintenance cost shall be allocated to each Party in accordance with its respective contribution, or obligation to contribute, to such cost.

              6.1.3 Depreciation shall be allocated to each Party in accordance with its contribution, or obligation to contribute, to the cost of the underlying asset.

              6.1.4 Simulated depletion shall be allocated to each Party in accordance with its FMV capital account adjusted basis in each oil and gas property of the Partnership.

              6.1.5 Loss (or simulated loss) upon the sale, exchange, distribution, abandonment or other disposition of depreciable or depletable property shall be allocated to the Parties in the ratio of their respective FMV capital account adjusted basis in the depreciable or depletable property.


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


              6.1.6 Gain (or simulated gain) upon the sale, exchange, distribution, abandonment or other disposition of depreciable or depletable property shall be allocated to the Parties so that the FMV capital account balances of the Parties will most closely reflect their respective percentage or fractional interests under the Agreement. However, as provided in Treas. Reg. ss. 1 .704- 1 (b)(4)(v) for oil and gas properties, the amount realized is allocated as follows: (i) first, an amount that represents recovery of adjusted simulated depletion basis is allocated (without being credited to the capital accounts) to the Parties in the same proportion as the aggregate simulated depletion basis was allocated to such Parties under this section; (ii) next, from the remainder of the amount realized, if any, an amount up to any remaining pre-contribution gain under Code ss.704(c), but only to the extent not included in the allocation under the first allocation step, is allocated to the Parties having contributed the respective property; and (iii) finally, any amount of realization remaining after the allocations under
                     (i) and (ii) is allocated in accordance with the first sentence of this ss.6.1.6.

              6.1.7 Costs or expenses of any other kind shall be allocated to each Party in accordance with its respective contribution, or obligation to contribute, to such costs or expenses.

              6.1.8 Any other income items shall be allocated to the Parties in accordance with the manner in which such income is realized by each Party.

       6.2    Tax Return and Tax Basis Capital Account Allocations

              6.2.1 Unless otherwise expressly provided in this Section 6.2, the allocations of partnership items of income, gain, loss, or deduction for tax return and tax basis capital account purposes shall follow the principles of the allocations under Section 6.1. However, the partnership's gain or loss on the taxable disposition of a partnership property in excess of the gain or loss under Section 6.1, if any, is allocated to the contributing Party to the extent of such Party's pre-contribution gain or loss.

              6.2.2 The Parties recognize that under Code ss.613A(c)(7)(D) the depletion allowance is to be computed separately by each Party. For this purpose, each Party's share of the adjusted tax basis in each oil and gas property shall be equal to its contribution to the adjusted tax basis of such property.

              6.2.3 The Parties recognize that under Code ss.613A(c)(7)(D) the computation of gain or loss on the disposition of an oil and gas property is to be computed separately by each Party.

              6.2.4 Depreciation shall be allocated to each Party in accordance with its contribution to the adjusted tax basis of the depreciable asset.

              6.2.5 Any recapture of depreciation, IDC, and any other item of deduction or credit shall, to the extent possible, be allocated among the Parties in accordance with their sharing of the depreciation, IDC, or other item of deduction or credit which is recaptured.




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


              6.2.6 Any recapture of depletion shall be computed separately by each Party, in accordance with its depletion allowance computed pursuant to ss.6.2.2.

              6.2.7 For partnership properties with FMV capital account values different from their adjusted taxes bases the Parties intend that the allocations described in this ss.6.2 constitute a "reasonable method" of allocating gain or loss under Treas. Reg. ss.1.704-3(a)(1).

              6.2.8  Take-in-kind:

                     6.2.8.1 Unless checked below, the income attributable to
                            take-in-kind production will not be reflected on the tax return.

                     6.2.8.2 _____ The provision for taking production in-kind, as provided in the Agreement, is recognized as each Party's right to determine the market for its proportionate share of production. All items of income, deductions, and credits arising from such, marketing of production shall be recognized by the Partnership and shall be allocated to each Party who designated such a market.

7.     TERMINATION AND LIQUIDATING DISTRIBUTION
       ----------------------------------------

       7.1 Termination of the Partnership. Termination shall occur on the earlier of the events described in Code ss.708(b)(1)(A) or (B).

              7.1.1 Upon termination under Code ss.708(b)(1)(B), each Party's FMV capital account shall be adjusted as provided in Treas. Reg. ss.1.704-1(b)(2)(iv)(1) and Section 7.3. The
                     distributions provided in Sections 7.2 through 7.4 shall be deemed to have occurred with the Partnership cash and properties deemed contributed to a new Partnership to which this Exhibit also applies.

              7.1.2 Upon termination under Code ss.708(b)(1)(A), the business shall be wound-up and concluded, and the assets shall be distributed to the Parties as described below by the end of such calendar year (or, if later, within ninety (90) days after the date of such termination). The assets shall be valued and distributed to the parties in the order provided in Sections 7.2 through 7.4.

       7.2 Reversion. First, all cash representing unexpended contributions by any Party and any property in which no interest has been earned by any other Party under the Agreement shall be returned to the contributor.

       7.3 Balancing. Second, the FMV capital accounts of the Parties shall be determined as described hereafter. The TMP shall take the actions specified under this Section 7.3 in order to cause the ratios of the Parties' FMV capital accounts to reflect as closely as possible their interests under the Agreement. The ratio of a Party's FMV capital account is represented by a fraction, the numerator of which is the Party's FMV capital account balance and the denominator of which is the sum of all Parties' FMV capital account balances. This is hereafter referred to as the "balancing of the FMV capital accounts" and, when completed, the FMV capital accounts of the Parties shall be referred to as "balanced."

              7.3.1 The fair market value of all Partnership properties shall be determined and the gain or loss for each property, which would have resulted if sold at such fair market, value, shall be allocated in accordance with Sections 6.1.5 and
                     6.1.6. If hereafter any Party has a negative FMV capital account balance, that is a balance of less than zero, in accordance with Treas. Reg. ss.ss.1.704-1(b)(2)(ii)(b)(3) such Party is obligated to contribute an amount of money to the Partnership sufficient to achieve a zero balance FMV capital account (the "Deficit Make-Up Obligation"). Moreover, any Party may contribute an amount of cash to the Partnership to facilitate the balancing of the FMV capital accounts. If after these adjustments the FMV capital accounts are not balanced; Sections 7.3.2 and 7.3.3 shall apply.

              7.3.2 If all Parties agree, any cash or an undivided interest in certain selected properties shall be distributed to one or more Parties as necessary for the purpose of balancing the FMV capital accounts.

              7.3.3 Unless Section 7.3.2 applies, an undivided interest in each and every property shall be distributed to one or more Parties in accordance with the ratios of their FMV capital accounts.

              7.3.4 If a property is to be valued under Section 7.3.1 or distributed pursuant to Sections 7.3.2 or 7.3.3 the Parties must first attempt to agree on the FMV of the property; failing such an agreement, the TMP shall cause a nationally recognized independent engineering firm to prepare an appraisal of the FMV of such property.

       7.4 Final Distribution. After the FMV capital accounts of the Parties have been adjusted pursuant to Section 7.3, all remaining property and interests then held by the Partnership shall be distributed to the Parties in accordance with their positive FMV capital account balances.

8.     TRANSFERS INDEMNIFICATION, AND CORRESPONDENCE
       ---------------------------------------------

       8.1 Transfer of Partnership Interests. Transfers of Partnership interests shall be governed by the Agreement. A Party transferring its interest, or any part thereof, shall notify the TMP in writing within two weeks after such transfer.

       8.2 Indemnification. This agreement does not provide for any indemnification to protect Parties against any tax cost from a Code ss.708(b)(1)(B) termination. If the Parties desire such indemnification, it must be expressly stipulated as a variation from this Exhibit.

       8.3 Correspondence. All correspondence relating to the preparation and filing of the Partnership's income tax returns and capital accounts shall be sent to:

              Marathon Oil Company


              Ridgewood Energy Corporation



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